                                                                  EXHIBIT (b)(4)

                                                                    CONFIDENTIAL





                         [JILLIAN'S ENTERTAINMENT LOGO]



                     PRESENTATION TO THE BOARD OF DIRECTORS





                                 April 22, 1997








                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                               TABLE OF CONTENTS

================================================================================


                                                                               Page
                                                                               ----
EXECUTIVE SUMMARY                                                                1

ADVISOR'S ROLE                                                                   3

SUMMARY OF VALUATION RESULTS

  I.    STOCK TRADING HISTORY AND EQUITY MARKET REVIEW                           4


  II.   MERGER VALUATION ANALYSIS                                                5


  III.  COMPARABLE COMPANY ANALYSIS                                              6


  IV.   COMPARABLE TRANSACTION ANALYSIS                                          8


  V.    PREMIUMS PAID ANALYSIS                                                   8


  VI.   DISCOUNTED CASH FLOW ANALYSES                                            9


CONCLUSION                                                                      14

EXHIBITS:
I.     Stock Trading Graphs and Equity Market Review
II.    Merger Consideration Analysis
III.   Comparable Company Analysis
IV.    Comparable Transaction Analysis
V.     Premiums Paid Analysis
VI.    Discounted Cash Flow Analyses
VII.   Other Supplemental Analyses






                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                               EXECUTIVE SUMMARY

================================================================================

* Stonebridge Associates, LLC ("Stonebridge") has been retained by the Board of Directors of Jillian's Entertainment Corporation ("Jillian's" or the "Company") and John L. Kidde in his capacity as the outside director of the Company for the purpose of providing a fairness opinion with regard to a merger transaction contemplated by an Agreement and Plan of Merger by and among the Company, Jillian's Entertainment Holdings, Inc. ("Holdings") and Jillian's Entertainment Acquisition Corporation, a wholly owned subsidiary of Holdings ("Sub"), (the "Merger Agreement"). Pursuant to the terms of a purchase agreement dated as of the date of the Merger Agreement, J.W. Childs Equity Partners, LP will contribute $12,000,000 to Holdings in exchange for shares of Series A 12% Convertible Preferred Stock of Holdings and certain shareholders of the Company will contribute their common stock of the Company to Holdings in exchange for shares of common stock of Holdings. Under the terms of the Merger Agreement, Sub will merge with and into the Company, and the Company shall be the surviving corporation ("the Merger"). Each shareholder of Company common stock other than Holdings ("Non-continuing Shareholder") will have the right to receive $0.50 in cash for each share of Company common stock owned by such shareholder (the "Merger Consideration").

   - Summary of Selected Merger Provisions: Subject to Board of Directors' ("Board") approval, the Merger Agreement contemplates that:

         - Each share of common stock held by Non-continuing Shareholders (5,154,308 shares) will have the right to receive $.50 per share in cash;

         - Each stock option to purchase a share or shares of Common Stock outstanding immediately prior to consummation of the Merger that is held by a former director, officer or employee of the Company will be converted into the right to receive the Merger Consideration for each share of Common Stock as to which the option is exercisable, less the exercise price for each such share; and

         - Each warrant to purchase a share or shares of Common Stock held immediately prior to consummation of the Merger by any person with whom the Company does not have ongoing relationships will be converted into the right to receive, upon the exercise of such warrant, the Merger Consideration for each share of Common Stock to which the warrant is exercisable, upon payment of the exercise price for each such share.

   - Stonebridge will deliver to the Board an opinion as to the fairness, from a financial point of view, to the Company's Non- continuing Shareholders of the Merger Consideration to be offered for the outstanding shares of Jillian's common stock, options and warrants to be purchased in the Merger ("Fairness Opinion"). Stonebridge has not been requested to opine as to, and its opinion will not in any manner address, any other terms or provisions of the Merger or the Merger Agreement or the Company's underlying decision to proceed with the Merger.






                                        1                          STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                               EXECUTIVE SUMMARY

================================================================================

*  Fairness Opinion Summary

   -     Employing several methodologies, Stonebridge observed that the Merger
         Consideration:

         1) Falls within a reasonable range of values of Jillian's, as derived through two comparative valuation analyses; and

         2) Exceeds a reasonable range of value derived by analyzing the Company's projected operating and financial performance.

   - The Merger Consideration represents a 284.6% premium to the Company's common stock price both one day and 30 days prior to the announcement, compared to the mean one day and 30 day premiums of 14.1% and 38.0%, respectively, paid in comparable transactions involving small market capitalization companies.

*  Conclusion

   - Based on Stonebridge's analyses, the Merger Consideration of $0.50 per share in cash is fair to the Non-continuing Shareholders from a financial point of view.






                                        2                          STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                                 ADVISOR'S ROLE

================================================================================

*  Prepared a valuation assessment of Jillian's

   -   Met with Management in Boston

   -   Interviewed Jillian's management team, including:

       -    Dan Smith, President and Chief Operating Officer

       -    Sara Nyberg, Controller

   - Reviewed Company's business plan and discussed strategic focus and future plans

   - Reviewed historical operating and financial performance, and financial statements

   - Examined Company's 1998 budget and, along with Management, developed five year projections

   -   Reviewed certain documentation with regard to existing club operations

   -   Prepared valuation utilizing several valuation techniques:

       -  Comparable Company Analysis

       -  Comparable Transaction Analysis

       -  Discounted Cash Flow Analysis

*  Reviewed public equity market trading activity

   - Examined historical and current trading activity for Jillian's over a variety of time horizons

   - Reviewed historical and current trading activity for comparable public companies in the entertainment and themed restaurant industry

   - Determined range of premiums paid in merger and acquisition transactions over a target's stock price one day and thirty days prior to the announcement of the transaction.






                                        3                          STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

I. STOCK TRADING HISTORY (SEE EXHIBIT I)

   * Stonebridge examined Jillian's historical weekly stock price and trading volume over the past three years.

       - Jillian's highest stock price over the past three years was $0.81 in May 1994. The Merger Consideration represents a 38.3% discount to the Company's stock price as of that date. Over the three year time period, average weekly trading volume was 27,387 shares.

       - During the past 52 weeks, Jillian's highest stock price was $0.38. The Merger Consideration represents a 31.6% premium to the Company's stock price as of that date. Over this time period, average weekly trading volume was 24,840 shares.

   * Stonebridge examined the trading volume history of Jillian's stock over a 360, 180, 90, 60 and 30 day period. Stonebridge then compared each period's average stock price, weighted by the volume traded within that period, to the $0.50 per share Merger Consideration.

       - The Merger Consideration represents a 127% premium over the 360 day weighted average stock price of $0.22.

       - The Merger Consideration represents a 177.8% premium over the 180 day weighted average stock price of $0.18.

       - The Merger Consideration represents a 194.1% premium over the 90 day weighted average stock price of $0.17.

       - The Merger Consideration represents a 150.0% premium over the 60 day weighted average stock price of $0.20.

       - The Merger Consideration represents a 138.1% premium over the 30 day weighted average stock price of $0.21.

          - The transaction was announced on March 17, 1997. The 30 day weighted average stock price may reflect market reactions to the announcement.


================================================================================

                         STOCK TRADING HISTORY ANALYSIS

================================================================================

                                                         $0.50 PER SHARE
                                 JILLIAN'S                 OFFER PRICE
               MEASURE          STOCK PRICE                  PREMIUM
               -------          -----------                  -------
    High over three years           $0.81                    (38.3%)
       High over 52 weeks            0.38                     31.6%

 360 day weighted average            0.22                    127.3%
 180 day weighted average            0.18                    177.8%
  90 day weighted average            0.17                    194.1%
  60 day weighted average            0.20                    150.0%
  30 day weighted average            0.21                    138.1%

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

    * Stonebridge also compared Jillian's stock price history over the past three years to an index comprised of comparable public companies in the entertainment and themed restaurant industries, as well as the S&P 500 and the S&P 600 Small Cap Index.

       - The comparable public company index contains eight public companies in the entertainment/ themed restaurant industry:

          -   Bowl America, Inc.;

          -   Dave & Buster's Inc.;

          -   Grand Havana;

          -   Laser Storm, Inc.;

          -   Michigan Brewery, Inc.;

          -   Planet Hollywood International, Inc.;

          -   Rock Bottom Restaurants, Inc.; and

          -   Western Country Clubs, Inc.

       - The public companies used in this analysis have similar operating formats and customer bases to Jillian's. However, they may not be directly comparable because of their greater size and general market focus.

       - Over the last three years, Jillian's stock price has significantly underperformed the comparable company index, the S&P 500 Index and the S&P 600 Small Cap Index, reflecting the Company's disappointing operating and financial performance, as well as its small public float, limited trading activity and lack of investor following.

    * Stonebridge examined selected equity market measures for Jillian's and compared them to corresponding measures for the comparable companies in the index.

       -  Jillian's was one of only two companies with a stock price below
          $1.00.

       - The Company had the lowest public float market value of any company analyzed.

       - The Company's current NASDAQ Small Cap Market listing is subject to discontinuation as of May 7, 1997.

       - Average monthly trading volume for the past twelve months was the second lowest of the averages observed.

       - The Company has less than 1.0% institutional ownership and is not followed by any equity research analysts.


II. MERGER CONSIDERATION ANALYSIS (SEE EXHIBIT II)

    * Stonebridge calculated the total equity value of Jillian's based on the $0.50 per share Merger Consideration to be offered in the transaction.






                                        5                          STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

       - Stonebridge multiplied the 9,137,798 outstanding shares of common stock by $0.50 to arrive at an equity value of the common stock of $4,568,899.

       - Stonebridge also assumed the exercise of all outstanding options and warrants that could be exercised at a price of $0.50 per share or less. Total consideration of the options and warrants is approximately $176,350.

          - Therefore, at $.50 per share, Jillian's total equity valuation would be approximately $4,745,245.


III. COMPARABLE COMPANY ANALYSIS (SEE EXHIBIT III)

   * The Comparable Company Analysis performed by Stonebridge values the Company on a stand-alone basis using appropriate multiples of operating performance of the peer group of public companies.

       - The peer group of comparable public companies used in this analysis is the same eight companies used in the stock trading analysis discussed above. While the public companies used in this analysis are not directly comparable due to their greater size and general market focus, their similar operating formats and customer base make them relevant for this analysis. Stonebridge believes the composite performance of these companies provides a meaningful basis of comparison to Jillian's.

       - Stonebridge examined Jillian's operating performance over the last three years with three year operating performances of the peer group.

          - Jillian's calculated annual revenue growth rate of 53% was lower than six of the peer companies, but higher than the group's mean of 47.5%.

          - Jillian's gross margin, while higher than all but one peer company, declined from 79.1% in 1994 to 77.2% in 1996. The Company's 1996 gross margin was approximately 26.0% higher than the peer group's mean of 61.3%.

          - Jillian's earnings before interest, taxes, depreciation and amortization (EBITDA) was negative in 1994 and 1995, and lower than the peer group means of 4.4% and 5.3%, respectively. In 1996, the Company's EBITDA margin of 3.8% was lower than all but one of the peer companies, and lower than the peer group's mean of 12.1%.

          - Jillian's earnings before interest and taxes (EBIT) was negative in 1994 and 1995, and lower than the peer group means of (1.6%) and (0.6%), respectively. In 1996, the Company's EBIT margin of (1.7%) was lower than six companies in the peer group, and lower than the group's mean of 3.4%.

          - Over the last three years, Jillian's incurred net losses. In 1996, the Company's net margin of (3.3%) was higher than three of the peer companies, but lower than the mean of 1.6%.

       - Stonebridge observed that, in general, Jillian's operating and financial performance

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

          compares unfavorably to the mean operating and financial performance of the comparable companies analyzed.

       - Utilizing those valuation methods that properly reflect the Company's current operating performance, historical lack of profitability, and leveraged capital structure, Stonebridge calculated the mean to median range of EBITDA, EBIT, and book value multiples of the eight public comparable companies.

          -   The mean to median EBITDA multiple range was 8.8x - 7.6x

          -   The mean to median EBIT multiple range was 15.1x - 17.4x

          -   The mean to median book value multiple range was 0.9x - 1.0x

       - These multiples, when applied to Jillian's latest twelve month results, reflect the theoretical valuation of the Company based on the valuation parameters of the comparable public companies.

          - Stonebridge used Jillian's latest twelve month financial results as of December 31, 1996, as adjusted, to be consistent with the eight peer companies, most of which were trading on results as of that date.

              - Stonebridge adjusted Jillian's latest twelve month financial results to remove $300,000 related to a writedown of assets associated with the Long Beach club, as well as $200,000 in legal fees related to the Merger.



====================================================================================================================================
                                                  JILLIAN'S ENTERTAINMENT CORP.
                                               COMPARABLE COMPANY ANALYSIS RESULTS
                                               -----------------------------------
                                                             ($000'S)
====================================================================================================================================

                                                                                                               JILLIAN'S
                          COMPARABLE                JILLIAN'S                 JILLIAN'S                        PER SHARE
 VALUATION                 COMPANY                IMPLIED TOTAL             IMPLIED EQUITY                   IMPLIED EQUITY
  MEASURE               MULTIPLE RANGE           VALUATION RANGE            VALUATION RANGE                  VALUATION RANGE
  -------               --------------           ---------------            ---------------                  ---------------
     EBITDA              7.6x - 8.8x             $10,421 - $12,042          $8,155 - $9,776                  $0.89 - $1.07

       EBIT             15.1x - 17.4x             $7,639 -  $8,766          $5,373 - $6,500                  $0.59 - $0.71

 Book Value              0.9x - 1.0x              $4,325 -  $4,708          $2,059 - $2,442                  $0.23 - $0.27

       - Employing this methodology, Jillian's per share implied equity valuation ranges from $0.23 to $1.07.

       - Given the Company's current operating performance, its historical lack of profitability, and its leveraged capital structure, Stonebridge believes Jillian's valuation would fall in the lower end of the range outlined above.






                                        7                          STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

IV. COMPARABLE TRANSACTION ANALYSIS (SEE EXHIBIT IV)

    * The Comparable Transaction Analysis developed by Stonebridge examined mergers or acquisitions in the past three years in comparable industries to determine the multiples of operating performance paid by acquirors in an arms-length transaction.

       - Stonebridge examined 39 mergers or acquisitions in the entertainment and restaurant industries during the period from May 1994 - April 1997. Of these transactions, 10 companies reported revenue information, two companies provided EBITDA information, one company provided EBIT information, and three companies provided book value information from which multiples could be determined.

          -   The mean and median EBITDA multiple was 4.3x.

          -   The mean and median EBIT multiple was 12.5x.

          -   The mean to median book value multiple range was 2.0x - 2.5x.



===============================================================================================================
                                        JILLIAN'S ENTERTAINMENT CORP.
                                   COMPARABLE TRANSACTION ANALYSIS RESULTS
                                   ---------------------------------------
                                                   ($000'S)
===============================================================================================================

                                                                                            JILLIAN'S
                      COMPARABLE            JILLIAN'S               JILLIAN'S               PER SHARE
    VALUATION         TRANSACTION         IMPLIED TOTAL          IMPLIED EQUITY          IMPLIED EQUITY
     MEASURE        MULTIPLE RANGE       VALUATION RANGE         VALUATION RANGE         VALUATION RANGE
     -------        --------------       ---------------         ---------------         ---------------
     EBITDA           4.3x - 4.3x        $5,832 - $5,832         $3,566 - $3,566          $0.39 - $0.39

       EBIT          12.5x - 12.5x       $6,304 - $6,304         $4,038 - $4,038          $0.44 - $0.44

 Book Value           2.0x - 2.5x        $6,980 - $8,122         $4,714 - $5,856          $0.52 - $0.64

       - Employing this methodology, Jillian's per share implied equity valuation ranges from $0.39 to $0.64.

       - Stonebridge observed that this analysis incorporated only a limited number of transactions, some of which occurred over two years ago.

IV. PREMIUMS PAID ANALYSIS (SEE EXHIBIT V)

   * In an arms-length acquisition, an acquiror generally pays a premium over the target's stock price to account for the acquisition of controlling interest in the company. The Premiums Paid Analysis examined the relative premiums paid in recent merger and acquisition transactions over the target's stock price one day and thirty days prior to the announcement of the transaction.

       - Stonebridge examined the same 39 transactions in the entertainment and restaurant industry that were reviewed in the Comparable Transaction Analysis. Of these, only

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

          three transactions provided information relevant to the premiums paid analysis.

          - The mean and median premium paid over the target's stock price one day prior to the announcement date was 51%. For the thirty day period prior to the announcement, the mean and median premium paid was 50%.

       - Stonebridge also examined the range of premiums paid for companies with a market capitalization below $10 million both one day and thirty days prior to the announcement date of the transaction.

          - From January 1995 to March 1997, 32 transactions involving companies with market capitalizations under $10 million occurred. Of these, 26 provided information relevant to this analysis.

          - The mean to median premium range over the target's stock price one day prior to the announcement date was 14% to 0%.

          - For the thirty day period prior to the announcement, the mean to median premium range was 38% to 14%.

       - On March 14, 1997, one trading day prior to the announcement date of the proposed transaction Jillian's stock price was $0.13. The $.50 per share Merger Consideration represents a 284.6% premium to the Company's stock price as of March 14, 1997.

       - On February 13, 1997, thirty days prior to the announcement of the proposed transaction, Jillian's stock price was also $0.13. The $0.50 per share Merger Consideration represents a 284.6% premium over the Company's stock price as of that date.


V. DISCOUNTED CASH FLOW ANALYSES (SEE EXHIBIT VI)

   * The discounted cash flow (DCF) model developed by Stonebridge determined the estimated value of Jillian's based on the net present value (NPV) of its future income streams plus the NPV of the terminal value of the Company at some future date.

   * The DCF model was constructed based on pro forma projections of Jillian's for a five year period. The NPV was calculated by discounting the future free cash flows from operating the business and the terminal value of the business in the final year using an appropriate discount rate that is determined by a weighted average cost of capital analysis.

   * The discount rate typically selected reflects the relative risk of the projected future income streams of the business. The discount rate is further affected by the capitalization structure of a company.

       - Stonebridge first calculated Jillian's cost of debt based on the weighted average interest rate of the Company's total debt outstanding as of March 31, 1997.

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

          -   Jillian's cost of debt was approximately 11.0%.

       - Stonebridge then examined the average returns of private equity funds during 1996 to determine an appropriate cost of equity. Due to the lack of liquidity in Jillian's stock as well as its disappointing operating results, Stonebridge concluded that the return required by equity investors in Jillian's would approximate that return required by risk prone investors in private equity funds.

          - The average equity return for private equity funds in 1996, based on research performed by Venture Economics Information Services, was 42.7%.

          - Jillian's, however, is a public company. Therefore, Stonebridge used a range of 38% - 42% for the Company's implied cost of equity.

          - Due to Jillian's history of losses, the Company's book value does not accurately reflect the basis of calculating required equity returns. Paid in capital represents the actual dollar amount of equity that has been invested in Jillian's to date, and more accurately reflects the invested equity on which an equity return should be earned.

              - Jillian's paid in capital as of March 31, 1997 was $9.5 million.

       - Using the weighted average cost of capital formula, Stonebridge calculated a range of discount rates from 31.0% - 35.0%.

   * The terminal value for Jillian's was determined by multiplying its EBITDA in 2003 by a range of multiples, based on the Comparable Company Analysis.

       - The high to low EBITDA multiple range determined by the Comparable Company Analysis was 3.6x - 15.0x.

          - Due to Jillian's operating performance in comparison to those of the peer group, Stonebridge believes that the appropriate EBITDA multiple is between the low of 3.6x and the median for the peer group of 8.8x.

              -  The average of these two multiples is 6.2x.

          - Therefore, Stonebridge used a range of EBITDA multiples of 5.0x - 7.0x to determine the Company's terminal value.

   * Jillian's operating budget, as provided by Management, provides for a revenue growth rate of 3.5% in 1998. Thereafter, Management projects revenues to grow at 2.5%.

       - Management assumes, both in its 1998 operating budget and its projections, that no additional clubs would be opened if the contemplated transaction is not consummated because of the high cost and uncertainty associated with required financing.

       - Even though certain commitments have been entered into with regard to the opening of two new clubs, Management believes that the Company may not be able to honor these commitments if the Merger is not consummated.


                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

   * Management has indicated an interest in selling the Long Beach, CA club due to poor operating performance. To date, there have been few indications of interest from potential buyers. Therefore, Stonebridge analyzed Jillian's projections two ways.

       - Stonebridge assumed Jillian's would continue to operate the Long Beach club going forward.

       - Stonebridge also examined a scenario in which Long Beach would be sold at the end of 1998. Total consideration paid would be equivalent to the remaining debt outstanding relating to the Long Beach club.

   * Given the revenue growth of better performing companies in the entertainment and restaurant industries, Stonebridge analyzed each scenario described above using a 5.0% revenue growth assumption beginning in 1998.

       - However, corporate overhead growth and rent are assumed to grow at 2.5%, given the generally fixed nature of overhead costs and the inflation rate for rental adjustments. Other costs were adjusted accordingly to reflect higher revenue levels.

   * The four sensitivity scenarios which Stonebridge examined are outlined below:


====================================================================================================================================
                                                 SUMMARY OF DCF SENSITIVITY ANALYSES
====================================================================================================================================
 Base Case Projections, including Long Beach                       Base Case Projections, assuming Long Beach is sold at the end of fiscal 1998.
------------------------------------------------------------------------------------------------------------------------------------
 5% Revenue Growth Projections, assuming Long Beach                5% Revenue Growth Projections, including Long Beach
                                                                   the end of fiscal 1998.
====================================================================================================================================

   * The Base Case scenario utilizes the original Management projections, which assume a 3.5% revenue growth in 1998 and 2.5% revenue growth thereafter, as well as the continuation of the Long Beach club.


======================================================================================================
                        BASE CASE DCF VALUATION RESULTS
                                    ($000'S)
======================================================================================================
                                                                   JILLIAN'S IMPLIED
       JILLIAN'S IMPLIED            JILLIAN'S IMPLIED                  PER SHARE
     TOTAL VALUATION RANGE        EQUITY VALUATION RANGE         EQUITY VALUATION RANGE
     ---------------------        ----------------------         ----------------------
        $3,256 - $4,070              $1,311 - $2,125               $0.14 - $0.23
======================================================================================================





                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================

   * The Base Case (Long Beach Sold) scenario assumes Long Beach is sold at the end of fiscal 1998 for the amount of debt outstanding related to the Long Beach club.


================================================================================================
               BASE CASE DCF (LONG BEACH SOLD) VALUATION RESULTS
                                    ($000'S)
================================================================================================
                                                                   JILLIAN'S IMPLIED
       JILLIAN'S IMPLIED            JILLIAN'S IMPLIED                  PER SHARE
     TOTAL VALUATION RANGE        EQUITY VALUATION RANGE         EQUITY VALUATION RANGE
     ---------------------        ----------------------         ----------------------
       $3,461 - $4,348              $1,516 - $2,403               $0.17 - $0.26
================================================================================================


   * The Adjusted Revenue scenario assumes a revenue growth of 5% per year, beginning in 1998.

==================================================================================================
                     ADJUSTED REVENUE DCF VALUATION RESULTS
                                    ($000'S)
==================================================================================================
                                                               JILLIAN'S IMPLIED
   JILLIAN'S IMPLIED            JILLIAN'S IMPLIED                 PER SHARE
 TOTAL VALUATION RANGE        EQUITY VALUATION RANGE        EQUITY VALUATION RANGE
 ---------------------        ----------------------        ----------------------
   $4,387 - $5,642              $2,442 - $3,697               $0.27 - $0.40
==================================================================================================



   * The Adjusted Revenue (Long Beach Sold) scenario assumes that the Long Beach club is sold at the end of fiscal 1998 for the amount of the remaining debt outstanding related to Long Beach at the time of the sale.


==================================================================================================
            ADJUSTED REVENUE (LONG BEACH SOLD) DCF VALUATION RESULTS
                                    ($000'S)
==================================================================================================
                                                              JILLIAN'S IMPLIED
   JILLIAN'S IMPLIED            JILLIAN'S IMPLIED                 PER SHARE
 TOTAL VALUATION RANGE        EQUITY VALUATION RANGE        EQUITY VALUATION RANGE
 ---------------------        ----------------------        ----------------------
   $4,667 - $6,000              $2,722 - $4,055               $0.30 - $0.44
==================================================================================================


   * The four scenarios outlined above suggest that the Company may not able to pay its debt obligations when due, while supporting the cash working capital requirements of the existing clubs. In addition, Stonebridge did not account for a potential cash requirement

                         JILLIAN'S ENTERTAINMENT CORP.
                          SUMMARY OF VALUATION RESULTS

================================================================================


that could arise if any of the participants in the four limited partnerships elect to exercise their put option.


   * In aggregate, Jillian's could potentially incur additional cash requirements in fiscal 1999 ranging from approximately $160,000 to $850,000. The range is dependent upon the financial condition of the clubs, primarily the Worcester club, as of the twelve months ended December 31, 1998.






                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                                   CONCLUSION

================================================================================
CONCLUSION

   * The table below summarizes the per share equity valuation derived from each of the analyses described above.

===================================================================================================================
                                  SUMMARY OF IMPLIED VALUATION AND PREMIUM
===================================================================================================================
                                                         IMPLIED PER SHARE            IMPLIED MERGER CONSIDERATION
                                                         -----------------            ----------------------------
                       VALUATION ANALYSIS                    VALUATION                           PREMIUM
                       ------------------                    ---------                           -------
              Comparable Company Analysis                  $0.23 - $1.07                    (53.3%) - 117.4%

              Comparable Transaction Analysis              $0.39 - $0.64                     (21.9%) - 28.2%
              Premiums Paid Analysis:
              -----------------------
               Market Capitalizations under $10
                  MM                                       $0.13 - $0.14                     257.1% - 284.6%
                  One Day                                  $0.14 - $0.17                     194.1% - 257.1%
                  Thirty Days
               Comparable Transactions                         $0.19                             163.2%
                  One Day                                      $0.19                             163.2%
                  Thirty Days

              DCF Analyses                                 $0.14 - $0.44                     13.6% - 257.1%
===================================================================================================================

    *      Employing these methodologies, Stonebridge observed that the Merger
           Consideration:

           1) Falls within a reasonable range of values of Jillian's, as derived through the Comparable Company and Comparable Transaction analyses;

           2) Exceeds a reasonable range of implied values of Jillian's, as derived through the Premiums Paid Analysis; and

           3) Exceeds a reasonable range of value as derived through the Discounted Cash Flow Analysis.



                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                        JILLIAN'S ENTERTAINMENT CORP.
                                  CONCLUSION
================================================================================





                                  CONCLUSION:

      BASED ON STONEBRIDGE'S ANALYSES, AND SUBJECT TO THE ASSUMPTIONS AND CONSIDERATIONS SUMMARIZED IN THE FAIRNESS OPINION DATED APRIL 22, 1997, THE
 MERGER CONSIDERATION OF $0.50 PER SHARE IN CASH IS FAIR TO THE NON-CONTINUING
                  SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW.





                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

WEEKLY PRICE/VOLUME FOR LAST 3 YEARS                                       QBAL
================================================================================









                                  [LINE GRAPH]











---------------------------
Closing stock prices and total trading volume for the weeks ending April 15, 1994 through April 18,1997.


                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

TOTAL TRADING VOLUME FOR LAST 360 DAYS                                     QBAL
================================================================================










                                 [BAR GRAPH]








------------------------
Daily closing common stock price for the 360 days prior to April 21, 1997 Total volume for the 360 day period was 1,274,500 shares traded.

                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

TOTAL TRADING VOLUME FOR LAST 180 DAYS                                      QBAL
================================================================================







                                 [BAR GRAPH]










---------------------------------------
Daily closing common stock price for the 180 days prior to April 21, 1997.
Total volume for the 180 day period was 704,200 shares traded.
                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

TOTAL TRADING VOLUME FOR LAST 90 DAYS                                      QBAL
================================================================================















                                 [BAR GRAPH]









--------------------------------------
Daily closing common stock price for the 90 days prior to April 21, 1997. Total volume for the 90 day period was 361,300 shares traded.

                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

TOTAL TRADNG VOLUME FOR LAST 60 DAYS                                       QBAL
================================================================================














                                 [BAR GRAPH]









--------------------------------------------
Daily closing common stock price for the 60 days prior to April 21, 1997. Total volume for the 60 day period was 197,00 shares traded.

                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

TOTAL TRADING VOLUME FOR LAST 30 DAYS                                      QBAL
================================================================================












                                 [BAR GRAPH]













---------------------------------------------
Daily closing common stock price for the 30 days prior to April 21, 1997. Total volume for the 30 day period was 181,500 shares traded.

                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                QBAL V. COMPARABLE PUBLIC COMPANY INDEX, S&P 500,
                              AND S&P 600 SMALLCAP

               WEEKS ENDING APRIL 15, 1994 THROUGH APRIL 18, 1997






                                  [LINE GRAPH]







                                                                    STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                             STOCK TRADING HISTORY
                   COMPARABLE COMPANY EQUITY MARKET DATA (a)




------------------------------------------------------------------------------------------------------------------------------
                                                                            BOWL       DAVE &            GRAND        LASER
                                                      JILLIAN'S          AMERICA       BUSTERS          HAVANA        STORM
------------------------------------------------------------------------------------------------------------------------------

 Stock Price                                         $  0.25          $       6.75   $   19.50        $   2.56      $  0.63

 Shares Outstanding  (000)                             9,138                 4,145       7,268           7,509        3,825
 Market Capitalization  (000)                        $ 2,285          $     27,979   $ 141,726        $ 19,242      $ 2,391
 Public Float:
    Shares Outstanding  (000)                          6,037                 1,220       6,280           1,430        2,420
    Market Value  (000)                              $ 1,509          $      8,235   $ 122,460        $  3,664      $ 1,513

 Listing                                          NASDAQ Small              AMSE       NASDAQ           NASDAQ       NASDAQ
                                           Cap. (Delisting pending)                  Natl. Market      Small Cap.   Small Cap.

 LTM Monthly Average Trading Volume                  102,216                74,800   2,810,000       1,740,000      260,772

 Approximate Institutional Ownership                   0%                     32%        26%              1%           3%
 Research Analyst Coverage                             0                       1         10               1            1

 Total Returns:
   1 Year                                             -33%                     2%        -6%              43%          7%
   3 Year                                             -34%                    -7%         7%              -6%          NA


------------------------------------------------------------------------------
FOOTNOTES:
------------------------------------------------------------------------------
(a) All data of April 18, 1997, except 3 Year Total Returns which are as of March 31, 1997.


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                             STOCK TRADING HISTORY
                   COMPARABLE COMPANY EQUITY MARKET DATA (a)




----------------------------------------------------------------------------------------------------------------------------
                                                                 MICHIGAN          PLANET            ROCK        WESTERN
                                           JILLIAN'S              BREWERY         HOLLYWOOD         BOTTOM    COUNTRY CLUBS
----------------------------------------------------------------------------------------------------------------------------

 Stock Price                                  $  0.25               $   2.25    $     17.13       $  11.00       $    1.13

Shares Outstanding  (000)                       9,138                  5,225         95,973          7,907           3,120
Market Capitalization  (000)                  $ 2,285               $ 11,756    $ 1,643,538       $ 86,977       $   3,510
Public Float:
   Shares Outstanding  (000)                    6,037                  2,890         22,920          5,090           1,730
   Market Value  (000)                        $ 1,509               $  6,503    $   392,505       $ 55,990       $   1,946

Listing                                     NASDAQ Small             NASDAQ         NASDAQ         NASDAQ           NASDAQ
                                      Cap. (Delisting pending)     Small Cap.    Natl. Market   Natl. Market       Small Cap.

LTM Monthly Average Trading Volume            102,216                145,250      7,670,000      1,470,000         193,025

Approximate Institutional Ownership              0%                    10%            11%            33%               0%
Research Analyst Coverage                        0                      1              7             13                0

Total Returns:
  1 Year                                       -33%                   -45%           -35%            -4%             -77%
  3 Year                                       -34%                    NA             NA              8%             -42%


------------------------------------------------------------------------------
FOOTNOTES:
------------------------------------------------------------------------------
(a) All data of April 18, 1997, except 3 Year Total Returns which are as of March 31, 1997.


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                         MERGER CONSIDERATION ANALYSIS




   CONSIDERATION ANALYSIS:
   Total Primary Shares                                       9,137,798
   Acquisition Price per Share                                     0.50
                                                          --------------
     Total Primary Share Considerations                      $4,568,899

   Exercisable Option Shares                                  1,670,000
   Average Net Option Consideration (a)                            0.10
                                                          --------------
     Total Option Consideration                                $166,000

   Exercisable Warrant Shares                                   191,239
   Average Net Warrant Consideration (a)                           0.05
                                                          --------------
     Total Warrant Consideration                                $10,346

     TOTAL EQUITY TRANSACTION VALUE                          $4,745,245
                                                          ==============

   Plus: Total Debt Outstanding                               2,861,494
   Less: Cash and Equivalents                                   595,313

     TOTAL TRANSACTION VALUE                                 $7,011,426
                                                          ==============

-------------------------------

(a) Consideration paid is equal to the spread between the $.50 per share Merger Consideration and the average exercise price of the options or warrants.

                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
          MARKET MULTIPLE ANALYSIS FOR COMPARABLE PUBLIC COMPANIES (a)



---------------------------------------------------------------------------------------------------------
                                                       SHARES
                                            12 MOS. OUTSTANDING    STOCK       MARKET     PREF.    TOTAL
COMPANY PEER GROUP                          ENDING      (MM)     PRICE (b)    CAP. (c)    STOCK  DEBT (d)
---------------------------------------------------------------------------------------------------------
Jillian's Entertainment                      12/96          9.14      $0.22       $2.0    $0.0      $2.9

Bowl America, Inc.                           12/96          4.15       6.88       28.5     0.0       0.0
Dave & Buster's Inc.                         10/96          7.27      19.25      139.9     0.0       8.9
Grand Havana (h)                             12/96          7.51       2.44       18.3     0.0       0.0
Laser Storm, Inc. (i)                         9/96          3.82       0.66        2.5     0.0       0.0
Michigan Brewery, Inc.                       12/96          5.28       2.00       10.6     0.0       2.4
Planet Hollywood International, Inc.         12/96         95.97      17.13    1,643.5     0.0       8.3
Rock Bottom Restaurants, Inc.                12/96          7.91      11.00       87.0     0.0      12.9
Western Country Clubs, Inc. (j)               9/96          3.12       1.13        3.5     0.0       0.6

------------------------------------------------------------------------------------------------------

                                                  TOTAL                                      BOOK
COMPANY PEER GROUP                        CASH   CAP. (e)  REVENUES  EBITDA (f)  EBIT (g)   VALUE
------------------------------------------------------------------------------------------------------
Jillian's Entertainment                    $0.6       $4.3     $13.6       $1.4      $0.5      $2.3

Bowl America, Inc.                          8.9       19.6      26.8        5.5       3.4      32.6
Dave & Buster's Inc.                        0.1      148.7      78.2       14.4       9.2      73.3
Grand Havana (h)                            1.0       17.3       4.7         NM        NM       3.0
Laser Storm, Inc. (i)                       2.0        0.5       5.9       (0.4)     (0.6)      6.0
Michigan Brewery, Inc.                      0.3       12.6       4.3        0.4      (0.9)     12.5
Planet Hollywood International, Inc.       49.8    1,602.0     373.4      106.9      79.6     312.1
Rock Bottom Restaurants, Inc.               0.0       99.9     109.2       13.2       5.4      65.3
Western Country Clubs, Inc. (j)             0.2        3.9       7.6        0.5       0.1       4.0


--------------------------------------------------------------------------------
FOOTNOTES:
--------------------------------------------------------------------------------

(a) All dollar figures except stock price expressed in millions.

(b) Representing the price as of April 21, 1997.

(c) Market Capitalization = (# of Shares Outstanding) x (Price).

(d) Total Debt = (Short-Term Notes) + (Current Portion of LT Debt) + (LT Debt) + (Convertible Debt) + (Mortgages) + (Capital Leases).

(e) Total Capitalization = (Market Capitalization) + (Total Debt) + (Preferred Stock) - (Cash).

(f) EBITDA = (Earnings Before Interest and Taxes) + (Depreciation and Amortization).

(g) EBIT = (Earnings Before Interest and Taxes)

(h) Company disposed of Love's Restaurant chain in December 1996 to focus on Cigar Clubs and On Canon restaurant. Results above include only continuing operations. Operating Income and Operating Cash Flow for the continuing business was unavailable as company FYE is September 30.

(i) Revenue and net income are as of 12/31/96. FYE 12/31/96 financials are unavailable. Company has filed Form 12b-25, Notification of Late Filing, with SEC.

(j) FYE 12/31/96 financials are unavailable. Company has filed Form 12b-25, Notification of Late Filing, with SEC due to a change in auditors.

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
            MARKET MULTIPLE ANALYSIS FOR COMPARABLE PUBLIC COMPANIES





                                                    TOTAL CAPITALIZATION (a) TO:              MARKET CAPITALIZATION (b) TO:
                                                ----------------------------------     -----------------------------------------
                                                                                                         BOOK
COMPANY PEER GROUP                                  EBITDA                 EBIT                          VALUE
--------------------------------------------------------------------------------------------------------------------------------
Bowl America, Inc.                                    3.6x                   5.7x                          0.9x
Dave & Buster's Inc.                                 10.3x                  16.1x                          1.9x
Grand Havana                                           NM                     NM                           6.1x (c)
Laser Storm, Inc.                                      NM                     NM                           0.4x
Michigan Brewery, Inc.                               28.7x (c)                NM                           0.8x
Planet Hollywood International, Inc.                 15.0x                  20.1x                          5.3x (c)
Rock Bottom Restaurants                               7.6x                  18.7x                          1.3x
Western Country Clubs, Inc.                           7.4x                  33.7x (c)                      0.9x





--------------------------------------------------------------------------------------------------------------------------------
     HIGH                                            14.98x                 20.12x                         1.91x
     LOW                                              3.58                   5.70                          0.42
     MEAN                                             8.77                  15.15                          1.04
     MEDIAN                                           7.59                  17.38                          0.88
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FOOTNOTES:
--------------------------------------------------------------------------------
(a) Total Capitalization = (Market Capitalization) + (Total Debt) + (Preferred Stock) - (Cash).

(b) Market Capitalization = (# of Shares Outstanding) x (Stock Price).

(c) Not included in high, low, mean and median calculations.

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
 IMPLIED VALUATION USING TRADING MULTIPLES FOR COMPARABLE PUBLIC COMPANIES (a)
                                    ($000'S)


----------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL VALUATION               EQUITY VALUATION         PER SHARE EQUITY
                                 MULTIPLE RANGE             RANGE (b)                    RANGE (c)               VALUATION RANGE
                JILLIAN'S     --------------------     ---------------------       ---------------------    ----------------------
              ENTERTAINMENT   MEAN          MEDIAN      MEAN          MEDIAN        MEAN          MEDIAN        MEAN      MEDIAN
----------------------------------------------------------------------------------------------------------------------------------
EBITDA             $1,372      8.8   x  -    7.6  x    12,042    -    10,421       9,776     -     8,155         1.07  -   0.89
EBIT                $504      15.1      -    17.4      7,639     -    8,766        5,373     -     6,500         0.59  -   0.71
Book Value         $2,342      1.0      -    0.9       4,708     -    4,325        2,442     -     2,059         0.27  -   0.23


--------------------------------------------------------------------------------
FOOTNOTES:
--------------------------------------------------------------------------------
(a) Valuation estimates based on the mean and median multiples of comparable companies.

(b) Total Valuation Range estimates based on multiples of Revenues and Operating Income are derived using Total Capitalization (Stock Price*Shares Outstanding +Debt-Cash) while valuations based on multiples of Net Income and Book Value are derived using Market Capitalization (Stock Price*Shares Outstanding).

(c) Total Valuation Range estimates are calculated by subtracting total debt and adding cash and equivalents to the Equity Valuation Range.



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
                 RATIO ANALYSIS FOR COMPARABLE PUBLIC COMPANIES



--------------------------------------------------------------------------------------------------------
                                                                                 DEBT TO     DEBT TO
                                         EBIT         EBITDA      DEBT TO      TOTAL BOOK     TOTAL
COMPANY PEER GROUP                      MARGIN         MARGIN      EQUITY          CAP.         CAP.
--------------------------------------------------------------------------------------------------------
Jillian's Entertainment                      3.7%        10.1%       122.1%        55.0%      67.1%


Bowl America, Inc.                          12.9%        20.5%         0.0%         0.0%       0.0%
Dave & Buster's Inc.                        11.8%        18.4%        12.1%        10.8%       6.0%
Grand Havana                                   NM           NM         0.0%         0.0%       0.0%
Laser Storm, Inc.                              NM           NM         0.6%         0.6%       6.8%
Michigan Brewery, Inc.                         NM        10.1%        18.9%        15.9%      18.9%
Planet Hollywood International, Inc.        21.3%        28.6%         2.6%         2.6%       0.5%
Rock Bottom Restaurants                      4.9%        12.0%        19.8%        16.5%      12.9%
Western Country Clubs, Inc.                  1.5%         6.9%        14.5%        12.7%      14.8%





--------------------------------------------------------------------------------------------------------
     HIGH                                   21.3%        28.6%        19.8%        16.5%      18.9%
     LOW                                     1.5%         1.5%         0.0%         0.0%       0.0%
     MEAN                                   10.5%        13.1%         8.6%         7.4%       7.5%
     MEDIAN                                 11.8%        11.8%         7.4%         6.7%       6.4%
--------------------------------------------------------------------------------------------------------

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
               SUMMARY DESCRIPTION OF COMPARABLE PUBLIC COMPANIES



BOWL AMERICA, INC.            BOWL AMERICA OPERATES 26 BOWLING CENTERS IN
                              WASHINGTON DC, BALTIMORE, ORLANDO AND
                              JACKSONVILLE, FLORIDA AND RICHMOND, VIRGINIA. THE
                              COMPANY CHARGES BOWLING FEES AND SELLS FOOD AND
                              BEVERAGES, AS WELL AS BOWLING MERCHANDISE, ON THE
                              PREMISES.

Dave & Buster's Inc.          Dave & Busters operates ten
                              restaurants/entertainment complexes under the
                              "Dave & Buster's" name. The complexes offer a full menu of food and beverage items combined with an extensive array of entertainment attractions such as billiards, interactive simulators, virtual reality systems, and traditional carnival-style games of skill.

GRAND HAVANA
ENTERPRISES, INC,             GRAND HAVANA CURRENTLY OPERATES A PRIVATE CIGAR
                              CLUB IN BEVERLY HILLS, CA AS WELL AS AN UPSCALE
                              ITALIAN RESTAURANT, ALSO IN BEVERLY HILLS, CALLED
                              "ON CANON." THE COMPANY HAS ANNOUNCED PLANS TO
                              OPEN TWO ADDITIONAL CIGAR CLUBS IN NEW YORK AND
                              WASHINGTON, DC. THE CLUBS OFFER FOOD AND BAR
                              SERVICE, A SMOKING LOUNGE AND DIVERSIONS
                              INCLUDING BILLIARDS. REVENUES ARE REALIZED
                              THROUGH FOOD, BEVERAGE AND CIGAR SALES AS WELL AS
                              MEMBERSHIP FEES.

Laser Storm, Inc.             Laser Storm operates eight themed laser tag
                              entertainment centers in the United States. The company also manufactures, designs, develops and distributes themed laser tag games and systems for the entertainment industry. The company has placed over 200 "Laser Storm" game systems in 18 countries.

MICHIGAN BREWERY, INC.        MICHIGAN BREWERY OWNS MICROBREWERY/RESTAURANTS
                              UNDER THE NAME "BIG BUCK BREWERY AND STEAKHOUSE."
                              THE COMPANY OFFERS CASUAL DINING AND A SELECTION
                              OF BEER BREWED ON PREMISE AT ITS TWO LOCATIONS IN
                              MICHIGAN. THE COMPANY ALSO HAS PLANS TO OPEN TWO
                              ADDITIONAL SITES IN THE NEXT NINE MONTHS.

Planet Hollywood
International, Inc.           Planet Hollywood operates 39 company-owned and 22
                              franchised "Planet Hollywood" restaurants, five
                              "Official All Star Cafe" restaurants, and one
                              "Marvel Mania" restaurant. The company also operates themed merchandise stores at each of its properties.

ROCK BOTTOM RESTAURANTS       ROCK BOTTOM OPERATES 13 BREWPUBS UNDER THE NAME
                              "ROCK BOTTOM RESTAURANT AND BREWERY" AND 34 "OLD
                              CHICAGO RESTAURANTS".  ALL OF THE PROPERTIES
                              OFFER A SELECTION OF MICROBREWED AND SPECIALTY
                              BEERS AS WELL AS MODERATELY PRICED FOOD, THE ROCK
                              BOTTOM FACILITIES HAVE ON-PREMISE BREWING
                              FACILITIES.

WESTERN COUNTRY CLUBS, INC.   WESTERN COUNTRY CLUBS OPERATES FOUR
                              COUNTRY-WESTERN THEME NIGHTCLUBS IN ATLANTA,
                              INDIANAPOLIS, ST. LOUIS AND TUCSON, ARIZONA.  THE
                              CLUBS FEATURE LIVE ENTERTAINMENT, DANCING, AND
                              FOOD AND BEVERAGE ITEMS.  THE COMPANY IS CURRENTLY
                              EXAMINING EXPANSION OPTIONS IN FOUR CITIES.

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
             OPERATING PERFORMANCE FOR COMPARABLE PUBLIC COMPANIES

----------------------------------------------------------------------------------------------------------------------------------
                         JILLIAN'S            BOWL AMERICA          DAVE & BUSTER'S        GRAND HAVANA (a)        LASER STORM (b)
----------------------------------------------------------------------------------------------------------------------------------
                       $$      Margin        $$      Margin        $$      Margin          $$     Margin          $$     Margin
                     ------------------  --------------------  ----------------------  ---------------------  --------------------
FY 1994 Sales            5.1       NM         28.2        NM        32.9           NM        2.6          NM        2.8        NM
FY 1995 Sales            8.0       NM         29.5        NM        49.4           NM        5.8          NM        5.5        NM
FY 1996 Sales           12.0       NM         27.3        NM        52.5           NM        8.0          NM        7.8        NM
  3 Year CAGR                     53%                    -2%                      26%                    76%                  67%

FY 1994 Gross Inc.       4.1    79.1%         19.6     69.7%        26.1        79.3%        1.5       57.7%        1.4     50.7%
FY 1995 Gross Inc.       6.3    78.2%         20.0     67.9%        39.3        79.6%        3.9       66.8%        3.1     57.0%
FY 1996 Gross Inc.       9.3    77.2%         18.4     67.3%        41.6        79.2%        5.5       68.1%        3.8     48.9%
  3 Year CAGR                     51%                    -3%                      26%                    91%                  65%

FY 1994 EBITDA          (0.5)   -9.9%          7.3     26.0%         3.9        11.8%       (0.9)     -33.5%       (0.2)    -6.1%
FY 1995 EBITDA          (0.3)   -3.2%          6.5     21.9%         6.9        13.9%       (1.7)     -30.2%        0.3      6.3%
FY 1996 EBITDA           0.5     3.8%          5.5     20.2%         8.4        16.1%        1.4       17.4%       (0.5)    -5.9%
  3 Year CAGR                      NM                   -13%                      48%                     NM                   NM

FY 1994 EBIT            (0.9)  -17.6%          5.6     19.9%         1.9         5.9%       (1.0)     -37.2%       (0.2)    -7.8%
FY 1995 EBIT            (0.8)   -9.7%          4.5     15.3%         4.0         8.2%       (2.0)     -34.5%        0.2      4.2%
FY 1996 EBIT            (0.2)   -1.7%          3.5     12.8%         4.9         9.3%       (1.0)     -12.5%       (0.6)    -7.7%
  3 Year CAGR                      NM                   -21%                      59%                     NM                   NM

FY 1994 Net Income      (0.9)  -17.6%          2.3      8.0%         1.2         3.6%       (1.0)     -38.5%       (0.2)    -7.8%
FY 1995 Net Income      (0.9)  -10.8%          1.8      6.3%         2.4         4.8%       (1.8)     -30.7%        0.2      4.1%
FY 1996 Net Income      (0.4)   -3.3%          1.6      5.7%         2.9         5.6%       (1.5)     -18.3%       (0.4)    -4.5%
  3 Year CAGR                      NM                   -17%                      58%                     NM                   NM

FY 1994 Book Value       3.6                    NA                  25.0                     6.7                     NM
FY 1995 Book Value      (6.3)                 32.4                  27.7                     4.9                    1.3
FY 1996 Book Value      (6.7)                 32.9                  69.0                     3.5                    7.0


--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------
(a) Reflects operations of United Restaurants, predecessor to Grand Havana, and includes results from Love's restaurants as well as cigar clubs.

(b)  LTM 9/30/96 used instead of FY 1996 (12/31).  FYE 12/31/96 not available.

                         JILLIAN'S ENTERTAINMENT CORP.
                       COMPARABLE PUBLIC COMPANY ANALYSIS
             OPERATING PERFORMANCE FOR COMPARABLE PUBLIC COMPANIES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WESTERN COUNTRY
                         JILLIAN'S       MICHGAN BREWERY (a)    PLANET HOLLYWOOD    ROCK BOTTOM RESTUARANTS       CLUBS (b)
---------------------------------------------------------------------------------------------------------------------------------
                     $$        Margin        $$     Margin        $$     Margin        $$        Margin         $$      Margin
                     ------------------  -------------------  -------------------  -----------------------  ---------------------
FY 1994 Sales           5.1         NM        NM        NM      125.93        NM       38.9            NM       6.3          NM
FY 1995 Sales           8.0         NM       2.7        NM      270.61        NM       74.0            NM       8.5          NM
FY 1996 Sales          12.0         NM       4.3        NM      373.36        NM      109.2            NM       7.7          NM
  3 Year CAGR                      53%                 62%                   72%                      68%                   11%

FY 1994 Gross Inc.      4.1      79.1%        NM        NM       90.64     72.0%       29.1         74.8%       4.4       69.5%
FY 1995 Gross Inc.      6.3      78.2%       1.4     51.6%      194.14     71.7%       55.5         75.0%       6.2       72.4%
FY 1996 Gross Inc.      9.3      77.2%       2.8     63.5%      279.94     75.0%       82.1         75.2%       5.4       69.9%
  3 Year CAGR                      51%                 99%                   76%                      68%                   11%

FY 1994 EBITDA         (0.5)     -9.9%        NM        NM      11.316      9.0%        4.6         11.7%       0.8       12.1%
FY 1995 EBITDA         (0.3)     -3.2%      (0.4)   -15.1%       58.13     21.5%        8.1         11.0%       1.1       13.2%
FY 1996 EBITDA          0.5       3.8%       0.4     10.1%      106.92     28.6%       13.2         12.0%       0.5        6.8%
  3 Year CAGR                       NM                  NM                  207%                      70%                  -17%

FY 1994 EBIT           (0.9)    -17.6%        NM        NM      -4.915     -3.9%        3.2          8.3%       0.2        3.8%
FY 1995 EBIT           (0.8)     -9.7%      (0.6)   -20.9%      35.948     13.3%        3.9          5.3%       0.3        4.0%
FY 1996 EBIT           (0.2)     -1.7%       0.0      0.0%      79.627     21.3%        5.4          4.9%      (0.1)      -1.0%
  3 Year CAGR                       NM                  NM                    NM                      29%                    NM

FY 1994 Net Income     (0.9)    -17.6%        NM        NM      -9.268     -7.4%        1.9          5.0%       0.1        0.8%
FY 1995 Net Income     (0.9)    -10.8%       1.1     41.1%      20.727      7.7%        3.3          4.4%      (0.2)      -2.5%
FY 1996 Net Income     (0.4)     -3.3%       0.7     16.2%      37.659     10.1%        4.0          3.7%      (0.5)      -5.9%
  3 Year CAGR                       NM                -36%                    NM                      45%                    NM

FY 1994 Book Value      3.6                  0.3                    NA                   NM                     3.5
FY 1995 Book Value     (6.3)                 1.4                28.145                 55.3                     3.6
FY 1996 Book Value     (6.7)                12.5                312.13                 65.3                     4.0


--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------
(a) The company did not begin operations until FY 1995. CAGR is for two years (FY 1995 and FY 1996)

(b)  LTM 9/30/96 used instead of FY 1996 (12/31).  FYE 12/31/96 not available.

                          JILLIAN'S ENTERTAINMENT CORP.
                         COMPARABLE TRANSACTION ANALYSIS
        IMPLIED VALUATION USING TRANSACTION MULTIPLES FOR COMPARABLE
                            PUBLIC COMPANIES (a)
                                    ($000's)

---------------------------------------------------------------------------------------------------------------
                                         MULTIPLE RANGE                               TOTAL VALUATION RANGE (b)
                                  ------------------------------                      -------------------------
JILLIAN'S ENTERTAINMENT           MEAN                    MEDIAN                      MEAN               MEDIAN
---------------------------------------------------------------------------------------------------------------

EBITDA            1,372            4.3  x        -           4.3  x                   5,832      -        5,832
EBIT                504           12.5           -          12.5                      6,304      -        6,304
Book Value        2,342            2.0           -           2.5                      6,980      -        8,122


---------------------------------------------------------------------------------------------------------------
                                     EQUITY VALUATION RANGE (c)                EQUITY PER SHARE VALUATION RANGE
                                  ------------------------------               --------------------------------
JILLIAN'S ENTERTAINMENT           MEAN                    MEDIAN               MEAN                      MEDIAN
---------------------------------------------------------------------------------------------------------------

EBITDA            1,372           3,566          -         3,566               0.39          -             0.39
EBIT                504           4,038          -         4,038               0.44          -             0.44
Book Value        2,342           4,714          -         5,856               0.52          -             0.64


-------------------------------------------------------------------------------
FOOTNOTES:
-------------------------------------------------------------------------------

(a) Valuation estimates based on the mean and median multiples of comparable transactions.
(b) Total Valuation Range estimates based on multiples of Revenues and Operating Income are derived using Total Capitalization (Stock Price*Shares Outstanding +Debt-Cash) while valuations based on multiples of Net Income and Book Value are derived using Market Capitalization (Stock Price*Shares Outstanding).
(c) Total Valuation Range estimates are calculated by subtracting total debt and adding cash and equivalents to the Equity Valuation Range.


                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                          JILLIAN'S ENTERTAINMENT CORP.
                         COMPARABLE TRANSACTION ANALYSIS
                       SUMMARY OF COMPARABLE TRANSACTIONS

-----------------------------------------------------------------------------------------------------------------------
      DATE         DATE
   ANNOUNCED    EFFECTIVE TARGET NAME                     ACQUIROR NAME                   TARGET BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
    05/26/94     09/23/94 Yankee Diner Inc                Spectra Grp of Restaurants Inc  Own and op restaurants

    07/06/94     11/07/94 Schaden & Schaden Inc           Quizno's Franchise Corp         Own,op restaurants

     7/14/94      9/16/94 Red Carpet Bowling              American Recreation Centers     Own, op bowling centers

    07/21/94     11/11/94 Clucker's Wood Roasted Ckn      Roasters Corp                   Own,op fast food restaurants

    07/27/94     07/27/94 Taco Cabana of El Paso-Rest(5)  Taco Cabana Inc                 Own,op restaurants

    10/19/94     12/21/94 MG III Inc                      Miami Subs Corp                 Own,op fast-food restaurants

    12/05/94     12/05/94 Roasters Corp-Restaurants (6)   Clucker's Wood Roasted Ckn      Own,op chicken restaurants

    12/06/94     12/06/94 Quiz One                        Quizno's Franchise Corp         Own,op restaurant

    01/13/95     03/30/95 Oh La La Inc                    Java Centrale Inc(Baycor)       Own and operate cafes

    04/07/95     10/03/95 Round the Corner Restaurants    Investor Group                  Own and operate restaurants

    04/13/95     05/23/95 Mascott Corp                    DINE LLC                        Restaurant holding company

    05/25/95     07/06/95 Abdow's Corp-Abdow's Family     Bickford's Family Restaurants   Own,operate restaurants

    06/23/95     08/29/95 Family Chicken Inc              Capital Brands Inc              Own,operate restaurant

    06/29/95     01/29/96 Original Pasta Co               Watermarc Food Management       Own,operate restaurant chain

    09/11/95     09/11/95 Fables Innkeepers Mgmt-Mr       American Family Restaurants     Own,operate family restaurants

    10/11/95     01/05/96 Shoex Inc                       O'Charley's Inc                 Own,operate restaurants

    12/01/95     12/01/95 Kentuckiana Pizza Ltd           Papa John's International Inc   Own,op restaurant

    12/15/95     12/15/95 Festive Pizza-IN Pizza(13)      Papa John's International Inc   Own,op pizza parlors

    12/18/95     01/02/96 Paradise Bakery(Java Centrale)  Java Centrale Inc(Baycor)       Own, op bakeries

    01/08/96     01/08/96 Cabo Restaurant,Houston,TX      BFX Hospitality Group           Own,op restaurant

    01/12/96     01/12/96 Bubble Room Rest, Orlando, FL   Investor                        Own,operate restaurant

    02/15/96     04/30/96 Deli King Inc                   Saratoga Brands Inc             Own,op catering company

    02/15/96     04/23/96 Grill Restaurant,CA             Grill Concepts Inc              Own,op restaurant

    02/15/96     03/05/96 LoneStar Hospitality-Miami      Miami Subs Corp                 Own,op restaurants

    03/19/96     05/14/96 Islands Resturants-Florida(6)   Islands Florida LP              Own,op restuarants

    03/19/96     05/14/96 Island Rest(Chart House)        Islands California Arizona LP   Own,op restaurants

    05/21/96     07/01/96 Gamblers Supply Mgt.            Sodak Gaming Inc                Own,op restaurant,casino

    06/04/96     07/16/96 Big River Grill & Brewing       Rock Bottom Restaurants Inc     Own,op grell restaurant,bar

    07/01/96     01/31/97 Ground Round Rest-Rest(16)      Lone Star Steakhouse & Saloon   Own,op restaurants

    07/26/96     07/26/96 Hudson's Grill-Hornblowers      Kian Farzadam                   Own and operate restaurant

    08/05/96     08/05/96 Ridgefield Coffee Co            New World Coffee Inc            Own and operate coffee bar

    09/18/96     10/28/96 Willoughbys Coffee & Tea        New World Coffee Inc            Own and operate coffee bar

    09/30/96     09/30/96 Jeff Eateries LP                New York Bagel Enterprises      Own,op restaurant

    10/16/96     10/16/96 Alamo Grill                     Elephant & Castle Group Inc     Own,op restaurant

    11/26/96     12/09/96 Lots A' Bagels Inc              New York Bagel Enterprises      Own,op fast food restaurants

    11/26/96     12/20/96 Oh La La Inc                    Good Food Fast Cos              Own and operate cafes

    01/03/97     02/06/97 Mick's Restaurants(Morton's)    MRI Acquisition Corp            Own,op restaurant

    01/13/97     01/13/97 Frat House Bar & Grill          AM-PAC International Inc        Own,op bar and grill

    03/03/97     03/03/97 Bagel Buds Inc(New York Bagel)  New York Bagel Enterprises      Own,op restaurants


------------------------------------------------------------
 TRANSACTION     MARKET MULTIPLES
   VALUE      ---------------------------------------------
  ($ MIL)        SALES    EBITDA        EBIT   BOOKVALUE
------------------------------------------------------------
        5.6         NM        NM          NM          NM

        2.0        0.8        NM          NM          NM

        8.0        1.1        NM          NM          NM

       10.5        3.3        NM          NM         2.8

        8.5         NM        NM          NM          NM

        2.5        0.5       5.0        12.5         2.5

        3.1         NM        NM          NM          NM

        0.3         NM        NM          NM         0.4

        2.8         NM        NM          NM          NM

        0.3         NM        NM          NM          NM

        0.7        0.1       3.5          NM         0.7

        3.8         NM        NM          NM          NM

        0.2         NM        NM          NM          NM

       10.0        1.0        NM          NM          NM

        2.7         NM        NM          NM          NM

        9.2         NM        NM          NM          NM

        6.2         NM        NM          NM          NM

        5.1         NM        NM          NM          NM

        6.7         NM        NM          NM          NM

        1.2        0.9        NM          NM          NM

        0.9         NM        NM          NM          NM

        3.3        0.7        NM          NM          NM

        1.2        0.4        NM          NM          NM

        2.2         NM        NM          NM          NM

        3.0         NM        NM          NM          NM

       20.0         NM        NM          NM          NM

        5.4         NM        NM          NM          NM

        5.9         NM        NM          NM          NM

       16.0         NM        NM          NM          NM

        0.3         NM        NM          NM          NM

        0.3         NM        NM          NM          NM

        3.8         NM        NM          NM          NM

        0.2         NM        NM          NM          NM

        1.5        0.6        NM          NM          NM

        2.7        0.9        NM          NM          NM

        2.7         NM        NM          NM          NM

        6.8         NM        NM          NM          NM

        2.9         NM        NM          NM          NM

        0.4         NM        NM          NM          NM


 MEAN              0.9       4.3        12.5         2.0
 MEDIAN            0.8       4.3        12.5         2.5
 HIGH              3.3       5.0        12.5         2.8
 LOW               0.1       3.5        12.5         0.7
 NUMBER             10         2           1           3

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS



-------------------------------------------------------------------------------------------------------------------------
  DATE       DATE
ANNOUNCED  EFFECTIVE   TARGET NAME                     ACQUIROR NAME                          TARGET BUSINESS DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
  05/26/94    09/23/94 Yankee Diner Inc                Spectra Grp of Restaurants Inc         Own and op restaurants











  07/06/94    11/07/94 Schaden & Schaden Inc           Quizno's Franchise Corp                Own,op restaurants











  07/14/94    09/16/94 Red Carpet Bowling              American Recreation Centers            Own, op bowling centers




  07/21/94    11/11/94 Clucker's Wood Roasted Chicken  Roasters Corp                          Own,op fast food restaurant

------------------------------------------------------------
  DATE
ANNOUNCED                   TRANSACTION SYNOPIS
------------------------------------------------------------
  05/26/94                  Spectra Group of Great
                            Restaurants acquired Yankee
                            Diner for an amended $5.6 mil.
                            Spectra had originally offered
                            $3.9 mil in cash and $1.275
                            mil in the assumption of
                            liabilities. In December
                            1993, Sytje's Pannekoeken
                            Huis Family Restaurants had
                            signed a letter of intent to
                            acquire Yankee Diner which
                            was later withdrawn.
  07/06/94                  Quizno's Franchise acquired
                            Schaden & Schaden for $2 mil.
                            Consideration offered
                            consisted of $.263 mil in
                            cash, $.876 mil in preferred
                            stock convertible into 146,000
                            common shares after 3 years,
                            and $.861 mil in the
                            assumption of liabilities.
                            Quizno's had retained Hanifen,
                            Imhoff, and Cypress Consulting
                            as its financial advisor.
  07/14/94                  American Recreation Centers
                            acquired the Red Carpet bowling
                            chain of Orange Tree Holdings,a
                            units of First Band Natl. Assoc. for
                            $8 mil. in cash.
  07/21/94                  Roasters acquired a 56%
                            interest in Clucker's Wood
                            Roasted Chicken by purchasing
                            1.745 mil common shares at $6
                            per share, or a total of
                            $10.472 mil. Concurrently,
                            Roasters agreed to acquire 2
                            mil shares of Clucker's common
                            stock via warrants with an
                            exercise price of $6 per
                            share. The warrants were to
                            expire in November 1995.

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                PREMIUM PAID
                                                             TRANSACTION   MARKET MULTIPLES                     DAYS PRIOR:
                                                               VALUE       ----------------------------------   -----------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)       SALES  EBITDA      EBIT BOOKVALUE          1       30
---------------------------------------------------------------------------------------------------------------------------------
Yankee Diner Inc                Spectra Grp of Restaurants     5.6           NM        NM      NM        NM          NM        NM











Schaden & Schaden Inc           Quizno's Franchise Corp        2.0           0.8       NM      NM        NM          NM        NM











Red Carpet Bowling              American Recreation Center     8.0           1.1       NM        NM      NM        NM          NM




Clucker's Wood Roasted Chicken  Roasters Corp                 10.5           3.3       NM        NM      2.8       30.4%       NM


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS




--------------------------------------------------------------------------------------------------------------------------
  DATE       DATE
ANNOUNCED  EFFECTIVE   TARGET NAME                     ACQUIROR NAME                          TARGET BUSINESS DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------
  07/27/94    07/27/94 Taco Cabana of El Paso-Rest(5)  Taco Cabana Inc                        Own,op restaurants





  10/19/94    12/21/94 MG III Inc                      Miami Subs Corp                        Own,op fast-food restaurant








  12/05/94    12/05/94 Roasters Corp-Restaurants(6)    Clucker's Wood Roasted Chicken         Own,op chicken restaurants









  12/06/94    12/06/94 Quiz One                        Quizno's Franchise Corp                Own,op restaurant




  01/13/95    03/30/95 Oh La La Inc                    Java Centrale Inc(Baycor)              Own and operate cafes


---------------------------------------------------------
  DATE
ANNOUNCED                 TRANSACTION SYNOPIS
---------------------------------------------------------
  07/27/94                Taco Cabana acquired 5
                          restaurants from Taco Cabana
                          of El Paso for $8.5 mil.
                          Consideration consisted of
                          $1.5 mil in common shares and
                          $7 mil in notes.
  10/19/94                Miami Subs acquired MG III in
                          exchange for 1 mil common
                          shares valued at $2.5 mil, and
                          a non-competition agreement.
                          The shares were valued based
                          on Miami Subs' closing stock
                          price of $2.50 on Oct 18, the
                          last full trading day prior
                          to the announcement.
  12/05/94                Clucker's Wood Roasted Chicken
                          acquired 6 restaurants of
                          Roasters for $3.1 mil.
                          Consideration offered
                          consisted of $1.85 mil in cash
                          and $1.25 mil in a note
                          payable.  Of the restaurants
                          purchased, four are in Dade
                          County, and two are in
                          Atlanta.
  12/06/94                Quizno's Franchise raised
                          its stake to 92% from 23%
                          in Quiz One by acquiring a
                          69% stake for $.271 mil in
                          cash.
  01/13/95                Java Centrale acquired
                          bankrupt Oh La La for $2.8 mil
                          in a combination of cash,
                          stock and notes.


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PREMIUM PAID
                                                            TRANSACTION      MARKET MULTIPLES                        DAYS PRIOR:
                                                               VALUE         ---------------------------------       --------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)        SALES  EBITDA      EBIT BOOKVALUE           1      30
-----------------------------------------------------------------------------------------------------------------------------------
Taco Cabana of El Paso-Rest(5)  Taco Cabana Inc                8.5              NM      NM        NM        NM          NM      NM





MG III Inc                      Miami Subs Corp                2.5             0.5     5.0      12.5       2.5          NM      NM








Roasters Corp-Restaurants(6)    Clucker's Wood Roasted Chicken 3.1              NM      NM        NM        NM          NM      NM









Quiz One                        Quizno's Franchise Corp        0.3              NM      NM        NM       0.4          NM      NM




Oh La La Inc                    Java Centrale Inc(Baycor)      2.8              NM      NM        NM        NM          NM      NM

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                              JILLIAN'S ENTERTAINMENT CORP.
                             COMPARABLE TRANSACTION ANALYSIS
                          DESCRIPTION OF COMPARABLE TRANSACTIONS


----------------------------------------------------------------------------------------
  DATE            DATE
ANNOUNCED       EFFECTIVE      TARGET NAME                     ACQUIROR NAME
----------------------------------------------------------------------------------------
  04/07/95         10/03/95    Round the Corner Restaurants    Investor Group


















  04/13/95         05/23/95    Mascott Corp                    DINE LLC













  05/25/95         07/06/95    Abdow's Corp-Abdow's Family     Bickford's Family Restaur





  06/23/95         08/29/95    Family Chicken Inc              Capital Brands Inc




--------------------------------------------------------------------------------
  DATE
ANNOUNCED         TARGET BUSINESS DESCRIPTION     TRANSACTION SYNOPIS
--------------------------------------------------------------------------------
  04/07/95        Own and operate restaurants     An investor group, including
                                                  management, acquired Round the
                                                  Corner Restaurants from Good
                                                  Times Restaurants for an
                                                  amended $.3 mil in a leveraged
                                                  buyout transaction.
                                                  Consideration consisted of $.1
                                                  mil in cash and $.2 mil in
                                                  the assumption of liabilities.
                                                  Earlier the group had offered
                                                  a $.325 mil note, $.1 mil in
                                                  cash, and the assumption of
                                                  liabilities. Originally, the
                                                  investor group offered a
                                                  $.275 mil note and $.15 mil
                                                  in cash. Good Times
                                                  Restaurants had disclosed that
                                                  several undisclosed firms
                                                  offered to acquire the unit.
  04/13/95        Restaurant holding company      DINE acquired the remaining
                                                  25% stake, or 434,134 common
                                                  shares, that it did not
                                                  already own in its Mascott
                                                  subsidiary for $1.55 in cash
                                                  per share, or a total value of
                                                  $.673 mil, concurrent with the
                                                  completion of its tender
                                                  offer. DINE completed its
                                                  tender offer for Mascott by
                                                  accepting 297,974 shares, or a
                                                  17% of Mascott's shares, thus
                                                  raising its interest in
                                                  Mascott to 92%.
  05/25/95        Own,operate restaurants         Bickford's Family Restaurants,
                                                  a unit of ELXSI, acquired
                                                  sixteen Abdow's Family
                                                  Restaurants in Massachusetts
                                                  and Connecticut from Abdow's
                                                  for $3.8 mil.
  06/23/95        Own,operate restaurant          Capital Brands acquired Family
                                                  Chicken in exchange for a
                                                  $150,450 note.

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PREMIUM PAID
                                                            TRANSACTION     MARKET MULTIPLES                      DAYS PRIOR:
                                                               VALUE        ---------------------------------     -------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)       SALES  EBITDA      EBIT BOOKVALUE         1      30
-------------------------------------------------------------------------------------------------------------------------------
Round the Corner Restaurants    Investor Group                   0.3          NM        NM      NM        NM        NM       NM


















Mascott Corp                    DINE LLC                         0.7         0.1       3.5      NM        0.7      71.4%   50.0%













Abdow's Corp-Abdow's Family     Bickford's Family Restaurants    3.8          NM        NM      NM        NM        NM       NM





Family Chicken Inc              Capital Brands Inc               0.2          NM        NM      NM        NM        NM       NM

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


--------------------------------------------------------------------------------------------
  DATE       DATE
ANNOUNCED  EFFECTIVE      TARGET NAME                     ACQUIROR NAME
--------------------------------------------------------------------------------------------
  06/29/95    01/29/96    Original Pasta Co               Watermarc Food Management











  09/11/95    09/11/95    Fables Innkeepers Mgmt-Mr       American Family Restaurants






  10/11/95    01/05/96    Shoex Inc                       O'Charley's Inc










  12/01/95    12/01/95    Kentuckiana Pizza Ltd           Papa John's International Inc







  12/15/95    12/15/95    Festive Pizza-IN Pizza(13)      Papa John's International Inc






---------------------------------------------------------------------------------
  DATE
ANNOUNCED       TARGET BUSINESS DESCRIPTION        TRANSACTION SYNOPIS
---------------------------------------------------------------------------------
  06/29/95      Own,operate restaurant chain       Watermarc Food Management (WF)
                                                   acquired Original Pasta for
                                                   $9.98 mil. The consideration
                                                   consisted of 1,666,667 WF
                                                   common shares valued at $3.13
                                                   mil, $3.75 mil in notes and
                                                   $3.1 mil in the assumption of
                                                   debt. The shares were valued
                                                   based on WF's closing stock
                                                   price of $1.875 on Sep 6, the
                                                   last full trading day prior to
                                                   the announcement of terms.
  09/11/95      Own,operate family restaurants     American Family Restaurants
                                                   acquired 11 Mr. Fable's
                                                   restaurants, located in
                                                   Western Michigan, of Fables
                                                   Innkeepers Management for $2.7
                                                   mil in cash and the assumption
                                                   of liabilities.
  10/11/95      Own,operate restaurants            O'Charley's (OC) acquired all
                                                   the outstanding stock of Shoex
                                                   in exchange for 666,666 common
                                                   shares valued at $9.17 mil.
                                                   The shares were valued based
                                                   on OC's closing stock price of
                                                   $13.75 on Oct 10, the last
                                                   full trading day prior to the
                                                   announcement. The transaction
                                                   was accounted for as a pooling
                                                   of interests.
  12/01/95      Own,op restaurant                  Papa John's International
                                                   (PJ) acquired Kentuckiana
                                                   Pizza and Kentuckiana Pizza II
                                                   for $6.2 mil. The
                                                   consideration consisted of
                                                   $5.1 mil PJ common shares and
                                                   $1.1 mil in the assumption
                                                   of liabilities.
  12/15/95      Own,op pizza parlors               Papa John's International
                                                   (PPJ) acquired the 13
                                                   Indianapolis, Indiana, pizza
                                                   outlets of Festive Pizza for
                                                   $5.1 mil in PPJ common stock.




                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 PREMIUM PAID
                                                          TRANSACTION      MARKET MULTIPLES                      DAYS PRIOR:
                                                             VALUE         -----------------------------------   --------------
TARGET NAME                   ACQUIROR NAME                 ($ MIL)        SALES    EBITDA      EBIT BOOKVALUE      1        30
-------------------------------------------------------------------------------------------------------------------------------
Original Pasta Co             Watermarc Food Management          10.0       1.0        NM      NM        NM        NM        NM











Fables Innkeepers Mgmt-Mr     American Family Restaurants         2.7        NM        NM      NM        NM        NM        NM






Shoex Inc                     O'Charley's Inc                     9.2        NM        NM      NM        NM        NM        NM










Kentuckiana Pizza Ltd         Papa John's International Inc       6.2        NM        NM      NM        NM        NM        NM







Festive Pizza-IN Pizza(13)    Papa John's International Inc       5.1        NM        NM      NM        NM        NM        NM




                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


------------------------------------------------------------------------------------------------
  DATE          DATE
ANNOUNCED     EFFECTIVE      TARGET NAME                        ACQUIROR NAME
------------------------------------------------------------------------------------------------
  12/18/95       01/02/96    Paradise Bakery(Java Centrale)     Java Centrale Inc(Baycor)






  01/08/96       01/08/96    Cabo Restaurant,Houston,Texas      BFX Hospitality Group












  01/12/96       01/12/96    Bubble Room Restaurant,Orlando     Investor



  02/15/96       04/30/96    Deli King Inc                      Saratoga Brands Inc






  02/15/96       04/23/96    Grill Restaurant,CA                Grill Concepts Inc











------------------------------------------------------------------------------------
  DATE
ANNOUNCED             TARGET BUSINESS DESCRIPTION     TRANSACTION SYNOPIS
------------------------------------------------------------------------------------
  12/18/95            Own, op bakeries                Java Centrale acquired all the
                                                      outstanding shares of Paradise
                                                      Bakery, a unit of Chart House
                                                      Enterprises, for $6.725 mil.
                                                      The consideration consisted of
                                                      $5.375 mil in cash and a $1.35
                                                      mil promissory note.
  01/08/96            Own,op restaurant               BFX Hospitality Group, a unit
                                                      of Buffton, acquired Cabo
                                                      Restuarant, Houston, Texas,
                                                      for $1.245 mil. The
                                                      consideration consisted of
                                                      $.589 mil in cash and .375 mil
                                                      Buffton common shares valued
                                                      at $.656 mil. The shares were
                                                      valued based on Buffton's
                                                      closing stock price of $1.75
                                                      on Jan 5, the last full
                                                      trading day prior to the
                                                      announcement.
  01/12/96            Own,operate restaurant          Investor Roy Scheid acquired
                                                      the Bubble Room Restaurant,
                                                      Orlando, Florida, a unit of
                                                      Bubble Room, for $.899 mil cash
  02/15/96            Own,op catering company         Saratoga Brands acquired Deli
                                                      King for $3.25 mil.
                                                      Consideration consisted of
                                                      $1.3 mil in cash, restricted
                                                      common shares with a stated
                                                      value of $1.5 mil, and a $.45
                                                      mil 4-year note.
  02/15/96            Own,op restaurant               Grill Concepts (GC) acquired
                                                      Grill Restaurant, Beverly
                                                      Hills, California, in exchange
                                                      for .850 mil common shares
                                                      valued at $1.169 mil. The
                                                      shares were valued based on
                                                      GC's closing stock price of
                                                      $1.375 on February 14, the
                                                      last full trading day prior to
                                                      the announcement.


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PREMIUM PAID
                                                            TRANSACTION      MARKET MULTIPLES                      DAYS PRIOR:
                                                               VALUE         -----------------------------------   --------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)        SALES    EBITDA      EBIT BOOKVALUE      1        30
---------------------------------------------------------------------------------------------------------------------------------
Paradise Bakery(Java Centrale)  Java Centrale Inc(Baycor)           6.7       NM        NM      NM        NM        NM        NM






Cabo Restaurant,Houston,Texas   BFX Hospitality Group               1.2       0.9       NM      NM        NM        NM        NM












Bubble Room Restaurant,Orlando  Investor                            0.9       NM        NM      NM        NM        NM        NM



Deli King Inc                   Saratoga Brands Inc                 3.3       0.7       NM      NM        NM        NM        NM






Grill Restaurant,CA             Grill Concepts Inc                  1.2       0.4       NM      NM        NM        NM        NM


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


--------------------------------------------------------------------------------------------
  DATE            DATE
ANNOUNCED       EFFECTIVE     TARGET NAME                     ACQUIROR NAME
--------------------------------------------------------------------------------------------
  02/15/96         03/05/96   LoneStar Hospitality-Miami      Miami Subs Corp









  03/19/96         05/14/96   Islands Resturants-Florida(6)   Islands Florida LP









  03/19/96         05/14/96   Island Rest (Chart House)       Islands California Arizona LP

















--------------------------------------------------------------------------------------------
  DATE
ANNOUNCED                     TARGET BUSINESS DESCRIPTION     TRANSACTION SYNOPIS
--------------------------------------------------------------------------------------------
  02/15/96                    Own,op restaurants              Miami Subs (SUBS) acquired 5
                                                              Miami Subs Grill restaurants,
                                                              located in Dallas, Texas, of
                                                              LoneStar Hospitality in
                                                              exchange for approximately
                                                              1.325 mil SUBS common shares
                                                              valued at $2.15 mil. The
                                                              shares were valued based on
                                                              SUBS's closing stock price of
                                                              $1.625 on Feb 14, the last
                                                              full trading day prior to the
                                                              announcement.
  03/19/96                    Own,op restuarants              Islands Florida acquired a 75%
                                                              interest in 6 southern Florida
                                                              restuarants of Islands
                                                              Restaurants (IR), a unit of
                                                              Chart House Enterprises (CH)
                                                              in exchanged for $3 mil 9%
                                                              secured note. Concurrently,
                                                              Island California Florida
                                                              acquired a 75% interest in the
                                                              remaining 12 restaurants
                                                              located in Phoenix and
                                                              California in exchange for $20
                                                              mil 9% secured note. In
                                                              December 1995, CH announced it
                                                              was seeking a buyer for its
                                                              Island Restaurants subsidiary.

  03/19/96                    Own,op restuarants              Islands California Arizona
                                                              acquired a 75% interest in Islands
                                                              Restaurants (IR), a unit of Chart
                                                              House Enterprises (CH), in exchange
                                                              for a $20 mil 9% secured note. The
                                                              transaction consisted of 12
                                                              restaurants located in Phoenix and
                                                              southern California. Concurrently,
                                                              Islands Florida acquired a 75%
                                                              interest in the remaining six
                                                              southern Florida restaurants of
                                                              Islands Restaurants in exchange for
                                                              a $3 mil 9% secured note. In December
                                                              1995, CH announced that it was
                                                              seeking a buyer for its Islands
                                                              Restaurants subsidiary.





                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PREMIUM PAID
                                                            TRANSACTION     MARKET MULTIPLES                      DAYS PRIOR:
                                                               VALUE        -----------------------------------   --------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)       SALES    EBITDA      EBIT BOOKVALUE      1        30
--------------------------------------------------------------------------------------------------------------------------------
LoneStar Hospitality-Miami      Miami Subs Corp                     2.2       NM        NM      NM        NM        NM        NM











Islands Resturants-Florida(6)   Islands Florida LP                  3.0       NM        NM      NM        NM        NM        NM















Island Rest(Chart House)        Islands California AZ LP           20.0       NM        NM      NM        NM        NM        NM


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


-------------------------------------------------------------------------------------------
  DATE           DATE
ANNOUNCED      EFFECTIVE      TARGET NAME                     ACQUIROR NAME
-------------------------------------------------------------------------------------------
  05/21/96        07/01/96    Gamblers Supply Management Co   Sodak Gaming Inc







  06/04/96        07/16/96    Big River Grill & Brewing       Rock Bottom Restaurants Inc









  07/01/96        01/31/97    Ground Round Rest-Rest(16)      Lone Star Steakhse & Saloon




  07/26/96        07/26/96    Hudson's Grill-Hornblowers      Kian Farzadam




  08/05/96        08/05/96    Ridgefield Coffee Co            New World Coffee Inc




  09/18/96        10/28/96    Willoughbys Coffee & Tea        New World Coffee Inc





  09/30/96        09/30/96    Jeff Eateries LP                New York Bagel Enterprises








------------------------------------------------------------------------------------
  DATE
ANNOUNCED             TARGET BUSINESS DESCRIPTION     TRANSACTION SYNOPIS
------------------------------------------------------------------------------------
  05/21/96            Own,op restaurant,casino        Sodak Gaming acquired all the
                                                      outstanding shares of Gamblers
                                                      Supply Management for $5.4
                                                      mil. The consideration
                                                      consisted of $1 mil in cash
                                                      and a $4.4 mil note. The
                                                      transaction had been subject
                                                      to regulatory approval.
  06/04/96            Own,op grell restaurant,bar     Rock Bottom Restaurants (RB)
                                                      acquired a 50% interest in Big
                                                      River Grill & Brewing Works in
                                                      exchange for 450,000 RB
                                                      common shares valued at $5.85
                                                      mil. The shares were valued
                                                      based on RB's closing stock
                                                      price of $13 on June 3, the
                                                      last full trading day prior to
                                                      the announcement.
  07/01/96            Own,op restaurants              Lone Star Steakhouse & Saloon
                                                      acquired 16 restaurant
                                                      locations of Ground Round
                                                      Restaurants for approximately
                                                      $16 mil.
  07/26/96            Own and operate restaurant      Kian Farzadam acquired the
                                                      Hornblowers restaurant of
                                                      Hudson's Grill of America for
                                                      $.3 mil, including the
                                                      assumption of liabilities.
  08/05/96            Own and operate coffee bar      New World Coffee acquired
                                                      Ridgefield Coffee for $.325
                                                      mil. The consideration
                                                      consisted of $.15 mil cash and
                                                      a $.175 mil 2-year 6% note.
  09/18/96            Own and operate coffee bar      New World Coffee (NWC)
                                                      acquired Willoughby's Coffee &
                                                      Tea for $3.8 mil.
                                                      Consideration consisted of
                                                      $3.1 mil and the assumption
                                                      of $.7 mil in liabilities.
  09/30/96            Own,op restaurant               New York Bagel Enterprises
                                                      acquired Jeff Eateries for
                                                      approximately $244,000. The
                                                      consideration consisted of
                                                      approximately $84,000 and the
                                                      assumption of up to $160,000
                                                      in liabilities.



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PREMIUM PAID
                                                            TRANSACTION      MARKET MULTIPLES                      DAYS PRIOR:
                                                               VALUE         -----------------------------------   --------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)        SALES    EBITDA   EBIT BOOKVALUE       1        30
---------------------------------------------------------------------------------------------------------------------------------
Gamblers Supply Management Co   Sodak Gaming Inc                    5.4      NM        NM      NM        NM        NM        NM







Big River Grill & Brewing       Rock Bottom Restaurants Inc         5.9      NM        NM      NM        NM        NM        NM









Ground Round Rest-Rest(16)      Lone Star Steakhse & Saloon        16.0      NM        NM      NM        NM        NM        NM




Hudson's Grill-Hornblowers      Kian Farzadam                       0.3      NM        NM      NM        NM        NM        NM




Ridgefield Coffee Co            New World Coffee Inc                0.3      NM        NM      NM        NM        NM        NM




Willoughbys Coffee & Tea        New World Coffee Inc                3.8      NM        NM      NM        NM        NM        NM





Jeff Eateries LP                New York Bagel Enterprises          0.2      NM        NM      NM        NM        NM        NM


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS


---------------------------------------------------------------------------------------------
  DATE          DATE
ANNOUNCED     EFFECTIVE      TARGET NAME                     ACQUIROR NAME
---------------------------------------------------------------------------------------------
  10/16/96       10/16/96    Alamo Grill                     Elephant & Castle Group Inc




  11/26/96       12/09/96    Lots A' Bagels Inc-Certain      New York Bagel Enterprises







  11/26/96       12/20/96    Oh La La Inc                    Good Food Fast Cos







  01/03/97       02/06/97    Mick's Restaurants(Morton's)    MRI Acquisition Corp














  01/13/97       01/13/97    Frat House Bar & Grill          AM-PAC International Inc




  03/03/97       03/03/97    Bagel Buds Inc(New York Bagel)  New York Bagel Enterprises






----------------------------------------------------------------------------------
  DATE
ANNOUNCED           TARGET BUSINESS DESCRIPTION     TRANSACTION SYNOPIS
----------------------------------------------------------------------------------
  10/16/96          Own,op restaurant               Elephant and Castle
                                                    acquired Alamo Grill for
                                                    approximately $1.5 mil in
                                                    common stock and the
                                                    assumption of liabilities.
  11/26/96          Own,op fast food restaurants    New York Bagel Enterprises
                                                    acquired certain assets of
                                                    Lots A' Bagels for
                                                    approximately $2.7 mil in
                                                    cash, debt, common stock
                                                    purchase warrants, the
                                                    assumption of liabilities and
                                                    profit-related payments.
  11/26/96          Own and operate cafes           Good Food Fast (GFF) acquired
                                                    Oh La La, a unit of Java
                                                    Centrale, for $2.7 mil. The
                                                    consideration consisted of
                                                    $1.25 mil in cash, $.7 mil in
                                                    GFF convertible preferred
                                                    stock, and a $.75 mil 3-year
                                                    convertible note.
  01/03/97          Own,op restaurant               MRI Acquisition (MRI) acquired
                                                    an 80.1% interest in Mick's
                                                    Restaurants (MR), a unit of
                                                    Morton's Restaurant Group
                                                    (MRG). Concurrently, MRI
                                                    acquired an 80.1% interest in
                                                    Peasant Restaurant (PR), also
                                                    a unit of MRG. The two
                                                    transactions had a combined
                                                    value of $6.8 mil. The
                                                    consideration was to consist
                                                    of $4.3 mil in cash and $2.5
                                                    in promissory notes. MRG
                                                    retained the remaining 19.9%
                                                    stake in MR and PR.
  01/13/97          Own,op bar and grill            AM-PAC International (AP)
                                                    acquired Frat House Bar &
                                                    Grill for $2.9 mil in a
                                                    combination of cash and AP
                                                    common stock.
  03/03/97          Own,op restaurants              New York Bagel Enterprises
                                                    acquired Bagel Buds for
                                                    approximately $.415 mil in a
                                                    combination of cash and the
                                                    assumption of liabilities.

Source: Securities Data Company, Inc.


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        COMPARABLE TRANSACTION ANALYSIS
                     DESCRIPTION OF COMPARABLE TRANSACTIONS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PREMIUM PAID
                                                            TRANSACTION      MARKET MULTIPLES                      DAYS PRIOR:
                                                               VALUE         -----------------------------------   ------------
TARGET NAME                     ACQUIROR NAME                 ($ MIL)        SALES    EBITDA   EBIT BOOKVALUE        1       30
-------------------------------------------------------------------------------------------------------------------------------
Alamo Grill                     Elephant & Castle Group Inc         1.5       0.6      NM      NM        NM        NM        NM




Lots A' Bagels Inc-Certain      New York Bagel Enterprises          2.7       0.9      NM      NM        NM        NM        NM







Oh La La Inc                    Good Food Fast Cos                  2.7       NM       NM      NM        NM        NM        NM







Mick's Restaurants(Morton's)    MRI Acquisition Corp                6.8       NM       NM      NM        NM        NM        NM














Frat House Bar & Grill          AM-PAC International Inc            2.9       NM       NM      NM        NM        NM        NM




Bagel Buds Inc(New York Bagel)  New York Bagel Enterprises          0.4       NM       NM      NM        NM        NM        NM


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                             PREMIUMS PAID ANALYSIS
      IMPLIED VALUATION USING PRICE PREMIUM OF COMPARABLE TRANSACTIONS (a)

-----------------------------------------------------------------------------------------
ENTERTAINMENT AND RESTAURANT GROUP:
-----------------------------------------------------------------------------------------
                                                       PRICE PREMIUM (b)
                                        -------------------------------------------------
                                              1 DAY                     30 DAYS
                                        MEAN         MEDIAN        MEAN        MEDIAN
-----------------------------------------------------------------------------------------

Jillian's Entertainment Per Share Value   $ 0.13                     $ 0.13

Comparable Company Group (c)               51%    -    51%            50%    -     50%

Implied Jillian's Equity Value            $ 0.19  -   $ 0.19         $ 0.19   -   $ 0.19
Per Share  (d)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SMALL CAPITALIZATION GROUP:
-----------------------------------------------------------------------------------------
                                                       PRICE PREMIUM (b)
                                        -------------------------------------------------
                                             1 DAY                       30 DAYS
                                        MEAN        MEDIAN          MEAN        MEDIAN
-----------------------------------------------------------------------------------------

Jillian's Entertainment Per Share Value   $ 0.13                     $ 0.13

Comparable Company Group (c)               14%    -   0%              38%    -    14%

Implied Jillian's Equity Value            $ 0.14  - $0.14            $ 0.17  - $ 0.14
Per Share  (d)
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FOOTNOTES:
-------------------------------------------------------------------------------
(a) Valuation estimates based on the mean and median stock price premiums prior to transaction announcement date.
(b) Represents price premium 1 day and 30 days prior to transaction announce-ment.
(c) Represents mean and median price premiums for comparable transactions
(d) Valuation estimates based on the mean and median price premiums of comparable transactions


                                                                STONEBRIDGE
                                                                ASSOCIATES, LLC

==============================================================================
                        JILLIAN'S ENTERTAINMENT CORP.
==============================================================================
                            Premiums Paid Analysis
             Summary of Comparable Transactions by Companies with
                       Capitalization below $10 Million

-----------------------------------------------------------------------------------------------------------------------------
    DATE        DATE
  ANNOUNCED   EFFECTIVE        TARGET NAME                  ACQUIROR NAME                    TARGET BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
   01/04/95   12/30/94    Industrial Funding Corp          Investor Group                   Lease small-ticket equipment

   01/09/95   01/09/95    Sierra Home Service Companies    Investor Group                   Pvd housing svcs;holding co

   01/13/95   07/13/95    Community Health Computing       ADAC Laboratories                Manufacture medical equipment

   01/26/95   08/16/95    Telios Pharmaceuticals Inc       Integra LifeSciences Corp        Mnfr pharmaceutical products

   02/15/95   03/31/95    Title Wave Stores Inc            Hollywood Entertainment Corp     Own, op record & tape stores

   03/29/95   04/28/95    NHD Stores Inc                   ACO Hardware East Inc            Whl,ret hardware, paints

   04/13/95   05/23/95    Mascott Corp                     DINE LLC                         Restaurant holding company

   04/24/95   04/24/95    Vegas Chips Inc(Pacific Snax)    Rovne Investments                Produce potato chips

   06/08/95   06/08/95    US Medical Products Inc          Smith Management Co              Mnfr,whl surgical supplies

   06/19/95   12/20/95    BioSafety Systems Inc            HVB Ltd                          Mnfr healthcare gloves, masks

   06/30/95   01/15/96    Founders Financial Corp          Chase Federal(TAC Bancshares)    Commercial bank; holding co

   08/11/95   02/01/96    Seaboard Bancorp Inc             Life Bancorp Inc                 Bank holding company

   08/22/95   12/29/95    Iowa Bancorp Inc                 First Midwest Finl,Iowa          Commercial bank

   08/29/95   09/29/95    American Consumer Products Inc   Vista 2000 Inc                   Mnfr consumer hardward prods

   08/31/95   02/01/96    Check Express Inc                Ace Cash Express Inc             Provide check cashing services

   09/26/95   01/15/96    Capital Associates Intl Inc      MCC Financial Corp               Pvd equip rental,leasing svcs

   10/12/95   03/05/96    Rexon Inc                        Legacy Storage Sys Intl Inc      Mnfr computer tape drivers

   10/25/95   06/27/96    Aspen Imaging International      Pubco Corp                       Manufacture computer ribbons

   10/25/95   06/27/96    Bobbie Brooks Inc(Pubco Corp)    Pubco Corp                       Manufacture women's apparel

   11/16/95   04/16/96    Prime Management Group Inc       FirstService Corp                Real estate agency

   12/01/95   03/15/96    Condor Services Inc              Amwest Insurance Group Inc       Property, casualty ins svcs

   12/20/95   02/05/96    SCS/Compute Inc                  Thomson US Holdings Inc          Pvd income tax processing svcs

   12/20/95   03/14/96    Sierra Home Service Companies    American Home Shield             Pvd housing svcs;holding co

   01/18/96   08/23/96    AMSERV Healthcare Inc            Star Multi Care Services Inc     Pvd temp nursing employment

   01/23/96   05/09/96    Portage Industries Corp          Spartech Corp                    Mnfr extruded plastic sheets

   02/05/96   09/30/96    Customedix Corp                  CUS Acquisition Inc              Mnfr dental, medical products

   04/09/96   10/28/96    Mutual Bancompany Inc,MO         Roosevelt Finl Group,Missouri    Bank holding co; savings bank

   06/05/96   06/05/96    YES Clothing Co                  Investor                         Mnfr, whl women's clothing

   06/14/96   11/14/96    Seven Hills Financial            Western Ohio Financial Corp      Savings and loan

   09/09/96   09/09/96    Innovir Laboratories Inc         Investor Group                   Mnfr biological products

   12/09/96   02/28/97    Houston Biotechnology Inc        Medarex Inc                      Mnfr monoclonal antibodies

   01/07/97   02/10/97    Bonray Drilling Corp             DLB Oil & Gas Inc                On-shore oil and gas drilling

================================================================================
                         JILLIAN'S ENTERTAINMENT CORP.
================================================================================
                            Premiums Paid Analysis
             Summary of Comparable Transactions by Companies with
                       Capitalization below $10 Million

--------------------------------------------------------------------------------------------
                                                             PRICE PREMIUMS
  TRANSACTION         PRICE        PRICE       PRICE         -------------------------------
    VALUE           ANNOUNCE       1 DAY       30 DAYS       1 DAY PRIOR       30 DAYS PRIOR
   ($ MIL.)           DATE         PRIOR       PRIOR
--------------------------------------------------------------------------------------------
           0.6          1.00         1.00        1.38                 .0%          -19.8%

           0.8             -            -           -                  NM              NM

          16.5             -            -           -                  NM              NM

          34.9          0.28         0.28        0.16                0.0%          512.0%

           8.5          1.88         1.50        1.31               16.7%           32.7%

           2.1          1.50         1.13        0.75               29.6%          133.3%

           0.7          1.50         0.88        1.00               81.6%           50.0%

           1.2             -            -           -                  NM              NM

           3.0          0.69         0.50        0.50               75.0%           75.0%

          10.6          2.94         2.25        2.13               13.6%           18.0%

           8.1          4.75         5.00        3.75               -1.0%            7.1%

           8.2          1.50         1.31        1.25               10.9%           16.0%

           9.0         17.75        17.00       15.25                0.3%            1.1%

          13.8          3.75         4.13        3.38               -2.2%            3.3%

           6.2          1.00         1.00        0.94                0.0%            7.1%

           1.8             -            -           -                  NM              NM

          20.0             -            -           -                  NM              NM

           3.3          0.66         0.66        0.75                0.0%          -16.7%

           0.5          1.13         1.13        1.31                0.0%          -10.9%

           6.6             -            -           -                  NM              NM

          17.2          7.00         3.50        3.50               28.6%           28.6%

          17.4          6.38         2.88        2.44               42.3%           66.3%

           4.6          0.75         1.00        1.13              -25.0%          -29.6%

           9.2          2.75         2.50        2.19                4.0%           11.8%

          15.8          5.81         4.50        3.69                6.5%           15.6%

           3.6          1.94         1.94        2.13                0.0%           -4.2%

           7.7         16.75        16.75       16.75                0.0%            0.0%

           0.0          1.63         2.13        1.25              -11.1%           24.0%

          11.0         16.00        16.00       16.00                0.0%            0.0%

           2.0          1.94         1.13        1.38               64.2%           29.8%

           8.6          1.25         0.94        0.94               35.6%           35.6%

          12.7         29.63        25.50       23.00                0.6%            1.3%

Source: Securities Data Company, Inc.

================================================================================
                        JILLIAN'S ENTERTAINMENT CORP.
                            PREMIUMS PAID ANALYSIS
SUMMARY OF COMPARABLE TRANSACTIONS WITHIN ENTERTAINMENT AND RESTAURANT INDUSTRY
================================================================================

-----------------------------------------------------------------------------------------------------------------
     DATE              DATE
 ANNOUNCED         EFFECTIVE      TARGET NAME                           ACQUIROR NAME
-----------------------------------------------------------------------------------------------------------------
  01/24/94          03/15/94      Lucca's Pasta Bar Restaurant          Monterey Pasta Co
  04/08/94          04/13/94      Apple Tenn-Flo LP                     Apple South Inc
  04/20/94          04/20/94      Undisclosed Lousiana Outback          Outback Steakhouse Inc
  04/26/94          04/26/94      Patrizio Restaurants Inc              Sixx Holdings Inc
  05/26/94          09/23/94      Yankee Diner Inc                      Spectra Grp of Restaurants Inc
  07/06/94          11/07/94      Schaden & Schaden Inc                 Quizno's Franchise Corp
  7/14/94           9/16/94       Red Carpet Bowling                    American Recreation Centers
  07/21/94          11/11/94      Clucker's Wood Roasted Ckn            Roasters Corp
  07/27/94          07/27/94      Taco Cabana of El Paso-Rest(5)        Taco Cabana Inc
  10/19/94          12/21/94      MG III Inc                            Miami Subs Corp
  12/05/94          12/05/94      Roasters Corp-Restaurants (6)         Clucker's Wood Roasted Ckn
  12/06/94          12/06/94      Quiz One                              Quizno's Franchise Corp
  01/13/95          03/30/95      Oh La La Inc                          Java Centrale Inc(Baycor)
  04/07/95          10/03/95      Round the Corner Restaurants          Investor Group
  04/13/95          05/23/95      Mascott Corp                          DINE LLC
  05/25/95          07/06/95      Abdow's Corp-Abdow's Family           Bickford's Family Restaurants
  06/23/95          08/29/95      Family Chicken Inc                    Capital Brands Inc
  06/29/95          01/29/96      Original Pasta Co                     Watermarc Food Management
  09/11/95          09/11/95      Fables Innkeepers Mgmt-Mr             American Family Restaurants
  10/11/95          01/05/96      Shoex Inc                             O'Charley's Inc
  12/01/95          12/01/95      Kentuckiana Pizza Ltd                 Papa John's International Inc
  12/15/95          12/15/95      Festive Pizza-IN Pizza(13)            Papa John's International Inc
  12/18/95          01/02/96      Paradise Bakery(Java Centrale)        Java Centrale Inc(Baycor)
  01/08/96          01/08/96      Cabo Restaurant,Houston,TX            BFX Hospitality Group
  01/12/96          01/12/96      Bubble Room Rest, Orlando, FL         Investor
  02/15/96          04/30/96      Deli King Inc                         Saratoga Brands Inc
  02/15/96          04/23/96      Grill Restaurant,CA                   Grill Concepts Inc
  02/15/96          03/05/96      LoneStar Hospitality-Miami            Miami Subs Corp
  03/19/96          05/14/96      Islands Resturants-Florida(6)         Islands Florida LP
  03/19/96          05/14/96      Island Rest(Chart House)              Islands California Arizona LP
  05/21/96          07/01/96      Gamblers Supply Mgt.                  Sodak Gaming Inc
  06/04/96          07/16/96      Big River Grill & Brewing             Rock Bottom Restaurants Inc
  07/01/96          01/31/97      Ground Round Rest-Rest(16)            Lone Star Steakhouse & Saloon
  07/26/96          07/26/96      Hudson's Grill-Hornblowers            Kian Farzadam
  08/05/96          08/05/96      Ridgefield Coffee Co                  New World Coffee Inc
  09/18/96          10/28/96      Willoughbys Coffee & Tea              New World Coffee Inc
  09/30/96          09/30/96      Jeff Eateries LP                      New York Bagel Enterprises
  10/16/96          10/16/96      Alamo Grill                           Elephant & Castle Group Inc
  11/26/96          12/09/96      Lots A' Bagels Inc                    New York Bagel Enterprises
  11/26/96          12/20/96      Oh La La Inc                          Good Food Fast Cos
  01/03/97          02/06/97      Mick's Restaurants(Morton's)          MRI Acquisition Corp
  01/13/97          01/13/97      Frat House Bar & Grill                AM-PAC International Inc
  03/03/97          03/03/97      Bagel Buds Inc(New York Bagel)        New York Bagel Enterprises



--------------------------------------------------------------------------------
                                                          PREMIUM PAID
                                             TRANSACTION  DAYS PRIOR:
                                               VALUE      ----------------------
 TARGET BUSINESS DESCRIPTION                  ($ MIL)              1         30
--------------------------------------------------------------------------------
 Own,op pasta restaurants                        1.8               NM        NM
 Own,op restaurants                             17.0               NM        NM
 Own,op restaurants                             19.6               NM        NM
 Own,op restaurants                              8.0               NM        NM
 Own and op restaurants                          5.6               NM        NM
 Own,op restaurants                              2.0               NM        NM
 Own, op bowling centers                         8.0               NM        NM
 Own,op fast food restaurants                   10.5            30.4%        NM
 Own,op restaurants                              8.5               NM        NM
 Own,op fast-food restaurants                    2.5               NM        NM
 Own,op chicken restaurants                      3.1               NM        NM
 Own,op restaurant                               0.3               NM        NM
 Own and operate cafes                           2.8               NM        NM
 Own and operate restaurants                     0.3               NM        NM
 Restaurant holding company                      0.7            71.4%     50.0%
 Own,operate restaurants                         3.8               NM        NM
 Own,operate restaurant                          0.2               NM        NM
 Own,operate restaurant chain                   10.0               NM        NM
 Own,operate family restaurants                  2.7               NM        NM
 Own,operate restaurants                         9.2               NM        NM
 Own,op restaurant                               6.2               NM        NM
 Own,op pizza parlors                            5.1               NM        NM
 Own, op bakeries                                6.7               NM        NM
 Own,op restaurant                               1.2               NM        NM
 Own,operate restaurant                          0.9               NM        NM
 Own,op catering company                         3.3               NM        NM
 Own,op restaurant                               1.2               NM        NM
 Own,op restaurants                              2.2               NM        NM
 Own,op restuarants                              3.0               NM        NM
 Own,op restaurants                             20.0               NM        NM
 Own,op restaurant,casino                        5.4               NM        NM
 Own,op grell restaurant,bar                     5.9               NM        NM
 Own,op restaurants                             16.0               NM        NM
 Own and operate restaurant                      0.3               NM        NM
 Own and operate coffee bar                      0.3               NM        NM
 Own and operate coffee bar                      3.8               NM        NM
 Own,op restaurant                               0.2               NM        NM
 Own,op restaurant                               1.5               NM        NM
 Own,op fast food restaurants                    2.7               NM        NM
 Own and operate cafes                           2.7               NM        NM
 Own,op restaurant                               6.8               NM        NM
 Own,op bar and grill                            2.9               NM        NM
 Own,op restaurants                              0.4               NM        NM

Source: Securities Data Company, Inc.

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                                  BASE CASE


($ IN 000'S)                                                            FISCAL YEAR ENDING MARCH 31,
                                           --------------------------------------------------------------------------------------
                                                              ACTUAL                      ESTIMATED           PROJECTED
                                              ----------------------------------------   ------------  --------------------------
                                                 1994          1995          1996           1997          1998          1999
                                              ------------  ------------  ------------   ------------  ------------  ------------
Sales:
     Table Time                                                                $2,494         $2,534        $2,618        $2,683
     Cafe                                                                       2,154          2,310         2,431         2,492
     Beer, Wine and Liquor                                                      6,285          7,053         7,286         7,468
     Pro Shop                                                                     121            152           174           179
     Games                                                                        722            947           976         1,001
     Other Income(a)                                                              215            223           186           190
                                              ------------  ------------  ------------   ------------  ------------  ------------
Total Sales                                         5,148         7,969        11,992         13,218        13,672        14,013

Cost of Goods Sold                                  1,079         1,749         2,737          2,994         3,040         3,116
                                              ------------  ------------  ------------   ------------  ------------  ------------
Gross Profit                                        4,069         6,220         9,255         10,224        10,632        10,897
Gross Margin                                         79.0%         78.0%         77.2%          77.3%         77.8%         77.8%

OPERATING EXPENSES
Wages                                                                           2,763          3,030         2,989         3,063
Repairs                                                                            36             68           104           106
Rent                                                                            1,713          1,818         1,986         2,030
Taxes                                                                             474            551           574           588
Advertising                                                                       314            352           394           404
Travel/ Entertainment                                                              41             19            24            25
Professional Fees                                                                  32             34            28            29
Insurance                                                                         268            284           329           338
Utilities                                                                         435            472           476           488
Depreciation & Amortization                           394           524           657            889           889           889
Other Expenses (b)                                                              2,539          2,527         2,554         2,581
                                              ------------  ------------  ------------   ------------  ------------  ------------
  Total Expenses                                    5,001         7,040         9,271         10,044        10,347        10,540

Minority Interest                                                                 190            203           223           235

Operating Income                                     (932)         (820)         (205)           (24)           61           122
                                              ------------  ------------  ------------   ------------  ------------  ------------
Operating Margin                                   (18.1%)       (10.3%)        (1.7%)         (0.2%)          0.4%          0.9%

EBITDA                                               (538)         (296)          452            865           951         1,011
EBITDA Margin                                      (10.4%)        (3.7%)          3.8%          6.5%           7.0%          7.2%

Net Interest Expense (Income)                           1            43           189            206           147            83
Other Expense (Income)                                (28)            0             0              0             0             0
                                              ------------  ------------  ------------   ------------  ------------  ------------
  Total Other Expense (Income)                        (27)           43           189            206           147            83

Pretax Income                                        (904)         (863)         (394)          (230)          (86)           39
Taxes
                                              ------------  ------------  ------------   ------------  ------------  ------------
NET INCOME                                          ($904)        ($863)        ($394)         ($230)         ($86)          $39
                                              ============  ============  ============   ============  ============  ============


($ IN 000'S)                                                 FISCAL YEAR ENDING MARCH 31,
                                               ----------------------------------------------------------
                                                                PROJECTED
                                               ------------------------------------------  ------------
                                                   2000          2001           2002          2003
                                                ------------  ------------  -------------  ------------
Sales:
     Table Time                                      $2,750        $2,819         $2,890        $2,962
     Cafe                                             2,554         2,618          2,683         2,750
     Beer, Wine and Liquor                            7,655         7,847          8,043         8,244
     Pro Shop                                           183           188            193           197
     Games                                            1,026         1,051          1,078         1,105
     Other Income(a)                                    195           200            205           210
                                                ------------  ------------  -------------  ------------
Total Sales                                          14,364        14,723         15,091        15,468

Cost of Goods Sold                                    3,194         3,274          3,356         3,439
                                                ------------  ------------  -------------  ------------
Gross Profit                                         11,170        11,449         11,735        12,029
Gross Margin                                           77.8%         77.8%          77.8%         77.8%

OPERATING EXPENSES
Wages                                                 3,140         3,218          3,299         3,381
Repairs                                                 109           112            115           117
Rent                                                  2,075         2,121          2,168         2,217
Taxes                                                   603           618            633           649
Advertising                                             414           424            435           446
Travel/ Entertainment                                    26            26             27            27
Professional Fees                                        29            30             31            32
Insurance                                               346           355            364           373
Utilities                                               500           513            525           538
Depreciation & Amortization                             889           889            889           889
Other Expenses (b)                                    2,654         2,729          2,806         2,886
                                                ------------  ------------  -------------  ------------
  Total Expenses                                     10,784        11,035         11,292        11,555

Minority Interest                                       245           255            264           273

Operating Income                                        141           160            180           200
                                                ------------  ------------  -------------  ------------
Operating Margin                                        1.0%          1.1%           1.2%          1.3%

EBITDA                                                1,030         1,049          1,069         1,089
EBITDA Margin                                           7.2%          7.1%           7.1%          7.0%

Net Interest Expense (Income)                            46            25             18            14
Other Expense (Income)                                    0             0              0             0
                                                ------------  ------------  -------------  ------------
  Total Other Expense (Income)                           47            25             18            15

Pretax Income                                            95           135            162           185
Taxes
                                                ------------  ------------  -------------  ------------
NET INCOME                                              $95          $135           $162          $185
                                                ============  ============  =============  ============


------------------------------------------------
(a) Includes miscellaneous income related to club operations.

(b) 1997 excludes approximately $200,000 in legal fees related to the transaction contemplated herein. Includes $30,000 for a sales tax audit, $42,500 for the settlement of a lawsuit related to the Long Beach club, $10,000 for cash deposits on potential new sites, and $25,000 in architectural fees.

                         JILLIAN'S ENTERTAINMENT CORP.
                     HISTORICAL AND PROJECTED BALANCE SHEET
                                  BASE CASE

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                                         ---------------------------------------------------------------------------------------
                                                            ACTUAL                      ESTIMATED            PROJECTED
                                            ----------------------------------------   ------------  ---------------------------
                                               1994          1995          1996           1997          1998          1999
                                            ------------  ------------  ------------   ------------  ------------  ------------

Cash                                              1,130         1,254           646            562           105           406
Accounts Receivable                                  39            34            63             75            78            80
Inventory                                           117           156           205            215           218           224
Other Current Assets                                143           264           166            230           238           244

Investments                                          44            40            40             40            40            40
Net Fixed Assets                                  3,646         4,989         7,688          6,849         6,010         5,171
Startup Cost & Other                              1,220         1,112         1,097          1,052         1,088         1,115

TOTAL ASSETS                                     $6,339        $7,847        $9,904         $9,022        $7,776        $7,279
                                            ============  ============  ============   ============  ============  ============

LIAB. & S.E.
Accounts Payable                                    398           683           942            925           957           981
Accrued Expenses                                    270           565           635            475           491           504
Intercompany Balances                                 0             0             0              0             0             0
Minority Interest                                 1,176         1,436         1,396          1,201         1,201         1,201
                                            ------------  ------------  ------------   ------------  ------------  ------------
  Total Current Liabilities                       1,845         2,683         2,973          2,601         2,648         2,685

Deferred Rent                                         0             0         1,188          1,301         1,251         1,201
Long-Term Debt                                      895         2,052         2,899          2,507         1,349           826

Equity:
Common Stock                                          8             9             9              9             9             9
Paid-In Capital                                   9,036         9,410         9,536          9,536         9,536         9,536
Retained Earnings                                (5,444)       (6,307)       (6,701)        (6,932)       (7,018)       (6,979)
                                            ------------  ------------  ------------   ------------  ------------  ------------
  Shareholders' Equity                            3,600         3,112         2,844          2,614         2,528         2,566

TOTAL LIAB. & EQUITY                             $6,339        $7,847        $9,904         $9,022        $7,776        $7,279
                                            ============  ============  ============   ============  ============  ============
                                                      0            (0)            0             (0)            0            (0)


($ IN 000'S)                                                 FISCAL YEAR ENDING MARCH 31,
                                              -----------------------------------------------------------
                                                                PROJECTED
                                              -------------------------------------------  ------------
                                                   2000          2001           2002          2003
                                                ------------  ------------  -------------  ------------

Cash                                                    844         1,640          2,538         3,455
Accounts Receivable                                      82            84             86            88
Inventory                                               229           235            241           247
Other Current Assets                                    250           256            263           269

Investments                                              40            40             40            40
Net Fixed Assets                                      4,332         3,493          2,654         1,815
Startup Cost & Other                                  1,143         1,172          1,201         1,231

TOTAL ASSETS                                         $6,919        $6,919         $7,021        $7,145
                                                ============  ============  =============  ============

LIAB. & S.E.
Accounts Payable                                      1,005         1,030          1,056         1,082
Accrued Expenses                                        516           529            542           556
Intercompany Balances                                     0             0              0             0
Minority Interest                                     1,201         1,201          1,201         1,201
                                                ------------  ------------  -------------  ------------
  Total Current Liabilities                           2,722         2,760          2,799         2,839

Deferred Rent                                         1,151         1,101          1,051         1,001
Long-Term Debt                                          385           262            214           162

Equity:
Common Stock                                              9             9              9             9
Paid-In Capital                                       9,536         9,536          9,536         9,536
Retained Earnings                                    (6,884)       (6,750)        (6,588)       (6,403)
                                                ------------  ------------  -------------  ------------
  Shareholders' Equity                                2,661         2,796          2,958         3,143

TOTAL LIAB. & EQUITY                                 $6,919        $6,919         $7,021        $7,145
                                                ============  ============  =============  ============
                                                          0             0              0             0

                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                  HISTORICAL AND PROJECTED CASH FLOW STATEMENT
                                  BASE CASE


($ IN 000'S)
                                                                                           ------------------------------
                                                                                               ESTIMATED      PROJECTED
                                                                                              ------------  -------------
                                                                                                 1997           1998
                                                                                              ------------  ------------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                                                                          ($230)         ($86)
  Depreciation                                                                                        889           889
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                                                                 (11)           (4)
  Inventory                                                                                           (11)           (3)
  Other Current Assets                                                                                (64)           (8)
  A/P                                                                                                 (17)           32
  Accrued Expense                                                                                    (160)           16
Minority Interest                                                                                    (195)            0
                                                   ------------  ------------  ------------   ------------  ------------
Total Adjustments                                                                                    (458)           33
                                                   ------------  ------------  ------------   ------------  ------------
Cash from Operations                                                                                  201           837

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                                                                44           (36)
Change in Deferred Rent                                                                               113           (50)
Capital Expenditures                                                                                  (50)          (50)
                                                   ------------  ------------  ------------   ------------  ------------
Cash from Investing                                                                                   107          (136)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                                                                0             0
Changes in Paid In Capital                                                                              0             0
Notes Payable                                                                                        (392)       (1,158)
                                                   ------------  ------------  ------------   ------------  ------------
Cash from Financing                                                                                  (392)       (1,158)

Net Increase in Cash                                                                                  (84)         (457)
Cash at Beg. Period                                                                                   646           562
                                                   ------------  ------------  ------------   ------------  ------------
Cash at End of Period                                                                                 562           105



($ IN 000'S)
                                                 -------------------------------------------------------------------------
                                                                         PROJECTED
                                                 ---------------------------------------------------------  ------------
                                                     1999           2000          2001           2002          2003
                                                  ------------   ------------  ------------  -------------  ------------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                                $39            $95          $135           $162          $185
  Depreciation                                            889            889           889            889           889
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                      (2)            (2)           (2)            (2)           (2)
  Inventory                                                (5)            (6)           (6)            (6)           (6)
  Other Current Assets                                     (6)            (6)           (6)            (6)           (7)
  A/P                                                      24             25            25             26            26
  Accrued Expense                                          12             13            13             13            14
Minority Interest                                           0              0             0              0             0
                                                  ------------   ------------  ------------  -------------  ------------
Total Adjustments                                          23             23            24             25            25
                                                  ------------   ------------  ------------  -------------  ------------
Cash from Operations                                      951          1,007         1,048          1,075         1,099

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                   (27)           (28)          (29)           (29)          (30)
Change in Deferred Rent                                   (50)           (50)          (50)           (50)          (50)
Capital Expenditures                                      (50)           (50)          (50)           (50)          (50)
                                                  ------------   ------------  ------------  -------------  ------------
Cash from Investing                                      (127)          (128)         (129)          (129)         (130)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                    0              0             0              0             0
Changes in Paid In Capital                                  0              0             0              0             0
Notes Payable                                            (523)          (441)         (123)           (48)          (52)
                                                  ------------   ------------  ------------  -------------  ------------
Cash from Financing                                      (523)          (441)         (123)           (48)          (52)

Net Increase in Cash                                      301            438           796            898           918
Cash at Beg. Period                                       105            406           844          1,640         2,538
                                                  ------------   ------------  ------------  -------------  ------------
Cash at End of Period                                     406            844         1,640          2,538         3,455


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED OPERATING RATIOS
                                  BASE CASE


($ IN 000'S)                                                        FISCAL YEAR ENDING MARCH 31,
                                                -----------------------------------------------------------
                                                                   ACTUAL                      ESTIMATED
                                                   ----------------------------------------   ------------
                                                      1994          1995          1996           1997
                                                   ------------  ------------  ------------   ------------
A/R Collection                                            2.8            1.5           1.9            2.1
Inventory Turn                                            9.2x         11.2x         13.4x          13.9x
Other Current Assets % Sales                              2.8%          3.3%          1.4%           1.7%

Depr.                                                      394           524           657            889
Cap. Expenditures                                        1,211         1,776         1,677             50
Startup Costs % Sales                                    23.7%         14.0%          9.1%           8.0%

A/P Collection                                            28.3          31.3          28.7           25.5
Accrued Exp. % Sales                                      5.3%          7.1%          5.3%           3.6%
Minority Interest % Sales                                22.8%         18.0%         11.6%           9.1%


($ IN 000'S)                                                                FISCAL YEAR ENDING MARCH 31,
                                            --------------------------------------------------------------------------------------
                                                                             PROJECTED
                                               ----------------------------------------------------------------------  ------------
                                                  1998          1999           2000          2001           2002          2003
                                               ------------  ------------   ------------  ------------  -------------  ------------
A/R Collection                                         2.1           2.1            2.1           2.1            2.1           2.1
Inventory Turn                                       13.9x         13.9x          13.9x         13.9x          13.9x         13.9x
Other Current Assets % Sales                          1.7%          1.7%           1.7%          1.7%           1.7%          1.7%

Depr.                                                  889           889            889           889            889           889
Cap. Expenditures                                       50            50             50            50             50            50
Startup Costs % Sales                                 8.0%          8.0%           8.0%          8.0%           8.0%          8.0%

A/P Collection                                        25.5          25.5           25.5          25.5           25.5          25.5
Accrued Exp. % Sales                                  3.6%          3.6%           3.6%          3.6%           3.6%          3.6%
Minority Interest % Sales                             9.1%          9.1%           9.1%          9.1%           9.1%          9.1%


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                                  BASE CASE


($ IN 000'S)                                                         FISCAL YEAR ENDING MARCH 31,
                                                -----------------------------------------------------------
                                                                   ACTUAL                      ESTIMATED
                                                   ----------------------------------------   ------------
                                                      1994          1995          1996           1997
                                                   ------------  ------------  ------------   ------------
Revenue                                                                             11,992         13,218
Operating Cash Flow                                                                    452            865
Net Income                                                                            (394)          (230)
Book Value                                                                           2,844          2,614


                 Cash                                                                                  $0
                 Debt                                                                                   0
               0=Book Value                                                                         2,614
               1=Revenue                                                                           13,218
               2=Operating Cash Flow                                                                  865
               3=Net Income                                                                          (230)


Choice:                                                                                  2

               0=            LBO
               1=         Equity

Choice:                                                                                  0


($ IN 000'S)                                                             FISCAL YEAR ENDING MARCH 31,
                                           -----------------------------------------------------------------------------------------
                                                                            PROJECTED
                                              ----------------------------------------------------------------------  ------------
                                                 1998          1999           2000          2001           2002          2003
                                              ------------  ------------   ------------  ------------  -------------  ------------
Revenue                                            13,672        14,013         14,364        14,723         15,091        15,468
Operating Cash Flow                                   951         1,011          1,030         1,049          1,069         1,089
Net Income                                            (86)           39             95           135            162           185
Book Value                                          2,528         2,566          2,661         2,796          2,958         3,143


                 Cash                                  $0            $0             $0            $0             $0            $0
                 Debt                                   0             0              0             0              0             0
               0=Book Value                         2,528         2,566          2,661         2,796          2,958         3,143
               1=Revenue                           13,672        14,013         14,364        14,723         15,091        15,468
               2=Operating Cash Flow                  951         1,011          1,030         1,049          1,069         1,089
               3=Net Income                           (86)           39             95           135            162           185


Choice:

               0=            LBO
               1=         Equity

Choice:

----------------------
(a) Unlevered Net Free Cash Flow = (Operating Income)*(1-Tax Rate)+ (Depreciation and Amortization)+(Changes in Working Capital)+(Capital Expenditures)


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                                   BASE CASE

DISCOUNTED CASH FLOW CALCULATION:

                                           ==================================
                                           Terminal Value:         Book Value
                                           Last Year:                    2003
                                           ==================================

($000'S)

-----------------------------------------------------------------------------------------------------------------------
                                                TERMINAL VALUE
-----------------------------------------------------------------------------------------------------------------------
DISCOUNT RATE                        5.0x             6.0x              7.0x

                        31.00%     $3,639           $3,854            $4,070     Total Enterprise Value
                                    1,694            1,909             2,125     Equity Enterprise Value (a)
                                    $0.19            $0.21             $0.23     Per Share Equity Enterprise Value (b)
                                    1,077            1,293             1,508     NPV of Terminal Value
                                    29.6%            33.5%             37.0%     Term. Val./ Total Enterprise Value

                        33.00%     $3,439           $3,636            $3,833     Total Enterprise Value
                                    1,494            1,691             1,888     Equity Enterprise Value (a)
                                    $0.16            $0.19             $0.21     Per Share Equity Enterprise Value (b)
                                      984            1,180             1,377     NPV of Terminal Value
                                    28.6%            32.5%             35.9%     Term. Val./ Total Enterprise Value

                        35.00%     $3,256           $3,436            $3,616     Total Enterprise Value
                                    1,311            1,491             1,671     Equity Enterprise Value (a)
                                    $0.14            $0.16             $0.18     Per Share Equity Enterprise Value (b)
                                      899            1,079             1,259     NPV of Terminal Value
                                    27.6%            31.4%             34.8%     Term. Val./ Total Enterprise Value
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
FOOTNOTES:
-------------------------------------------------------------------------------
(a) Calculated as Total Net Present Value minus Debt Outstanding plus Cash
    Balances:
    Debt Outstanding as of March 31, 1997=               2,507
    Cash Balances as of March 31, 1997=                    562

(b) Number of shares outstanding as of March 31, 1997 was:           9,137,798



                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                          BASE CASE (LONG BEACH SOLD)

($ IN 000'S)                                                          FISCAL YEAR ENDING MARCH 31,
                          ----------------------------------------------------------------------------------------------
                                              ACTUAL                      ESTIMATED              PROJECTED
                             ----------------------------------------   ------------  ----------------------------------
                                 1994          1995         1996          1997         1998         1999          2000
                             ------------  ------------  -----------   -----------  ----------  -----------   ----------
Sales:
     Table Time                                            $  2,494     $  2,534     $  2,618     $  2,634     $  2,700
     Cafe                                                     2,154        2,310        2,431        2,330        2,389
     Beer, Wine and Liquor                                    6,285        7,053        7,286        6,557        6,721
     Pro Shop                                                   121          152          174          176          180
     Games                                                      722          947          976        1,001        1,026
     Other Income(a)                                            215          223          186          108          111
                                 --------     --------     --------     --------     --------     --------     --------
Total Sales                         5,148        7,969       11,992       13,218       13,672       12,806       13,126

Cost of Goods Sold                  1,079        1,749        2,737        2,994        3,040        2,781        2,851
                                 --------     --------     --------     --------     --------     --------     --------
Gross Profit                        4,069        6,220        9,255       10,224       10,632       10,025       10,275
Gross Margin                         79.0%        78.0%        77.2%        77.3%        77.8%        78.3%       78.3%

OPERATING EXPENSES
Wages                                                         2,763        3,030        2,989        2,682        2,749
Repairs                                                          36           68          104          104          107
Rent                                                          1,713        1,818        1,986        1,774        1,813
Taxes                                                           474          551          574          536          550
Advertising                                                     314          352          394          359          368
Travel/ Entertainment                                            41           19           24           21           22
Professional Fees                                                32           34           28           10           11
Insurance                                                       268          284          329          304          311
Utilities                                                       435          472          476          435          445
Depreciation & Amortization           394          524          657          889          889          784         784
Other Expenses (b)                                            2,539        2,527        2,554        2,458        2,528
                                 --------     --------     --------     --------     --------     --------    --------
  Total Expenses                    5,001        7,040        9,271       10,044       10,347        9,467       9,687

Minority Interest                                               190          203          223          235          245

Operating Income                     (932)        (820)        (205)         (24)          61          322         344
                                 --------     --------     --------     --------     --------     --------    --------
Operating Margin                   (18.1%)      (10.3%)       (1.7%)       (0.2%)        0.4%         2.5%        2.6%

EBITDA                               (538)        (296)         452          865          951        1,106       1,128
EBITDA Margin                      (10.4%)       (3.7%)        3.8%         6.5%         7.0%         8.6%        8.6%

Net Interest Expense (Income)           1           43          189          206          147           68          20
Other Expense (Income)                (28)           0            0            0            0            0           0
                                 --------     --------     --------     --------     --------     --------    --------
  Total Other Expense (Income)        (27)          43          189          206          147           69          20

Pretax Income                        (904)        (863)        (394)        (230)         (86)         254         324
Taxes
                                 --------     --------     --------     --------     --------     --------    --------
NET INCOME                       ($   904)    ($   863)    ($   394)    ($   230)    ($    86)    $    254    $    324
                                 ========     ========     ========     ========     ========     ========    ========


($ IN 000'S)                      FISCAL YEAR ENDING MARCH 31,
                              -----------------------------------
                                        PROJECTED
                                ----------------------  ---------
                                    2001        2002       2003
                                -----------  ---------  ---------
Sales:
     Table Time                   $  2,767    $  2,836    $  2,907
     Cafe                            2,448       2,509       2,572
     Beer, Wine and Liquor           6,889       7,062       7,238
     Pro Shop                          185         189         194
     Games                           1,051       1,078       1,105
     Other Income(a)                   114         117         120
                                  --------    --------    --------
Total Sales                         13,454      13,791      14,136

Cost of Goods Sold                   2,922       2,995       3,070
                                  --------    --------    --------
Gross Profit                        10,532      10,796      11,065
Gross Margin                         78.3%       78.3%       78.3%

OPERATING EXPENSES
Wages                                2,818       2,889       2,961
Repairs                                110         112         115
Rent                                 1,852       1,893       1,935
Taxes                                  563         577         592
Advertising                            377         386         396
Travel/ Entertainment                   22          23          23
Professional Fees                       11          11          11
Insurance                              319         327         335
Utilities                              457         468         480
Depreciation & Amortization            784         784         783
Other Expenses (b)                   2,600       2,674       2,751
                                  --------    --------    --------
  Total Expenses                     9,913      10,145      10,382

Minority Interest                      255         264         273

Operating Income                       365         387         410
                                  --------    --------    --------
Operating Margin                      2.7%        2.8%        2.9%

EBITDA                               1,149       1,171       1,193
EBITDA Margin                         8.5%        8.5%        8.4%

Net Interest Expense (Income)            3           0           0
Other Expense (Income)                   0           0           0
                                  --------    --------    --------
  Total Other Expense (Income)           3           0           0

Pretax Income                          362         387         410
Taxes
                                  --------    --------    --------
NET INCOME                        $    362    $    387    $    410
                                  ========    ========    ========

----------------------
 * Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.
(a) Includes miscellaneous income related to club operations.
(b) 1997 excludes approximately $200,000 in legal fees related to the transaction contemplated herein. Includes $30,000 for a sales tax audit, $42,500 for the settlement of a lawsuit related to the Long Beach club, $10,000 for cash deposits on potential new sites, and $25,000 in architectural fees.

                         JILLIAN'S ENTERTAINMENT CORP.
                     HISTORICAL AND PROJECTED BALANCE SHEET
                          BASE CASE (LONG BEACH SOLD)


($ IN 000'S)                                       FISCAL YEAR ENDING MARCH 31,
                           -----------------------------------------------------------------------------
                                           ACTUAL               ESTIMATED            PROJECTED
                            ----------------------------------  ---------  -----------------------------
                                1994        1995         1996     1997       1998      1999       2000
                            ------------ -----------  --------  ---------  --------  --------   --------

Cash                            1,130      1,254        646        562        105        155        791
Accounts Receivable                39         34         63         75         78         73         74
Inventory                         117        156        205        215        218        200        205
Other Current Assets              143        264        166        230        238        223        228

Investments                        44         40         40         40         40         40         40
Net Fixed Assets                3,646      4,989      7,688      6,849      6,010      5,276      4,543
Startup Cost & Other            1,220      1,112      1,097      1,052      1,088      1,019      1,045

TOTAL ASSETS                  $ 6,339    $ 7,847    $ 9,904    $ 9,022    $ 7,776    $ 6,985    $ 6,925
                              =======    =======    =======    =======    =======    =======    =======

LIAB. & S.E
Accounts Payable                  398        683        942        925        957        896        919
Accrued Expenses                  270        565        635        475        491        460        472
Intercompany Balances               0          0          0          0          0          0          0
Minority Interest               1,176      1,436      1,396      1,201      1,201      1,201      1,201
                              -------    -------    -------    -------    -------    -------    -------
  Total Current Liabilities     1,845      2,683      2,973      2,601      2,648      2,557      2,592

Deferred Rent                       0          0      1,188      1,301      1,251      1,201      1,151
Long-Term Debt                    895      2,052      2,899      2,507      1,349        445         78

Equity:
Common Stock                        8          9          9          9          9          9          9
Paid-In Capital                 9,036      9,410      9,536      9,536      9,536      9,536      9,536
Retained Earnings              (5,444)    (6,307)    (6,701)    (6,932)    (7,018)    (6,764)    (6,440)
                              -------    -------    -------    -------    -------    -------    -------
  Shareholders' Equity          3,600      3,112      2,844      2,614      2,528      2,781      3,105

TOTAL LIAB. & EQUITY          $ 6,339    $ 7,847    $ 9,904    $ 9,022    $ 7,776    $ 6,985    $ 6,925
                              =======    =======    =======    =======    =======    =======    =======
                                    0         (0)         0         (0)         0          0          0


($ IN 000'S)                  FISCAL YEAR ENDING MARCH 31,
                           ----------------------------------
                                 PROJECTED
                           --------------------  ----------
                              2001       2002      2003
                            --------  ---------  ----------

Cash                           1,754      2,821      3,910
Accounts Receivable               76         78         80
Inventory                        210        215        220
Other Current Assets             234        240        246

Investments                       40         40         40
Net Fixed Assets               3,809      3,075      2,342
Startup Cost & Other           1,071      1,098      1,125

TOTAL ASSETS                 $ 7,193    $ 7,566    $ 7,963
                             =======    =======    =======

LIAB. & S.E
Accounts Payable                 942        965        989
Accrued Expenses                 484        496        508
Intercompany Balances              0          0          0
Minority Interest              1,201      1,201      1,201
                             -------    -------    -------
  Total Current Liabilities    2,627      2,662      2,698

Deferred Rent                  1,101      1,051      1,001
Long-Term Debt                     0          0          0

Equity:
Common Stock                       9          9          9
Paid-In Capital                9,536      9,536      9,536
Retained Earnings             (6,079)    (5,691)    (5,282)
                             -------    -------    -------
  Shareholders' Equity         3,467      3,855      4,264

TOTAL LIAB. & EQUITY         $ 7,193    $ 7,566    $ 7,963
                             =======    =======    =======
                                   0          0          0

-----------------------
 * Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC
                                       2

                         JILLIAN'S ENTERTAINMENT CORP.
                  HISTORICAL AND PROJECTED CASH FLOW STATEMENT
                          BASE CASE (LONG BEACH SOLD)


($ IN 000'S)
                                                                                      -------------------------------------------
                                                                                          ESTIMATED            PROJECTED
                                                                                         ------------  --------------------------
                                                                                            1997          1998          1999
                                                                                         ------------  ------------  ------------

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                                                                     ($230)         ($86)         $254
  Depreciation                                                                                   889           889           784
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                                                            (11)           (4)            5
  Inventory                                                                                      (11)           (3)           19
  Other Current Assets                                                                           (64)           (8)           15
  A/P                                                                                            (17)           32           (61)
  Accrued Expense                                                                               (160)           16           (31)
Minority Interest                                                                               (195)            0             0
                                                            ------------  ------------   ------------  ------------  ------------
Total Adjustments                                                                               (458)           33           (53)
                                              ------------  ------------  ------------   ------------  ------------  ------------
Cash from Operations                                                                             201           837           985

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                                                           44           (36)           69
Change in Deferred Rent                                                                          113           (50)          (50)
Capital Expenditures                                                                             (50)          (50)          (50)
                                              ------------  ------------  ------------   ------------  ------------  ------------
Cash from Investing                                                                              107          (136)          (31)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                                                           0             0             0
Changes in Paid In Capital                                                                         0             0             0
Notes Payable                                                                                   (392)       (1,158)         (904)
                                              ------------  ------------  ------------   ------------  ------------  ------------
Cash from Financing                                                                             (392)       (1,158)         (904)

Net Increase in Cash                                                                             (84)         (457)           49
Cash at Beg. Period                                                                              646           562           105
                                              ------------  ------------  ------------   ------------  ------------  ------------
Cash at End of Period                                                                            562           105           155



($ IN 000'S)
                                                 ----------------------------------------------------------
                                                                  PROJECTED
                                                 ------------------------------------------  ------------
                                                     2000          2001           2002          2003
                                                ------------   ------------   -------------  ------------

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                               $324          $362           $387          $410
  Depreciation                                            784           784            784           783
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                      (2)           (2)            (2)           (2)
  Inventory                                                (5)           (5)            (5)           (5)
  Other Current Assets                                     (6)           (6)            (6)           (6)
  A/P                                                      22            23             24            24
  Accrued Expense                                          12            12             12            12
Minority Interest                                           0             0              0             0
                                                  ------------  ------------  -------------  ------------
Total Adjustments                                          21            22             23            23
                                                  ------------  ------------  -------------  ------------
Cash from Operations                                    1,129         1,167          1,194         1,216

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                   (25)          (26)           (27)          (27)
Change in Deferred Rent                                   (50)          (50)           (50)          (50)
Capital Expenditures                                      (50)          (50)           (50)          (50)
                                                  ------------  ------------  -------------  ------------
Cash from Investing                                      (125)         (126)          (127)         (127)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                    0             0              0             0
Changes in Paid In Capital                                  0             0              0             0
Notes Payable                                            (367)          (78)             0             0
                                                  ------------  ------------  -------------  ------------
Cash from Financing                                      (367)          (78)             0             0

Net Increase in Cash                                      636           963          1,067         1,089
Cash at Beg. Period                                       155           791          1,754         2,821
                                                  ------------  ------------  -------------  ------------
Cash at End of Period                                     791         1,754          2,821         3,910

----------------------------
 * Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.

                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED OPERATING RATIOS
                          BASE CASE (LONG BEACH SOLD)


($ IN 000'S)                                                      FISCAL YEAR ENDING MARCH 31,
                                                -------------------------------------------------------------------------
                                                                   ACTUAL                      ESTIMATED      PROJECTED
                                                   ----------------------------------------   ------------  ------------
                                                      1994          1995          1996           1997          1998
                                                   ------------  ------------  ------------   ------------  ------------
A/R Collection                                             2.8           1.5           1.9            2.1           2.1
Inventory Turn                                            9.2x         11.2x         13.4x          13.9x         13.9x
Other Current Assets % Sales                              2.8%          3.3%          1.4%           1.7%          1.7%

Depr.                                                      394           524           657            889           889
Cap. Expenditures                                        1,211         1,776         1,677             50            50
Startup Costs % Sales                                    23.7%         14.0%          9.1%           8.0%          8.0%

A/P Collection                                            28.3          31.3          28.7           25.5          25.5
Accrued Exp. % Sales                                      5.3%          7.1%          5.3%           3.6%          3.6%
Minority Interest % Sales                                22.8%         18.0%         11.6%           9.1%          9.1%


($ IN 000'S)                                                         FISCAL YEAR ENDING MARCH 31,
                                               -------------------------------------------------------------------------
                                                                        PROJECTED
                                               ---------------------------------------------------------  ------------
                                                   1999           2000          2001           2002          2003
                                                ------------   ------------  ------------  -------------  ------------
A/R Collection                                          2.1            2.1           2.1            2.1           2.1
Inventory Turn                                        13.9x          13.9x         13.9x          13.9x         13.9x
Other Current Assets % Sales                           1.7%           1.7%          1.7%           1.7%          1.7%

Depr.                                                   784            784           784            784           783
Cap. Expenditures                                        50             50            50             50            50
Startup Costs % Sales                                  8.0%           8.0%          8.0%           8.0%          8.0%

A/P Collection                                         25.5           25.5          25.5           25.5          25.5
Accrued Exp. % Sales                                   3.6%           3.6%          3.6%           3.6%          3.6%
Minority Interest % Sales                              9.1%           9.1%          9.1%           9.1%          9.1%


--------------------
* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.

                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC
                                       4

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                          BASE CASE (LONG BEACH SOLD)


($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                                                -----------------------------------------------------------
                                                                   ACTUAL                      ESTIMATED
                                                   ----------------------------------------   ------------
                                                      1994          1995          1996           1997
                                                   ------------  ------------  ------------   ------------

Revenue                                                                             11,992         13,218
Operating Cash Flow                                                                    452            865
Net Income                                                                            (394)          (230)
Book Value                                                                           2,844          2,614


                 Cash                                                                                  $0
                 Debt                                                                                   0
               0=Book Value                                                                         2,614
               1=Revenue                                                                           13,218
               2=Operating Cash Flow                                                                  865
               3=Net Income                                                                          (230)


Choice:                                                                                  2

               0=            LBO
               1=         Equity

Choice:                                                                                  0



($ IN 000'S)                                                             FISCAL YEAR ENDING MARCH 31,
                                            -------------------------------------------------------------------------------------
                                                                           PROJECTED
                                             ----------------------------------------------------------------------  ------------
                                                1998          1999           2000          2001           2002          2003
                                             ------------  ------------   ------------  ------------  -------------  ------------

Revenue                                           13,672        12,806         13,126        13,454         13,791        14,136
Operating Cash Flow                                  951         1,106          1,128         1,149          1,171         1,193
Net Income                                           (86)          254            324           362            387           410
Book Value                                         2,528         2,781          3,105         3,467          3,855         4,264


                 Cash                                 $0            $0             $0            $0             $0            $0
                 Debt                                  0             0              0             0              0             0
               0=Book Value                        2,528         2,781          3,105         3,467          3,855         4,264
               1=Revenue                          13,672        12,806         13,126        13,454         13,791        14,136
               2=Operating Cash Flow                 951         1,106          1,128         1,149          1,171         1,193
               3=Net Income                          (86)          254            324           362            387           410


Choice:

               0=            LBO
               1=         Equity

Choice:



----------------------------
(a) Unlevered Net Free Cash Flow = (Operating Income)*(1-Tax Rate)+ (Depreciation and Amortization)+(Changes in Working Capital)+(Capital Expenditures)


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        DISCOUNTED CASH FLOW ANALYSIS*
                          BASE CASE (LONG BEACH SOLD)

DISCOUNTED CASH FLOW CALCULATION:

                            =============================================
                            Terminal Value:                   Book Value
                            Last Year:                            2003
                            =============================================

($000'S)

---------------------------------------------------------------------------------------------------------------------
                                            TERMINAL VALUE
---------------------------------------------------------------------------------------------------------------------
DISCOUNT RATE                    5.0x             6.0x             7.0x

                    31.00%     $3,876           $4,112           $4,348       Total Enterprise Value
                                1,931            2,167            2,403       Equity Enterprise Value (a)
                                $0.21            $0.24            $0.26       Per Share Equity Enterprise Value (b)
                                1,181            1,417            1,654       NPV of Terminal Value
                                30.5%            34.5%            38.0%       Term. Val./ Total Enterprise Value

                    33.00%     $3,659           $3,875           $4,090       Total Enterprise Value
                                1,714            1,930            2,146       Equity Enterprise Value (a)
                                $0.19            $0.21            $0.23       Per Share Equity Enterprise Value (b)
                                1,078            1,294            1,510       NPV of Terminal Value
                                29.5%            33.4%            36.9%       Term. Val./ Total Enterprise Value

                    35.00%     $3,461           $3,658           $3,855       Total Enterprise Value
                                1,516            1,713            1,910       Equity Enterprise Value (a)
                                $0.17            $0.19            $0.21       Per Share Equity Enterprise Value (b)
                                  986            1,183            1,380       NPV of Terminal Value
                                28.5%            32.3%            35.8%       Term. Val./ Total Enterprise Value
---------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
FOOTNOTES:
---------------------------------------------------------------------------
* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.

(a) Calculated as Total Net Present Value minus Debt Outstanding plus Cash
    Balances:
    Debt Outstanding as of March 31, 1997=               2,507
    Cash Balances as of March 31, 1997=                    562

(b) Number of shares outstanding as of March 31, 1997 was:         9,137,798

                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                              JILLIAN'S OF KENDALL
                   HISTORICAL AND PROJECTED INCOME STATEMENT

($ IN 000'S)                                                               FISCAL YEAR ENDING MARCH 31,
                                             ---------------------------------------------------------------------------------------
                                                 ACTUAL        ESTIMATED                           PROJECTED
                                               ------------   ------------  --------------------------------------------------------
                                                  1996           1997          1998          1999           2000          2001
                                             --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                                          $384           $326          $343          $352           $360          $369
  Cafe                                                 148            108           111           113            116           119
  Beer, Wine and Liquor                                454            464           473           485            497           510
  Pro Shop                                              41             39            38            39             40            41
  Games                                                 34             28            28            29             29            30
  Other Income                                           3              5             2             2              2             2
                                               ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                                          1,063            968           994         1,019          1,044         1,070

Cost of Goods Sold                                     225            223           218           223            229           235
                                               ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                                           838            746           776           796            816           836
Gross Margin                                         78.8%          77.0%         78.1%         78.1%          78.1%         78.1%

OPERATING EXPENSES
Wages                                                  209            220           217           222            228           233
Repairs                                                  7              7             9             9              9            10
Rent                                                   263            276           285           292            299           307
Taxes                                                   44             46            45            46             47            49
Advertising                                             31             33            19            19             19            20
Travel/ Entertainment                                    1              1             1             1              1             1
Professional Fees                                        0              0             0             0              0             0
Insurance                                               24             26            29            30             31            31
Utilities                                               36             37            42            43             44            45
Depreciation & Amortization                             53             53            53            53             53            53
Other Expenses                                          64             68            71            73             74            76
                                               ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                                       732            768           771           789            807           826

Minority Interest                                        0              0             0             0              0             0

Operating Income                                       106            (22)            6             7              9            10
                                               ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                                      9.9%          (2.3%)         0.6%          0.7%           0.8%          0.9%


($ IN 000'S)                                        FISCAL YEAR ENDING MARCH 31,
                                                    ----------------------------
                                                      PROJECTED
                                                    --------------  ------------
                                                          2002          2003
                                                    --------------  ------------
Sales:
  Table Time                                                $379          $388
  Cafe                                                       122           125
  Beer, Wine and Liquor                                      522           535
  Pro Shop                                                    42            43
  Games                                                       31            32
  Other Income                                                 2             2
                                                    -------------  ------------
Total Sales                                                1,097         1,125

Cost of Goods Sold                                           240           246
                                                    -------------  ------------
Gross Profit                                                 857           878
Gross Margin                                               78.1%         78.1%

OPERATING EXPENSES
Wages                                                        239           245
Repairs                                                       10            10
Rent                                                         314           322
Taxes                                                         50            51
Advertising                                                   20            21
Travel/ Entertainment                                          1             1
Professional Fees                                              0             0
Insurance                                                     32            33
Utilities                                                     46            47
Depreciation & Amortization                                   53            53
Other Expenses                                                78            80
                                                    -------------  ------------
  Total Expenses                                             845           865

Minority Interest                                              0             0

Operating Income                                              12            13
                                                    -------------  ------------
Operating Margin                                            1.1%          1.2%


                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                              JILLIAN'S OF SEATTLE
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                 FISCAL YEAR ENDING MARCH 31,
                                --------------------------------------------------------------------------------------
                                    ACTUAL        ESTIMATED                           PROJECTED
                                  ------------   ------------  -------------------------------------------------------
                                     1996           1997          1998          1999           2000          2001
                                --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                             $670           $709          $751          $770           $789          $809
  Cafe                                    549            642           696           713            731           750
  Beer, Wine and Liquor                   770            945           996         1,020          1,046         1,072
  Pro Shop                                 30             24            25            26             26            27
  Games                                   135            150           166           170            175           179
  Other Income                              1             10             2             2              2             3
                                  ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                             2,155          2,480         2,637         2,702          2,770         2,839

Cost of Goods Sold                        353            429           462           474            486           498
                                  ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                            1,801          2,051         2,174         2,228          2,284         2,341
Gross Margin                            83.6%          82.7%         82.5%         82.5%          82.5%         82.5%

OPERATING EXPENSES
Wages                                     530            575           533           546            560           574
Repairs                                    13             14            22            22             23            23
Rent                                      305            330           374           384            393           403
Taxes                                      91             99           108           111            114           117
Advertising                                37             40            44            46             47            48
Travel/ Entertainment                       1              2             3             3              3             3
Professional Fees                           0              0             1             1              1             1
Insurance                                  43             47            49            50             52            53
Utilities                                  39             42            43            44             45            46
Depreciation & Amortization                86             90            90            90             90            90
Other Expenses                             95            103           172           176            180           185
                                  ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                        1,239          1,341         1,439         1,473          1,507         1,543

Minority Interest                           0              0             0             0              0             0

Operating Income                          562            709           735           756            777           799
                                  ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                        26.1%          28.6%         27.9%         28.0%          28.0%         28.1%

($ IN 000'S)                    FISCAL YEAR ENDING MARCH 31,
                                ----------------------------
                                  PROJECTED
                                 ------------  ------------
                                    2002          2003
                                -------------  ------------
Sales:
  Table Time                            $829          $850
  Cafe                                   768           787
  Beer, Wine and Liquor                1,099         1,126
  Pro Shop                                28            28
  Games                                  184           188
  Other Income                             3             3
                                -------------  ------------
Total Sales                            2,910         2,983

Cost of Goods Sold                       510           523
                                -------------  ------------
Gross Profit                           2,400         2,460
Gross Margin                           82.5%         82.5%

OPERATING EXPENSES
Wages                                    588           603
Repairs                                   24            24
Rent                                     413           423
Taxes                                    120           123
Advertising                               49            50
Travel/ Entertainment                      3             3
Professional Fees                          1             1
Insurance                                 54            56
Utilities                                 47            48
Depreciation & Amortization               90            90
Other Expenses                           190           194
                                -------------  ------------
  Total Expenses                       1,579         1,616

Minority Interest                          0             0

Operating Income                         821           844
                                -------------  ------------
Operating Margin                       28.2%         28.3%

                                       1


                                                                 STONEBRIDGE
                                                               ASSOCIATES, LLC

                             JILLIAN'S OF CLEVELAND
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                  FISCAL YEAR ENDING MARCH 31,
                                ---------------------------------------------------------------------------------------
                                    ACTUAL        ESTIMATED                           PROJECTED
                                  ------------   ------------  --------------------------------------------------------
                                     1996           1997          1998          1999           2000          2001
                                --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                             $210           $220          $225          $230           $236          $242
  Cafe                                    132            141           147           151            155           159
  Beer, Wine and Liquor                   549            582           604           619            635           651
  Pro Shop                                 13             33            41            42             43            44
  Games                                    18             20            21            21             22            22
  Other Income                             13             16             3             3              3             3
                                  ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                               934          1,010         1,041         1,067          1,094         1,121

Cost of Goods Sold                        227            261           255           261            267           274
                                  ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                              707            749           786           806            826           847
Gross Margin                            75.7%          74.1%         75.5%         75.5%          75.5%         75.5%

OPERATING EXPENSES
Wages                                     202            202           206           212            217           222
Repairs                                     1              1             7             7              8             8
Rent                                      118            119           113           116            119           122
Taxes                                      35             35            35            36             37            38
Advertising                                35             35            38            39             40            41
Travel/Entertainment                        1              1             1             1              1             1
Professional Fees                           0              0             0             0              0             0
Insurance                                  25             25            26            26             27            28
Utilities                                  39             39            49            50             51            53
Depreciation & Amortization                58             57            57            57             57            57
Other Expenses                             64             64            77            78             80            82
                                  ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                          578            577           609           622            637           651

Minority Interest                           0              0             0             0              0             0

Operating Income                          129            172           178           184            190           196
                                  ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                        13.8%          17.0%         17.1%         17.2%          17.3%         17.5%


($ IN 000'S)                    FISCAL YEAR ENDING MARCH 31,
                                ----------------------------
                                   PROJECTED
                                -------------  ------------
                                    2002          2003
                                -------------  ------------
Sales:
  Table Time                            $248          $254
  Cafe                                   163           167
  Beer, Wine and Liquor                  667           684
  Pro Shop                                45            46
  Games                                   23            23
  Other Income                             3             3
                                -------------  ------------
Total Sales                            1,149         1,178

Cost of Goods Sold                       281           288
                                -------------  ------------
Gross Profit                             868           890
Gross Margin                           75.5%         75.5%

OPERATING EXPENSES
Wages                                    228           233
Repairs                                    8             8
Rent                                     125           128
Taxes                                     39            39
Advertising                               42            43
Travel/Entertainment                       1             1
Professional Fees                          0             0
Insurance                                 28            29
Utilities                                 54            55
Depreciation & Amortization               57            57
Other Expenses                            84            87
                                -------------  ------------
  Total Expenses                         666           681

Minority Interest                          0             0

Operating Income                         202           209
                                -------------  ------------
Operating Margin                       17.6%         17.7%

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S OF CLEVELAND HEIGHTS
                   HISTORICAL AND PROJECTED INCOME STATEMENT

($ IN 000'S)                                                FISCAL YEAR ENDING MARCH 31,
                               --------------------------------------------------------------------------------------
                                   ACTUAL        ESTIMATED                           PROJECTED
                                 ------------   ------------  -------------------------------------------------------
                                    1996           1997          1998          1999           2000          2001
                               --------------   ------------  ------------  ------------   ------------  ------------
Sales:
   Table Time                           $232           $236          $240          $246           $252          $258
   Cafe                                  133            132           142           145            149           153
   Beer, Wine and Liquor                 525            566           583           598            613           628
   Pro Shop                                7             13            21            21             22            22
   Games                                  32             32            31            32             33            34
   Other Income                            5             11             4             4              4             4
                                 ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                              934            989         1,021         1,046          1,072         1,099

Cost of Goods Sold                       210            228           234           240            246           252
                                 ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                             724            761           787           807            827           848
Gross Margin                           77.5%          77.0%         77.1%         77.1%          77.1%         77.1%

OPERATING EXPENSES
Wages                                    214            200           207           212            218           223
Repairs                                    1              7             7             7              7             7
Rent                                     111            109           112           114            117           120
Taxes                                     45             41            41            42             44            45
Advertising                               29             39            39            40             41            42
Travel/ Entertainment                      0              0             1             1              1             1
Professional Fees                          0              0             0             0              0             0
Insurance                                 25             25            28            29             29            30
Utilities                                 54             51            51            53             54            55
Depreciation & Amortization               47             47            47            47             47            47
Other Expenses                            72             71            76            78             81            83
                                 ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                         598            591           609           624            638           653

Minority Interest                          9             15            16            19             20            21

Operating Income                         117            155           162           164            169           173
                                 ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                       12.5%          15.7%         15.9%         15.7%          15.7%         15.7%

($ IN 000'S)                   FISCAL YEAR ENDING MARCH 31,
                               ----------------------------
                                 PROJECTED
                               -------------  ------------
                                   2002          2003
                               -------------  ------------
Sales:
   Table Time                          $265          $271
   Cafe                                 157           160
   Beer, Wine and Liquor                644           660
   Pro Shop                              23            24
   Games                                 34            35
   Other Income                           4             4
                               -------------  ------------
Total Sales                           1,127         1,155

Cost of Goods Sold                      258           264
                               -------------  ------------
Gross Profit                            869           890
Gross Margin                          77.1%         77.1%

OPERATING EXPENSES
Wages                                   229           234
Repairs                                   7             7
Rent                                    123           126
Taxes                                    46            47
Advertising                              43            44
Travel/ Entertainment                     1             1
Professional Fees                         0             0
Insurance                                31            31
Utilities                                57            58
Depreciation & Amortization              47            47
Other Expenses                           85            88
                               -------------  ------------
  Total Expenses                        669           685

Minority Interest                        21            22

Operating Income                        179           184
                               -------------  ------------
Operating Margin                      15.9%         15.9%



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                             JILLIAN'S OF PASADENA
                   HISTORICAL AND PROJECTED INCOME STATEMENT

($ IN 000'S)                                                   FISCAL YEAR ENDING MARCH 31,
                                  --------------------------------------------------------------------------------------
                                       ACTUAL       ESTIMATED                           PROJECTED
                                    -------------  ------------  -------------------------------------------------------
                                        1996          1997          1998           1999          2000          2001
                                  ---------------  ------------  ------------   ------------  ------------  ------------
Sales:
  Table Time                                $188          $152          $155           $159          $163          $167
  Cafe                                       286           247           259            265           272           279
  Beer, Wine and Liquor                      401           473           490            502           515           528
  Pro Shop                                     1             4             5              5             5             5
  Games                                        4             8             6              6             6             7
  Other Income                                10             7             1              1             1             1
                                    -------------  ------------  ------------   ------------  ------------  ------------
Total Sales                                  889           891           915            938           962           986

Cost of Goods Sold                           232           244           241            247           254           260
                                    -------------  ------------  ------------   ------------  ------------  ------------
Gross Profit                                 657           648           674            691           708           726
Gross Margin                               73.9%         72.6%         73.6%          73.6%         73.6%         73.6%

OPERATING EXPENSES
Wages                                        221           242           227            233           239           245
Repairs                                        0             0             7              7             8             8
Rent                                         148           162           186            191           195           200
Taxes                                         28            31            39             40            41            42
Advertising                                    4             5            11             11            11            12
Travel/ Entertainment                          3             3             3              3             3             3
Professional Fees                              0             0             0              0             1             1
Insurance                                     26            28            26             27            28            28
Utilities                                     31            34            34             35            36            37
Depreciation & Amortization                   25            26            26             26            26            26
Other Expenses                                65            71            62             63            65            66
                                    -------------  ------------  ------------   ------------  ------------  ------------
  Total Expenses                             551           602           622            637           652           668

Minority Interest                              0             0             0              0             0             0

Operating Income                             105            45            52             54            56            58
                                    -------------  ------------  ------------   ------------  ------------  ------------
Operating Margin                           11.9%          5.1%          5.7%           5.7%          5.8%          5.9%

($ IN 000'S)                      FISCAL YEAR ENDING MARCH 31,
                                  -----------------------------
                                     PROJECTED
                                    -------------  ------------
                                      2002          2003
                                   ------------  ------------
Sales:
  Table Time                              $171          $175
  Cafe                                     286           293
  Beer, Wine and Liquor                    541           555
  Pro Shop                                   5             5
  Games                                      7             7
  Other Income                               1             1
                                   ------------  ------------
Total Sales                              1,010         1,035

Cost of Goods Sold                         266           273
                                   ------------  ------------
Gross Profit                               744           762
Gross Margin                             73.6%         73.6%

OPERATING EXPENSES
Wages                                      251           257
Repairs                                      8             8
Rent                                       205           210
Taxes                                       43            44
Advertising                                 12            12
Travel/ Entertainment                        3             3
Professional Fees                            1             1
Insurance                                   29            30
Utilities                                   38            39
Depreciation & Amortization                 26            26
Other Expenses                              68            70
                                   ------------  ------------
  Total Expenses                           684           700

Minority Interest                            0             0

Operating Income                            60            62
                                   ------------  ------------
Operating Margin                          5.9%          6.0%

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                             JILLIAN'S OF WORCESTER
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                 FISCAL YEAR ENDING MARCH 31,
                               --------------------------------------------------------------------------------------
                                   ACTUAL        ESTIMATED                            PROJECTED
                                 ------------   ------------  -------------------------------------------------------
                                    1996           1997          1998          1999           2000          2001
                               --------------   ------------  ------------  ------------   ------------  ------------
Sales:
   Table Time                           $231           $233          $240          $246           $252          $258
   Cafe                                   73             90            98           100            103           105
   Beer, Wine and Liquor                 628            626           638           654            670           687
   Pro Shop                                4              3             3             3              4             4
   Games                                 108             89           105           108            110           113
   Other Income                           37             44            34            35             36            37
                                 ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                            1,080          1,085         1,118         1,146          1,175         1,204

Cost of Goods Sold                       255            233           239           245            251           257
                                 ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                             825            851           879           901            923           947
Gross Margin                           76.3%          78.5%         78.6%         78.6%          78.6%         78.6%

OPERATING EXPENSES
Wages                                    225            225           218           224            229           235
Repairs                                    6             10             6             6              6             6
Rent                                     183            164           188           193            198           203
Taxes                                     44             54            46            47             48            49
Advertising                               23             36            30            31             31            32
Travel/ Entertainment                      7              1             2             2              2             2
Professional Fees                          6              6             1             1              1             1
Insurance                                 30             24            36            37             38            39
Utilities                                 54             51            49            50             52            53
Depreciation & Amortization               60             87            87            87             87            87
Other Expenses                            80             57            74            76             78            79
                                 ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                         719            716           737           753            769           787

Minority Interest                         39             61            65            68             71            75

Operating Income                          67             75            78            80             83            85
                                 ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                        6.2%           6.9%          6.9%          7.0%           7.0%          7.1%


($ IN 000'S)                   FISCAL YEAR ENDING MARCH 31,
                               ----------------------------
                                 PROJECTED
                                -------------  ------------
                                    2002          2003
                                -------------  ------------
Sales:
   Table Time                           $265          $271
   Cafe                                  108           111
   Beer, Wine and Liquor                 704           722
   Pro Shop                                4             4
   Games                                 116           119
   Other Income                           38            39
                                -------------  ------------
Total Sales                            1,234         1,265

Cost of Goods Sold                       264           270
                                -------------  ------------
Gross Profit                             970           994
Gross Margin                           78.6%         78.6%

OPERATING EXPENSES
Wages                                    241           247
Repairs                                    7             7
Rent                                     208           213
Taxes                                     50            52
Advertising                               33            34
Travel/ Entertainment                      2             2
Professional Fees                          1             1
Insurance                                 40            41
Utilities                                 54            56
Depreciation & Amortization               87            87
Other Expenses                            81            84
                                -------------  ------------
  Total Expenses                         804           822

Minority Interest                         78            82

Operating Income                          88            91
                                -------------  ------------
Operating Margin                        7.1%          7.2%


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                             JILLIAN'S OF CHAMPAIGN
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                   FISCAL YEAR ENDING MARCH 31,
                                 ---------------------------------------------------------------------------------------
                                     ACTUAL        ESTIMATED                           PROJECTED
                                   ------------   ------------  --------------------------------------------------------
                                      1996           1997          1998          1999           2000          2001
                                 --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                              $167           $156          $157          $161           $165          $170
  Cafe                                     301            316           336           344            353           361
  Beer, Wine and Liquor                    604            604           620           635            651           667
  Pro Shop                                  10              7             8             8              8             9
  Games                                     79             79            81            83             85            87
  Other Income                              23             26            20            20             21            21
                                   ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                              1,184          1,189         1,221         1,252          1,283         1,315

Cost of Goods Sold                         310            303           298           305            313           321
                                   ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                               874            886           923           946            970           994
Gross Margin                             73.8%          74.5%         75.6%         75.6%          75.6%         75.6%

OPERATING EXPENSES
Wages                                      251            242           253           259            266           272
Repairs                                      1              8             9            10             10            10
Rent                                        90             98            99           101            104           107
Taxes                                       37             33            37            38             39            40
Advertising                                 40             45            45            46             47            48
Travel/ Entertainment                        1              0             1             1              1             1
Professional Fees                            0              1             0             0              0             0
Insurance                                   21             23            23            23             24            25
Utilities                                   40             43            41            42             43            45
Depreciation & Amortization                 82             84            84            84             84            84
Other Expenses                              82             83            58            59             61            62
                                   ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                           645            658           650           664            678           693

Minority Interest                           93             89           114           118            122           127

Operating Income                           137            138           159           164            169           174
                                   ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                         11.5%          11.6%         13.1%         13.1%          13.2%         13.3%

($ IN 000'S)                      FISCAL YEAR ENDING MARCH 31,
                                 -----------------------------
                                   PROJECTED
                                 ---------------  ------------
                                       2002          2003
                                 ---------------  ------------
Sales:
  Table Time                               $174          $178
  Cafe                                      370           380
  Beer, Wine and Liquor                     684           701
  Pro Shop                                    9             9
  Games                                      89            91
  Other Income                               22            22
                                   -------------  ------------
Total Sales                               1,348         1,382

Cost of Goods Sold                          329           337
                                   -------------  ------------
Gross Profit                              1,019         1,045
Gross Margin                              75.6%         75.6%

OPERATING EXPENSES
Wages                                       279           286
Repairs                                      10            11
Rent                                        109           112
Taxes                                        41            42
Advertising                                  49            51
Travel/ Entertainment                         1             1
Professional Fees                             0             0
Insurance                                    25            26
Utilities                                    46            47
Depreciation & Amortization                  84            84
Other Expenses                               64            65
                                   -------------  ------------
  Total Expenses                            709           724

Minority Interest                           131           135

Operating Income                            180           185
                                   -------------  ------------
Operating Margin                          13.3%         13.4%



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                             JILLIAN'S OF ANNAPOLIS
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                      FISCAL YEAR ENDING MARCH 31,
                                    ---------------------------------------------------------------------------------------
                                        ACTUAL        ESTIMATED                           PROJECTED
                                      ------------   ------------  --------------------------------------------------------
                                         1996           1997          1998          1999           2000          2001
                                    --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                                 $204           $169          $176          $180           $185          $189
  Cafe                                        107            103           108           111            114           117
  Beer, Wine and Liquor                       904            813           830           851            872           894
  Pro Shop                                     13             15            15            16             16            17
  Games                                       171            162           169           174            178           182
  Other Income                                 25             17             9             9              9             9
                                      ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                                 1,424          1,279         1,308         1,340          1,374         1,408

Cost of Goods Sold                            333            296           301           309            316           324
                                      ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                                1,090            983         1,006         1,032          1,057         1,084
Gross Margin                                76.6%          76.8%         77.0%         77.0%          77.0%         77.0%

OPERATING EXPENSES
Wages                                         266            243           267           274            281           288
Repairs                                         3             14            16            16             16            17
Rent                                          128            136           149           153            157           161
Taxes                                          44             48            53            54             56            57
Advertising                                    53             58            63            65             67            68
Travel/ Entertainment                          21              6             6             7              7             7
Professional Fees                               3              5             5             5              6             6
Insurance                                      24             26            28            29             30            31
Utilities                                      51             47            51            53             54            55
Depreciation & Amortization                    62             64            64            64             64            64
Other Expenses                                112             84            93            95             97           100
                                      ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                              767            730           796           815            833           853

Minority Interest                              48             38            29            30             31            32

Operating Income                              275            215           181           187            193           199
                                      ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                            19.3%          16.8%         13.9%         14.0%          14.1%         14.1%

($ IN 000'S)                         FISCAL YEAR ENDING MARCH 31,
                                     ----------------------------
                                       PROJECTED
                                     -------------  ------------
                                           2002          2003
                                     -------------  ------------
Sales:
  Table Time                                   $194          $199
  Cafe                                          119           122
  Beer, Wine and Liquor                         916           939
  Pro Shop                                       17            17
  Games                                         187           192
  Other Income                                   10            10
                                       -------------  ------------
Total Sales                                   1,443         1,479

Cost of Goods Sold                              332           341
                                       -------------  ------------
Gross Profit                                  1,111         1,139
Gross Margin                                  77.0%         77.0%

OPERATING EXPENSES
Wages                                           295           302
Repairs                                          17            18
Rent                                            165           169
Taxes                                            58            60
Advertising                                      70            72
Travel/ Entertainment                             7             7
Professional Fees                                 6             6
Insurance                                        31            32
Utilities                                        57            58
Depreciation & Amortization                      64            64
Other Expenses                                  102           105
                                       -------------  ------------
  Total Expenses                                872           893

Minority Interest                                33            34

Operating Income                                205           212
                                       -------------  ------------
Operating Margin                              14.2%         14.3%



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                            JILLIAN'S OF LONG BEACH
                   HISTORICAL AND PROJECTED INCOME STATEMENT


($ IN 000'S)                                                 FISCAL YEAR ENDING MARCH 31,
                               ---------------------------------------------------------------------------------------
                                   ACTUAL        ESTIMATED                           PROJECTED
                                 ------------   ------------  --------------------------------------------------------
                                    1996           1997          1998          1999           2000          2001
                               --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                            $100            $47           $48           $50            $51           $52
  Cafe                                   285            154           157           161            165           169
  Beer, Wine and Liquor                  943            867           889           911            934           957
  Pro Shop                                 0              3             3             3              3             3
  Games                                   16              0             0             0              0             0
  Other Income                            99             78            80            82             84            86
                                 ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                            1,443          1,149         1,178         1,207          1,237         1,268

Cost of Goods Sold                       417            318           326           335            343           352
                                 ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                           1,026            831           851           873            894           917
Gross Margin                           71.1%          72.3%         72.3%         72.3%          72.3%         72.3%

OPERATING EXPENSES
Wages                                    443            363           372           381            391           400
Repairs                                    2              2             2             2              2             2
Rent                                     297            243           249           256            262           268
Taxes                                     60             50            51            52             53            55
Advertising                               53             43            44            45             46            48
Travel/ Entertainment                      4              4             4             4              4             4
Professional Fees                         21             17            18            18             19            19
Insurance                                 39             32            33            34             35            35
Utilities                                 62             51            52            53             55            56
Depreciation & Amortization               68            105           105           105            105           105
Other Expenses                           143            117           120           123            126           129
                                 ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                       1,194          1,026         1,049         1,073          1,097         1,122

Minority Interest                          0              0             0             0              0             0

Operating Income                        (167)          (196)         (198)         (200)          (203)         (205)
                                 ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                      (11.6%)        (17.0%)       (16.8%)       (16.6%)        (16.4%)       (16.2%)

($ IN 000'S)                   FISCAL YEAR ENDING MARCH 31,
                               -----------------------------
                                   PROJECTED
                                 ------------   ------------
                                      2002          2003
                                -------------   ------------
Sales:
  Table Time                               $53           $55
  Cafe                                     174           178
  Beer, Wine and Liquor                    981         1,006
  Pro Shop                                   3             3
  Games                                      0             0
  Other Income                              88            91
                                  -------------  ------------
Total Sales                              1,300         1,333

Cost of Goods Sold                         360           369
                                  -------------  ------------
Gross Profit                               940           963
Gross Margin                             72.3%         72.3%

OPERATING EXPENSES
Wages                                      410           421
Repairs                                      2             2
Rent                                       275           282
Taxes                                       56            57
Advertising                                 49            50
Travel/ Entertainment                        4             4
Professional Fees                           20            20
Insurance                                   36            37
Utilities                                   57            59
Depreciation & Amortization                105           105
Other Expenses                             132           135
                                  -------------  ------------
  Total Expenses                         1,147         1,173

Minority Interest                            0             0

Operating Income                          (208)         (210)
                                  -------------  ------------
Operating Margin                        (16.0%)       (15.8%)


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                              JILLIAN'S OF TACOMA
                   HISTORICAL AND PROJECTED INCOME STATEMENT

($ IN 000'S)                                              FISCAL YEAR ENDING MARCH 31,
                             --------------------------------------------------------------------------------------
                                 ACTUAL        ESTIMATED                           PROJECTED
                               ------------   ------------  -------------------------------------------------------
                                  1996           1997          1998          1999           2000          2001
                             --------------   ------------  ------------  ------------   ------------  ------------
Sales:
  Table Time                          $108           $288          $282          $290           $297          $304
  Cafe                                 143            377           377           387            396           406
  Beer, Wine and Liquor                508          1,112         1,164         1,193          1,222         1,253
  Pro Shop                               3             11            16            16             16            17
  Games                                125            379           369           378            388           398
  Other Income                          (0)            10            31            32             33            34
                               ------------   ------------  ------------  ------------   ------------  ------------
Total Sales                            886          2,177         2,240         2,296          2,353         2,412

Cost of Goods Sold                     173            459           465           477            489           501
                               ------------   ------------  ------------  ------------   ------------  ------------
Gross Profit                           713          1,719         1,774         1,819          1,864         1,911
Gross Margin                         80.5%          78.9%         79.2%         79.2%          79.2%         79.2%

OPERATING EXPENSES
Wages                                  202            519           488           500            513           526
Repairs                                  2              6            19            20             20            21
Rent                                    70            181           230           230            230           230
Taxes                                   44            114           119           122            125           128
Advertising                              7             19            62            63             65            67
Travel/ Entertainment                    1              2             3             3              3             3
Professional Fees                        2              4             1             1              1             1
Insurance                               11             29            51            52             54            55
Utilities                               30             76            63            65             66            68
Depreciation & Amortization             52            212           212           212            212           212
Other Expenses                          55            143           104           106            109           112
                               ------------   ------------  ------------  ------------   ------------  ------------
  Total Expenses                       477          1,305         1,352         1,375          1,399         1,422

Minority Interest                        0              0             0             0              0             0

Operating Income                       236            414           422           443            465           488
                               ------------   ------------  ------------  ------------   ------------  ------------
Operating Margin                     26.6%          19.0%         18.8%         19.3%          19.8%         20.2%

($ IN 000'S)                 FISCAL YEAR ENDING MARCH 31,
                             ----------------------------
                               PROJECTED
                             -------------  ------------
                                 2002          2003
                             -------------  ------------
Sales:
  Table Time                         $312          $320
  Cafe                                416           427
  Beer, Wine and Liquor             1,284         1,316
  Pro Shop                             17            18
  Games                               408           418
  Other Income                         35            36
                             -------------  ------------
Total Sales                         2,472         2,534

Cost of Goods Sold                    514           527
                             -------------  ------------
Gross Profit                        1,958         2,007
Gross Margin                        79.2%         79.2%

OPERATING EXPENSES
Wages                                 539           552
Repairs                                21            22
Rent                                  230           230
Taxes                                 131           135
Advertising                            68            70
Travel/ Entertainment                   3             4
Professional Fees                       1             1
Insurance                              56            58
Utilities                              70            72
Depreciation & Amortization           212           212
Other Expenses                        114           117
                             -------------  ------------
  Total Expenses                    1,447         1,472

Minority Interest                       0             0

Operating Income                      511           535
                             -------------  ------------
Operating Margin                    20.7%         21.1%



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                          ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                                     FISCAL YEAR ENDING MARCH 31,
                                ---------------------------------------------------------------------------------------------
                                              ACTUAL                ESTIMATED                         PROJECTED
                                  --------------------------------  ----------  ---------------------------------------------
                                    1994       1995        1996       1997        1998       1999        2000       2001
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Sales:
  Table Time                                               $2,494      $2,534     $2,661      $2,794     $2,933      $3,080
  Cafe                                                      2,154       2,310      2,426       2,547      2,674       2,808
  Beer, Wine and Liquor                                     6,285       7,053      7,405       7,776      8,164       8,573
  Pro Shop                                                    121         152        159         167        176         184
  Games                                                       722         947        994       1,044      1,096       1,151
  Other Income(a)                                             215         223        234         245        258         270
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Total Sales                          5,148       7,969     11,992      13,218     13,879      14,573     15,301      16,066

Cost of Goods Sold                   1,079       1,749      2,737       2,994      3,087       3,241      3,403       3,573
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Gross Profit                         4,069       6,220      9,255      10,224     10,792      11,331     11,898      12,493
Gross Margin                          79.0%       78.0%      77.2%       77.3%      77.8%       77.8%      77.8%       77.8%

OPERATING EXPENSES
Wages                                                       2,763       3,030      3,182       3,341      3,508       3,684
Repairs                                                        36          68         71          75         78          82
Rent                                                        1,713       1,818      1,986       2,036      2,086       2,139
Taxes                                                         474         551        578         607        638         670
Advertising                                                   314         352        370         388        408         428
Travel/ Entertainment                                          41          19         20          21         22          24
Professional Fees                                              32          34         36          37         39          41
Insurance                                                     268         284        298         313        329         345
Utilities                                                     435         472        495         520        546         573
Depreciation & Amortization            394         524        657         889        889         889        889         889
Other Expenses (b)                                          2,539       2,527      2,565       2,606      2,694       2,786
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Expenses                     5,001       7,040      9,271      10,044     10,491      10,834     11,238      11,661

Minority Interest                                             190         203        203         244        269         298

Operating Income                      (932)       (820)      (205)        (24)        97         254        391         534
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Operating Margin                    (18.1%)     (10.3%)     (1.7%)      (0.2%)      0.7%        1.7%       2.6%        3.3%

EBITDA                                (538)       (296)       452         865        986       1,143      1,280       1,423
EBITDA Margin                       (10.4%)      (3.7%)      3.8%        6.5%       7.1%        7.8%       8.4%        8.9%

Net Interest Expense (Income)            1          43        189         206        147          83         46          25
Other Expense (Income)                 (28)          0          0           0          0           0          0           0
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Other Expense (Income)         (27)         43        189         206        147          83         47          25

Pretax Income                         (904)       (863)      (394)       (230)       (50)        171        344         509
Taxes
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
NET INCOME                           ($904)      ($863)     ($394)      ($230)      ($50)       $171       $344        $509
                                  =========  ==========  =========  ==========  =========  ==========  =========  ==========


($ IN 000'S)                    FISCAL YEAR ENDING MARCH 31,
                                ----------------------------
                                PROJECTED
                                ----------  -----------
                                   2002        2003
                                ---------   ----------
Sales:
  Table Time                        $3,234      $3,396
  Cafe                               2,948       3,096
  Beer, Wine and Liquor              9,001       9,451
  Pro Shop                             194         203
  Games                              1,208       1,269
  Other Income(a)                      284         298
                                  ---------  ----------
Total Sales                         16,870      17,713

Cost of Goods Sold                   3,752       3,940
                                  ---------  ----------
Gross Profit                        13,117      13,773
Gross Margin                          77.8%       77.8%

OPERATING EXPENSES
Wages                                3,868       4,061
Repairs                                 87          91
Rent                                 2,192       2,247
Taxes                                  703         738
Advertising                            450         472
Travel/ Entertainment                   25          26
Professional Fees                       43          46
Insurance                              362         381
Utilities                              602         632
Depreciation & Amortization            889         889
Other Expenses (b)                   2,882       2,981
                                  ---------  ----------
  Total Expenses                    12,102      12,563

Minority Interest                      324         354

Operating Income                       691         856
                                  ---------  ----------
Operating Margin                      4.1%        4.8%

EBITDA                               1,580       1,745
EBITDA Margin                         9.4%        9.9%

Net Interest Expense (Income)           18          14
Other Expense (Income)                   0           0
                                  ---------  ----------
  Total Other Expense (Income)          19          15

Pretax Income                          673         841
Taxes
                                  ---------  ----------
NET INCOME                            $673        $841
                                  =========  ==========

---------------------------------------
(a) Includes miscellaneous income related to club operations.

(b) 1997 excludes approximately $200,000 in legal fees related to the transaction contemplated herein. Includes $30,000 for a sales tax audit, $42,500 for the settlement of a lawsuit related to the Long Beach club, $10,000 for cash deposits on potential new sites, and $25,000 in architectural fees.

                         JILLIAN'S ENTERTAINMENT CORP.
                     HISTORICAL AND PROJECTED BALANCE SHEET
                          ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                     FISCAL YEAR ENDING MARCH 31,
                                ---------------------------------------------------------------------------------------------
                                              ACTUAL                ESTIMATED                     PROJECTED
                                  --------------------------------  ----------  ---------------------------------------------
                                    1994       1995        1996       1997        1998       1999        2000       2001
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------

Cash                                 1,130       1,254        646         562        139         567      1,249       2,414
Accounts Receivable                     39          34         63          75         79          83         87          91
Inventory                              117         156        205         215        222         233        244         257
Other Current Assets                   143         264        166         230        242         254        266         280

Investments                             44          40         40          40         40          40         40          40
Net Fixed Assets                     3,646       4,989      7,688       6,849      6,010       5,171      4,332       3,493
Startup Cost & Other                 1,220       1,112      1,097       1,052      1,105       1,160      1,218       1,279

TOTAL ASSETS                        $6,339      $7,847     $9,904      $9,022     $7,835      $7,506     $7,436      $7,852
                                  =========  ==========  =========  ==========  =========  ==========  =========  ==========

LIAB. & S.E.
Accounts Payable                       398         683        942         925        971       1,020      1,071       1,124
Accrued Expenses                       270         565        635         475        499         524        550         577
Intercompany Balances                    0           0          0           0          0           0          0           0
Minority Interest                    1,176       1,436      1,396       1,201      1,201       1,201      1,201       1,201
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Current Liabilities          1,845       2,683      2,973       2,601      2,671       2,744      2,821       2,902

Deferred Rent                            0           0      1,188       1,301      1,251       1,201      1,151       1,101
Total Debt                             895       2,052      2,899       2,507      1,349         826        385         262

Equity:
Common Stock                             8           9          9           9          9           9          9           9
Paid-In Capital                      9,036       9,410      9,536       9,536      9,536       9,536      9,536       9,536
Retained Earnings                   (5,444)     (6,307)    (6,701)     (6,932)    (6,981)     (6,811)    (6,467)     (5,958)
                                  ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Shareholders' Equity               3,600       3,112      2,844       2,614      2,564       2,735      3,079       3,588

TOTAL LIAB. & EQUITY                $6,339      $7,847     $9,904      $9,022     $7,835      $7,506     $7,436      $7,852
                                  =========  ==========  =========  ==========  =========  ==========  =========  ==========
                                         0          (0)         0           0          0           0          0           0

($ IN 000'S)                    FISCAL YEAR ENDING MARCH 31,
                                ----------------------------
                                  PROJECTED
                                  ----------  -----------
                                     2002       2003
                                   ---------  ----------

Cash                                  3,817       5,386
Accounts Receivable                      96         101
Inventory                               269         283
Other Current Assets                    294         308

Investments                              40          40
Net Fixed Assets                      2,654       1,815
Startup Cost & Other                  1,343       1,410

TOTAL ASSETS                         $8,512      $9,341
                                   =========  ==========

LIAB. & S.E.
Accounts Payable                      1,181       1,240
Accrued Expenses                        606         637
Intercompany Balances                     0           0
Minority Interest                     1,201       1,201
                                   ---------  ----------
  Total Current Liabilities           2,987       3,077

Deferred Rent                         1,051       1,001
Total Debt                              214         162

Equity:
Common Stock                              9           9
Paid-In Capital                       9,536       9,536
Retained Earnings                    (5,285)     (4,444)
                                   ---------  ----------
  Shareholders' Equity                4,260       5,102

TOTAL LIAB. & EQUITY                 $8,512      $9,341
                                   =========  ==========
                                          0           0

                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                  HISTORICAL AND PROJECTED CASH FLOW STATEMENT
                          ADJUSTED REVENUE- 5% GROWTH


($ IN 000'S)
                                                                         -----------------------------------------------------------
                                                                           ESTIMATED                     PROJECTED
                                                                           ----------  ---------------------------------------------
                                                                             1997        1998       1999        2000       2001
                                                                           ----------  ---------  ----------  ---------  ----------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                                                     ($230)      ($50)       $171       $344        $509
  Depreciation                                                                   889        889         889        889         889
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                                            (12)        (4)         (4)        (4)         (4)
  Inventory                                                                      (10)        (7)        (11)       (12)        (12)
  Other Current Assets                                                           (64)       (12)        (12)       (13)        (13)
  A/P                                                                            (17)        46          49         51          54
  Accrued Expense                                                               (160)        24          25         26          27
Minority Interest                                                               (195)         0           0          0           0
                                                    ----------  ---------  ----------  ---------  ----------  ---------  ----------
Total Adjustments                                                               (458)        48          46         49          51
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Operations                                                             200        887       1,106      1,282       1,449

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                                           44        (53)        (55)       (58)        (61)
Change in Deferred Rent                                                          113        (50)        (50)       (50)        (50)
Capital Expenditures                                                             (50)       (50)        (50)       (50)        (50)
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Investing                                                              107       (153)       (155)      (158)       (161)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                                           0          0           0          0           0
Changes in Paid In Capital                                                         0          0           0          0           0
Notes Payable                                                                   (392)    (1,158)       (523)      (441)       (123)
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Financing                                                             (392)    (1,158)       (523)      (441)       (123)

Net Increase in Cash                                                             (84)      (423)        428        682       1,165
Cash at Beg. Period                                                              646        562         139        567       1,249
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash at End of Period                                                            562        139         567      1,249       2,414



($ IN 000'S)
                                         ------------------------
                                         PROJECTED
                                         ----------  ----------
                                            2002       2003
                                          ---------  ----------
CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                    $673        $841
  Depreciation                                 889         889
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                           (5)         (5)
  Inventory                                    (13)        (13)
  Other Current Assets                         (14)        (15)
  A/P                                           56          59
  Accrued Expense                               29          30
Minority Interest                                0           0
                                          ---------  ----------
Total Adjustments                               54          56
                                          ---------  ----------
Cash from Operations                         1,615       1,787

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                        (64)        (67)
Change in Deferred Rent                        (50)        (50)
Capital Expenditures                           (50)        (50)
                                          ---------  ----------
Cash from Investing                           (164)       (167)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                         0           0
Changes in Paid In Capital                       0           0
Notes Payable                                  (48)        (52)
                                          ---------  ----------
Cash from Financing                            (48)        (52)

Net Increase in Cash                         1,403       1,568
Cash at Beg. Period                          2,414       3,817
                                          ---------  ----------
Cash at End of Period                        3,817       5,386


                                                                   STONEBRIDGE
                                                                 ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED OPERATING RATIOS
                          ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                                            FISCAL YEAR ENDING MARCH 31,
                                       --------------------------------------------------------------------------------------------
                                                     ACTUAL                ESTIMATED                         PROJECTED
                                         --------------------------------  ----------  --------------------------------------------
                                           1994       1995        1996       1997        1998       1999        2000       2001
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------

A/R Collection                              2.8         1.5        1.9         2.1        2.1         2.1        2.1         2.1
Inventory Turn                             9.2x       11.2x      13.4x       13.9x      13.9x       13.9x      13.9x       13.9x
Other Current Assets % Sales               2.8%        3.3%       1.4%        1.7%       0.0x        1.7%       1.7%        1.7%

Depr.                                       394         524        657         889        889         889        889         889
Cap. Expenditures                         1,211       1,776      1,677          50         50          50         50          50
Startup Costs % Sales                     23.7%       14.0%       9.1%        8.0%       0.1x        8.0%       8.0%        8.0%

A/P Collection                             28.3        31.3       28.7        25.5       25.5x       25.5       25.5        25.5
Accrued Exp. % Sales                       5.3%        7.1%       5.3%        3.6%       3.6%        3.6%       3.6%        3.6%
Minority Interest % Sales                 22.8%       18.0%      11.6%        9.1%       9.1%        9.1%       9.1%        9.1%


($ IN 000'S)                           FISCAL YEAR ENDING MARCH 31,
                                       ----------------------------
                                           PROJECTED
                                           ---------  ----------
                                             2002       2003
                                           ---------  ----------

A/R Collection                                2.1         2.1
Inventory Turn                              13.9x       13.9x
Other Current Assets % Sales                 1.7%        1.7%

Depr.                                         889         889
Cap. Expenditures                              50          50
Startup Costs % Sales                        8.0%        8.0%

A/P Collection                               25.5        25.5
Accrued Exp. % Sales                         3.6%        3.6%
Minority Interest % Sales                    9.1%        9.1%


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                          ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                                        FISCAL YEAR ENDING MARCH 31,
                                   ---------------------------------------------------------------------------------------------
                                                 ACTUAL                ESTIMATED                         PROJECTED
                                     --------------------------------  ----------  ---------------------------------------------
                                       1994       1995        1996       1997        1998       1999        2000       2001
                                     ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------

Revenue                                                       11,992      13,218     13,879      14,573     15,301      16,066
Operating Cash Flow                                              452         865        986       1,143      1,280       1,423
Net Income                                                      (394)       (230)       (50)        171        344         509
Book Value                                                     2,844       2,614      2,564       2,735      3,079       3,588


              Cash                                                            $0         $0          $0         $0          $0
              Debt                                                             0          0           0          0           0
            0=Book Value                                                   2,614      2,564       2,735      3,079       3,588
            1=Revenue                                                     13,218     13,879      14,573     15,301      16,066
            2=Operating Cash Flow                                            865        986       1,143      1,280       1,423
            3=Net Income                                                    (230)       (50)        171        344         509


Choice:                                                            2

            0=        LBO
            1=     Equity

Choice:                                                            0



($ IN 000'S)                       FISCAL YEAR ENDING MARCH 31,
                                   ----------------------------
                                     PROJECTED
                                     ---------  ----------
                                       2002       2003
                                     ---------  ----------
Revenue                                16,870      17,713
Operating Cash Flow                     1,580       1,745
Net Income                                673         841
Book Value                              4,260       5,102


              Cash                         $0          $0
              Debt                          0           0
            0=Book Value                4,260       5,102
            1=Revenue                  16,870      17,713
            2=Operating Cash Flow       1,580       1,745
            3=Net Income                  673         841

Choice:

            0=        LBO
            1=     Equity

Choice:

----------------------------------------------------

(a) Unlevered Net Free Cash Flow = (Operating Income)*(1-Tax Rate)+(Depreciation and Amortization)+(Changes in Working Capital)+(Capital Expenditures)


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC
                                       5

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                          ADJUSTED REVENUE- 5% GROWTH

DISCOUNTED CASH FLOW CALCULATION:

                                                  ============================
                                                  Terminal Value:   Book Value
                                                  Last Year:              2003
                                                  ============================

($000'S)

-------------------------------------------------------------------------------------------------------------
                                      TERMINAL VALUE
-------------------------------------------------------------------------------------------------------------
DISCOUNT RATE                  5.0x          6.0x         7.0x

                  31.00%     $4,951        $5,297       $5,642      Total Enterprise Value
                              3,006         3,352        3,697      Equity Enterprise Value (a)
                              $0.33         $0.37        $0.40      Per Share Equity Enterprise Value (b)
                              1,727         2,072        2,417      NPV of Terminal Value
                              34.9%         39.1%        42.8%      Term. Val./ Total Enterprise Value

                  33.00%     $4,656        $4,972       $5,287      Total Enterprise Value
                              2,712         3,027        3,342      Equity Enterprise Value (a)
                              $0.30         $0.33        $0.37      Per Share Equity Enterprise Value (b)
                              1,577         1,892        2,207      NPV of Terminal Value
                              33.9%         38.1%        41.7%      Term. Val./ Total Enterprise Value

                  35.00%     $4,387        $4,675       $4,963      Total Enterprise Value
                              2,442         2,730        3,019      Equity Enterprise Value (a)
                              $0.27         $0.30        $0.33      Per Share Equity Enterprise Value (b)
                              1,441         1,730        2,018      NPV of Terminal Value
                              32.9%         37.0%        40.7%      Term. Val./ Total Enterprise Value
-------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
FOOTNOTES:
-------------------------------------------------------------------------------

(a)  Calculated as Total Net Present Value minus Debt Outstanding plus Cash
     Balances:

    Debt Outstanding as of March 31, 1997= 2,507

    Cash Balances as of March 31, 1997=      562

(b)  Number of shares outstanding as of March 31, 1997 was:      9,137,798



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC
                                       6

                         JILLIAN'S ENTERTAINMENT CORP.
                  HISTORICAL AND PROJECTED INCOME STATEMENT*
                 ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)

($ IN 000'S)                                                                            FISCAL YEAR ENDING MARCH 31,
                                       --------------------------------------------------------------------------------------------
                                                     ACTUAL                ESTIMATED                         PROJECTED
                                         --------------------------------  ----------  --------------------------------------------
                                           1994       1995        1996       1997        1998       1999        2000       2001
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Sales:
  Table Time                                                      $2,494      $2,534     $2,661      $2,742     $2,879      $3,023
  Cafe                                                             2,154       2,310      2,426       2,378      2,496       2,621
  Beer, Wine and Liquor                                            6,285       7,053      7,405       6,820      7,161       7,519
  Pro Shop                                                           121         152        159         164        172         181
  Games                                                              722         947        994       1,044      1,096       1,151
  Other Income(a)                                                    215         223        234         159        167         175
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Total Sales                                 5,148       7,969     11,992      13,218     13,879      13,306     13,971      14,670

Cost of Goods Sold                          1,079       1,749      2,737       2,994      3,087       2,890      3,035       3,187
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Gross Profit                                4,069       6,220      9,255      10,224     10,792      10,415     10,936      11,483
Gross Margin                                79.0%       78.0%      77.2%       77.3%      77.8%       78.3%      78.3%       78.3%

OPERATING EXPENSES
Wages                                                              2,763       3,030      3,182       2,941      3,088       3,243
Repairs                                                               36          68         71          73         76          80
Rent                                                               1,713       1,818      1,986       1,774      1,813       1,852
Taxes                                                                474         551        578         553        580         609
Advertising                                                          314         352        370         341        358         376
Travel/ Entertainment                                                 41          19         20          17         18          19
Professional Fees                                                     32          34         36          18         19          20
Insurance                                                            268         284        298         278        292         306
Utilities                                                            435         472        495         464        487         512
Depreciation & Amortization                   394         524        657         889        889         784        784         784
Other Expenses (b)                                                 2,539       2,527      2,565       2,477      2,559       2,644
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Expenses                            5,001       7,040      9,271      10,044     10,491       9,720     10,075      10,445

Minority Interest                                                    190         203        203         244        269         298

Operating Income                             (932)       (820)      (205)        (24)        97         452        592         739
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Operating Margin                           (18.1%)     (10.3%)     (1.7%)      (0.2%)      0.7%        3.4%       4.2%        5.0%

EBITDA                                       (538)       (296)       452         865        986       1,236      1,376       1,523
EBITDA Margin                              (10.4%)      (3.7%)      3.8%        6.5%       7.1%        9.3%       9.8%       10.4%

Net Interest Expense (Income)                   1          43        189         206        147          68         20           3
Other Expense (Income)                        (28)          0          0           0          0           0          0           0
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Other Expense (Income)                (27)         43        189         206        147          69         20           3

Pretax Income                                (904)       (863)      (394)       (230)       (50)        383        572         736
Taxes
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
NET INCOME                                  ($904)      ($863)     ($394)      ($230)      ($50)       $383       $572        $736
                                         =========  ==========  =========  ==========  =========  ==========  =========  ==========

($ IN 000'S)                           FISCAL YEAR ENDING MARCH 31,
                                       --------------------------
                                          PROJECTED
                                         ----------  ----------
                                            2002       2003
                                          ---------  ----------
Sales:
  Table Time                                $3,174      $3,333
  Cafe                                       2,752       2,890
  Beer, Wine and Liquor                      7,895       8,289
  Pro Shop                                     190         199
  Games                                      1,208       1,269
  Other Income(a)                              184         193
                                          ---------  ----------
Total Sales                                 15,403      16,173

Cost of Goods Sold                           3,346       3,513
                                          ---------  ----------
Gross Profit                                12,057      12,660
Gross Margin                                 78.3%       78.3%

OPERATING EXPENSES
Wages                                        3,405       3,575
Repairs                                         84          88
Rent                                         1,893       1,935
Taxes                                          640         672
Advertising                                    395         414
Travel/ Entertainment                           20          21
Professional Fees                               21          22
Insurance                                      322         338
Utilities                                      537         564
Depreciation & Amortization                    784         784
Other Expenses (b)                           2,733       2,824
                                          ---------  ----------
  Total Expenses                            10,832      11,237

Minority Interest                              324         354

Operating Income                               900       1,069
                                          ---------  ----------
Operating Margin                              5.8%        6.6%

EBITDA                                       1,684       1,853
EBITDA Margin                                10.9%       11.5%

Net Interest Expense (Income)                    0           0
Other Expense (Income)                           0           0
                                          ---------  ----------
  Total Other Expense (Income)                   0           0

Pretax Income                                  900       1,068
Taxes
                                          ---------  ----------
NET INCOME                                    $900      $1,068
                                          =========  ==========

---------------------------------------
* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.

(a)  Includes miscellaneous income related to club operations.

(b) 1997 excludes approximately $200,000 in legal fees related to the transaction contemplated herein. Includes $30,000 for a sales tax audit, $42,500 for the settlement of a lawsuit related to the Long Beach club, $10,000 for cash deposits on potential new sites, and $25,000 in architectural fees.

                         JILLIAN'S ENTERTAINMENT CORP.
                    HISTORICAL AND PROJECTED BALANCE SHEET
                 ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)

($ IN 000'S)                                                                            FISCAL YEAR ENDING MARCH 31,
                                       --------------------------------------------------------------------------------------------
                                                     ACTUAL                ESTIMATED                         PROJECTED
                                         --------------------------------  ----------  --------------------------------------------
                                           1994       1995        1996       1997        1998       1999        2000       2001
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash                                        1,130       1,254        646         562        278         447      1,334       2,674
Accounts Receivable                            39          34         63          75        114         109        115         121
Inventory                                     117         156        205         215        192         180        189         198
Other Current Assets                          143         264        166         230        222         213        224         235

Investments                                    44          40         40          40         40          40         40          40
Net Fixed Assets                            3,646       4,989      7,688       6,849      6,010       5,276      4,542       3,809
Startup Cost & Other                        1,220       1,112      1,097       1,052      1,069       1,025      1,076       1,130

TOTAL ASSETS                               $6,339      $7,847     $9,904      $9,022     $7,923      $7,289     $7,518      $8,205
                                         =========  ==========  =========  ==========  =========  ==========  =========  ==========

LIAB. & S.E.
Accounts Payable                              398         683        942         925        962         922        968       1,017
Accrued Expenses                              270         565        635         475        597         572        601         631
Intercompany Balances                           0           0          0           0          0           0          0           0
Minority Interest                           1,176       1,436      1,396       1,201      1,201       1,201      1,201       1,201
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Total Current Liabilities                 1,845       2,683      2,973       2,601      2,759       2,695      2,770       2,848

Deferred Rent                                   0           0      1,188       1,301      1,251       1,201      1,151       1,101
Total Debt                                    895       2,052      2,899       2,507      1,349         445         78           0

Equity:
Common Stock                                    8           9          9           9          9           9          9           9
Paid-In Capital                             9,036       9,410      9,536       9,536      9,536       9,536      9,536       9,536
Retained Earnings                          (5,444)     (6,307)    (6,701)     (6,932)    (6,981)     (6,598)    (6,026)     (5,290)
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
  Shareholders' Equity                      3,600       3,112      2,844       2,614      2,564       2,947      3,519       4,256

TOTAL LIAB. & EQUITY                       $6,339      $7,847     $9,904      $9,022     $7,923      $7,289     $7,518      $8,205
                                         =========  ==========  =========  ==========  =========  ==========  =========  ==========
                                                0          (0)         0           0          0           0          0           0

($ IN 000'S)                           FISCAL YEAR ENDING MARCH 31,
                                       ---------------------------
                                           PROJECTED
                                           ---------  ----------
                                             2002       2003
                                           ---------  ----------
Cash                                          4,255       6,006
Accounts Receivable                             127         133
Inventory                                       208         218
Other Current Assets                            246         259

Investments                                      40          40
Net Fixed Assets                              3,075       2,341
Startup Cost & Other                          1,186       1,245

TOTAL ASSETS                                 $9,137     $10,242
                                           =========  ==========

LIAB. & S.E.
Accounts Payable                              1,068       1,121
Accrued Expenses                                662         695
Intercompany Balances                             0           0
Minority Interest                             1,201       1,201
                                           ---------  ----------
  Total Current Liabilities                   2,931       3,017

Deferred Rent                                 1,051       1,001
Total Debt                                        0           0

Equity:
Common Stock                                      9           9
Paid-In Capital                               9,536       9,536
Retained Earnings                            (4,390)     (3,321)
                                           ---------  ----------
  Shareholders' Equity                        5,155       6,224

TOTAL LIAB. & EQUITY                         $9,137     $10,242
                                           =========  ==========
                                                  0           0

-----------------------------------------

* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                 HISTORICAL AND PROJECTED CASH FLOW STATEMENT
                 ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)

($ IN 000'S)
                                                                         ----------------------------------------------------------
                                                                           ESTIMATED                         PROJECTED
                                                                           ----------  --------------------------------------------
                                                                             1997        1998       1999        2000       2001
                                                                           ----------  ---------  ----------  ---------  ----------

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                                                    ($230)       ($50)       $383       $572        $736
  Depreciation                                                                  889         889         784        784         784
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                                                           (12)        (39)          5         (5)         (6)
  Inventory                                                                     (10)         23          12         (9)         (9)
  Other Current Assets                                                          (64)          8           9        (11)        (11)
  A/P                                                                           (17)         37         (40)        46          48
  Accrued Expense                                                              (160)        122         (25)        29          30
Minority Interest                                                              (195)          0           0          0           0
                                                    ----------  ---------  ----------  ---------  ----------  ---------  ----------
Total Adjustments                                                              (458)        151         (38)        50          52
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Operations                                                            200         990       1,129      1,405       1,572

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                                                          44         (17)         44        (51)        (54)
Change in Deferred Rent                                                         113         (50)        (50)       (50)        (50)
Capital Expenditures                                                            (50)        (50)        (50)       (50)        (50)
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Investing                                                             107        (117)        (56)      (151)       (154)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                                                          0           0           0          0           0
Changes in Paid In Capital                                                        0           0           0          0           0
Notes Payable                                                                  (392)     (1,158)       (904)      (367)        (78)
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash from Financing                                                            (392)     (1,158)       (904)      (367)        (78)

Net Increase in Cash                                                            (84)       (284)        169        887       1,340
Cash at Beg. Period                                                             646         562         278        447       1,334
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
Cash at End of Period                                                           562         278         447      1,334       2,674

($ IN 000'S)
                                         -----------------------
                                         PROJECTED
                                         ---------  ----------
                                           2002       2003
                                         ---------  ----------

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                                   $900      $1,068
  Depreciation                                784         784
  Non-Cash Adjustments
Adjustments to Working Capital
  Accounts Receivable                          (6)         (6)
  Inventory                                   (10)        (10)
  Other Current Assets                        (12)        (12)
  A/P                                          51          53
  Accrued Expense                              32          33
Minority Interest                               0           0
                                         ---------  ----------
Total Adjustments                              55          57
                                         ---------  ----------
Cash from Operations                        1,738       1,910

CASH FLOW FROM INVESTING ACTIVITIES:
Change in Startup Costs                       (56)        (59)
Change in Deferred Rent                       (50)        (50)
Capital Expenditures                          (50)        (50)
                                         ---------  ----------
Cash from Investing                          (156)       (159)

CASH FLOW FROM FINANCING ACTIVITIES:
Issuance of Common Stock                        0           0
Changes in Paid In Capital                      0           0
Notes Payable                                   0           0
                                         ---------  ----------
Cash from Financing                             0           0

Net Increase in Cash                        1,582       1,750
Cash at Beg. Period                         2,674       4,255
                                         ---------  ----------
Cash at End of Period                       4,255       6,006

-----------------------------------------

* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                   HISTORICAL AND PROJECTED OPERATING RATIOS
                 ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)

($ IN 000'S)                                                                            FISCAL YEAR ENDING MARCH 31,
                                       --------------------------------------------------------------------------------------------
                                                     ACTUAL                ESTIMATED                         PROJECTED
                                         --------------------------------  ----------  --------------------------------------------
                                           1994       1995        1996       1997        1998       1999        2000       2001
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------
A/R Collection                                2.8         1.5        1.9         3.0        3.0         3.0        3.0         3.0
Inventory Turn                               9.2x       11.2x      13.4x       16.1x      16.1x       16.1x      16.1x       16.1x
Other Current Assets % Sales                 2.8%        3.3%       1.4%        1.6%       1.6%        1.6%       1.6%        1.6%

Depr.                                         394         524        657         889        889         784        784         784
Cap. Expenditures                           1,211       1,776      1,677          50         50          50         50          50
Startup Costs % Sales                       23.7%       14.0%       9.1%        7.7%       7.7%        7.7%       7.7%        7.7%

A/P Collection                               28.3        31.3       28.7        25.3       25.3        25.3       25.3        25.3
Accrued Exp. % Sales                         5.3%        7.1%       5.3%        4.3%       4.3%        4.3%       4.3%        4.3%
Minority Interest % Sales                   22.8%       18.0%      11.6%        9.3%       9.3%        9.3%       9.3%        9.3%

($ IN 000'S)                           FISCAL YEAR ENDING MARCH 31,
                                       --------------------------
                                          PROJECTED
                                          ---------  ----------
                                            2002       2003
                                          ---------  ----------
A/R Collection                                 3.0         3.0
Inventory Turn                               16.1x       16.1x
Other Current Assets % Sales                  1.6%        1.6%

Depr.                                          784         784
Cap. Expenditures                               50          50
Startup Costs % Sales                         7.7%        7.7%

A/P Collection                                25.3        25.3
Accrued Exp. % Sales                          4.3%        4.3%
Minority Interest % Sales                     9.3%        9.3%

-----------------------------------------

* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.


                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                         DISCOUNTED CASH FLOW ANALYSIS
                 ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)

($ IN 000'S)                                                                            FISCAL YEAR ENDING MARCH 31,
                                       --------------------------------------------------------------------------------------------
                                                     ACTUAL                ESTIMATED                         PROJECTED
                                         --------------------------------  ----------  --------------------------------------------
                                           1994       1995        1996       1997        1998       1999        2000       2001
                                         ---------  ----------  ---------  ----------  ---------  ----------  ---------  ----------

Revenue                                                           11,992      13,218     13,879      13,306     13,971      14,670
Operating Cash Flow                                                  452         865        986       1,236      1,376       1,523
Net Income                                                          (394)       (230)       (50)        383        572         736
Book Value                                                         2,844       2,614      2,564       2,947      3,519       4,256


              Cash                                                                $0         $0          $0         $0          $0
              Debt                                                                 0          0           0          0           0
           0= Book Value                                                       2,614      2,564       2,947      3,519       4,256
           1= Revenue                                                         13,218     13,879      13,306     13,971      14,670
           2= Operating Cash Flow                                                865        986       1,236      1,376       1,523
           3= Net Income                                                        (230)       (50)        383        572         736


Choice:                                                                2

           0=         LBO
           1=      Equity

Choice:                                                                0

($ IN 000'S)                           FISCAL YEAR ENDING MARCH 31,
                                      ------------------------------
                                         PROJECTED
                                       -------------  ----------
                                             2002       2003
                                       -------------  ----------

Revenue                                      15,403      16,173
Operating Cash Flow                           1,684       1,853
Net Income                                      900       1,068
Book Value                                    5,155       6,224


              Cash                               $0          $0
              Debt                                0           0
           0= Book Value                      5,155       6,224
           1= Revenue                        15,403      16,173
           2= Operating Cash Flow             1,684       1,853
           3= Net Income                        900       1,068


Choice:

           0=         LBO
           1=      Equity

Choice:


----------------------------------------------------

(a)  Unlevered Net Free Cash Flow = (Operating Income)*(1-Tax
     Rate)+(Depreciation and Amortization)+(Changes in Working
     Capital)+(Capital Expenditures)



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                        DISCOUNTED CASH FLOW ANALYSIS*
                ADJUSTED REVENUE- 5% GROWTH (LONG BEACH SOLD)


DISCOUNTED CASH FLOW CALCULATION:

                                                  ============================
                                                  Terminal Value:   Book Value
                                                  Last Year:              2003
                                                  ============================

($000'S)

--------------------------------------------------------------------------------------------------------------
                                       TERMINAL VALUE
--------------------------------------------------------------------------------------------------------------
DISCOUNT RATE                  5.0x          6.0x          7.0x

                  31.00%     $5,267        $5,634        $6,000      Total Enterprise Value
                              3,322         3,689         4,055      Equity Enterprise Value (a)
                              $0.36         $0.40         $0.44      Per Share Equity Enterprise Value (b)
                              1,833         2,199         2,566      NPV of Terminal Value
                              34.8%         39.0%         42.8%      Term. Val./ Total Enterprise Value

                  33.00%     $4,954        $5,288        $5,623      Total Enterprise Value
                              3,009         3,344         3,678      Equity Enterprise Value (a)
                              $0.33         $0.37         $0.40      Per Share Equity Enterprise Value (b)
                              1,673         2,008         2,343      NPV of Terminal Value
                              33.8%         38.0%         41.7%      Term. Val./ Total Enterprise Value

                  35.00%     $4,667        $4,973        $5,279      Total Enterprise Value
                              2,722         3,028         3,334      Equity Enterprise Value (a)
                              $0.30         $0.33         $0.36      Per Share Equity Enterprise Value (b)
                              1,530         1,836         2,142      NPV of Terminal Value
                              32.8%         36.9%         40.6%      Term. Val./ Total Enterprise Value
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
FOOTNOTES:
-------------------------------------------------------------------------------

* Assumes Long Beach is sold in 1999 for the amount of the remaining debt outstanding related to the club.

(a)  Calculated as Total Net Present Value minus Debt Outstanding plus Cash
     Balances:

     Debt Outstanding as of March 31, 1997= 2,507
     Cash Balances as of March 31, 1997=      562

(b)  Number of shares outstanding as of March 31, 1997 was:      9,137,798



                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                              JILLIAN'S OF KENDALL
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH


($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             ----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                                PROJECTED
                             ------------  -----------  -------------------------------------------------------------  ----------
                                1996         1997        1998          1999        2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  ----------  ----------  -----------  ----------
Sales:
  Table Time                        $384         $326        $342          $359        $377        $396         $416        $436
  Cafe                               148          108         113           119         125         131          137         144
  Beer, Wine and Liquor              454          464         487           511         537         564          592         622
  Pro Shop                            41           39          40            43          45          47           49          52
  Games                               34           28          29            31          32          34           35          37
  Other Income                         3            5           5             6           6           6            6           7
                             ------------  -----------  ----------  ------------  ----------  ----------  -----------  ----------
Total Sales                        1,063          968       1,017         1,068       1,121       1,177        1,236       1,298

Cost of Goods Sold                   225          223         222           233         245         257          270         284
                             ------------  -----------  ----------  ------------  ----------  ----------  -----------  ----------
Gross Profit                         838          746         795           834         876         920          966       1,014
Gross Margin                        78.8%        77.0%       78.1%         78.1%       78.1%       78.1%        78.1%       78.1%

OPERATING EXPENSES
Wages                                209          220         231           242         255         267          281         295
Repairs                                7            7           7             8           8           9            9          10
Rent                                 263          276         285           292         299         307          314         322
Taxes                                 44           46          49            51          54          56           59          62
Advertising                           31           33          34            36          38          40           42          44
Travel/ Entertainment                  1            1           1             1           1           1            1           1
Professional Fees                      0            0           0             0           0           0            0           0
Insurance                             24           26          27            28          30          31           33          34
Utilities                             36           37          39            41          43          46           48          50
Depreciation & Amortization           53           53          53            53          53          53           53          53
Other Expenses                        64           68          71            75          78          82           86          91
                             ------------  -----------  ----------  ------------  ----------  ----------  -----------  ----------
  Total Expenses                     732          768         798           828         860         893          927         963

Minority Interest                      0            0           0             0           0           0            0           0

Operating Income                     106          (22)         (4)            6          16          27           39          52
                             ------------  -----------  ----------  ------------  ----------  ----------  -----------  ----------
Operating Margin                     9.9%        (2.3%)      (0.3%)         0.6%        1.5%        2.3%         3.2%        4.0%



                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                              JILLIAN'S OF SEATTLE
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH


($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $670         $709        $744          $782         $821        $862         $905        $950
  Cafe                               549          642         675           708          744         781          820         861
  Beer, Wine and Liquor              770          945         992         1,042        1,094       1,149        1,206       1,266
  Pro Shop                            30           24          25            26           28          29           30          32
  Games                              135          150         157           165          173         182          191         201
  Other Income                         1           10          10            10           11          12           12          13
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                        2,155        2,480       2,604         2,734        2,870       3,014        3,165       3,323

Cost of Goods Sold                   353          429         455           477          501         526          553         580
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                       1,801        2,051       2,149         2,256        2,369       2,488        2,612       2,743
Gross Margin                        83.6%        82.7%       82.5%         82.5%        82.5%       82.5%        82.5%       82.5%

OPERATING EXPENSES
Wages                                530          575         603           633          665         698          733         770
Repairs                               13           14          15            15           16          17           18          19
Rent                                 305          330         374           384          393         403          413         423
Taxes                                 91           99         104           109          114         120          126         132
Advertising                           37           40          42            44           46          48           51          53
Travel/ Entertainment                  1            2           2             2            2           2            2           2
Professional Fees                      0            0           0             0            0           0            0           0
Insurance                             43           47          49            52           54          57           60          63
Utilities                             39           42          45            47           49          52           54          57
Depreciation & Amortization           86           90          90            90           90          90           90          90
Other Expenses                        95          103         108           114          119         125          132         138
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                   1,239        1,341       1,431         1,489        1,549       1,613        1,679       1,748

Minority Interest                      0            0           0             0            0           0            0           0

Operating Income                     562          709         718           767          820         875          933         995
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    26.1%        28.6%       27.6%         28.1%        28.6%       29.0%        29.5%       29.9%




                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                             JILLIAN'S OF CLEVELAND
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $210         $220        $231          $242         $254        $267         $280        $294
  Cafe                               132          141         148           155          163         171          179         188
  Beer, Wine and Liquor              549          582         611           642          674         708          743         780
  Pro Shop                            13           33          34            36           38          40           42          44
  Games                               18           20          21            22           23          24           25          26
  Other Income                        13           16          16            17           18          19           20          21
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                          934        1,010       1,061         1,114        1,170       1,228        1,290       1,354

Cost of Goods Sold                   227          261         260           272          286         300          315         331
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         707          749         801           842          884         928          974       1,023
Gross Margin                        75.7%        74.1%       75.5%         75.5%        75.5%       75.5%        75.5%       75.5%

OPERATING EXPENSES
Wages                                202          202         212           222          234         245          258         270
Repairs                                1            1           1             1            1           1            1           1
Rent                                 118          119         113           116          119         122          125         128
Taxes                                 35           35          37            39           41          43           45          47
Advertising                           35           35          37            39           41          43           45          47
Travel/ Entertainment                  1            1           1             1            1           1            1           1
Professional Fees                      0            0           0             0            0           0            0           0
Insurance                             25           25          26            28           29          30           32          33
Utilities                             39           39          41            43           45          47           49          52
Depreciation & Amortization           58           57          57            57           57          57           57          57
Other Expenses                        64           64          68            71           75          78           82          86
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     578          577         592           616          641         668          695         724

Minority Interest                      0            0           0             0            0           0            0           0

Operating Income                     129          172         209           225          242         260          279         299
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    13.8%        17.0%       19.7%         20.2%        20.7%       21.2%        21.6%       22.1%



                                                               STONEBRIDGE
                                                              ASSOCIATES, LLC

                         JILLIAN'S OF CLEVELAND HEIGHTS
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $232         $236        $247          $260         $273        $286         $301        $316
  Cafe                               133          132         139           146          153         161          169         177
  Beer, Wine and Liquor              525          566         594           624          655         688          722         758
  Pro Shop                             7           13          13            14           15          16           16          17
  Games                               32           32          34            36           37          39           41          43
  Other Income                         5           11          11            12           12          13           14          14
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                          934          989       1,039         1,091        1,145       1,203        1,263       1,326

Cost of Goods Sold                   210          228         237           249          262         275          289         303
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         724          761         801           841          883         928          974       1,023
Gross Margin                        77.5%        77.0%       77.1%         77.1%        77.1%       77.1%        77.1%       77.1%

OPERATING EXPENSES
Wages                                214          200         210           221          232         243          256         268
Repairs                                1            7           7             7            8           8            8           9
Rent                                 111          109         112           114          117         120          123         126
Taxes                                 45           41          43            45           47          49           52          54
Advertising                           29           39          41            43           45          48           50          52
Travel/ Entertainment                  0            0           0             0            0           0            0           0
Professional Fees                      0            0           0             0            0           0            0           0
Insurance                             25           25          26            27           29          30           32          33
Utilities                             54           51          54            56           59          62           65          69
Depreciation & Amortization           47           47          47            47           47          47           47          47
Other Expenses                        72           71          86            89           92          95           98         101
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     598          591         626           651          677         704          732         761

Minority Interest                      9           15          15            20#          22#         26#          26#         29#

Operating Income                     117          155         160           171          185         198          216         233
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    12.5%        15.7%       15.4%         15.7%        16.2%       16.4%        17.1%       17.6%



                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                             JILLIAN'S OF PASADENA
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $188         $152        $159          $167         $176        $185         $194        $203
  Cafe                               286          247         259           272          286         300          315         331
  Beer, Wine and Liquor              401          473         497           522          548         576          604         635
  Pro Shop                             1            4           5             5            5           5            6           6
  Games                                4            8           9             9           10          10           11          11
  Other Income                        10            7           7             8            8           8            9           9
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                          889          891         936           983        1,032       1,084        1,138       1,195

Cost of Goods Sold                   232          244         247           259          272         286          300         315
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         657          648         689           724          760         798          838         880
Gross Margin                        73.9%        72.6%       73.6%         73.6%        73.6%       73.6%        73.6%       73.6%

OPERATING EXPENSES
Wages                                221          242         254           267          280         294          309         325
Repairs                                0            0           0             0            0           0            0           0
Rent                                 148          162         186           191          195         200          205         210
Taxes                                 28           31          32            34           36          37           39          41
Advertising                            4            5           5             5            6           6            6           6
Travel/ Entertainment                  3            3           4             4            4           4            4           5
Professional Fees                      0            0           0             0            0           0            0           0
Insurance                             26           28          30            31           33          34           36          38
Utilities                             31           34          35            37           39          41           43          45
Depreciation & Amortization           25           26          26            26           26          26           26          26
Other Expenses                        65           71          74            78           82          86           90          95
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     551          602         647           673          701         730          760         791

Minority Interest                      0            0           0             0            0           0            0           0

Operating Income                     105           45          42            50           59          68           78          88
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    11.9%         5.1%        4.5%          5.1%         5.7%        6.3%         6.9%        7.4%




                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                             JILLIAN'S OF WORCESTER
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $231         $233        $244          $257         $269        $283         $297        $312
  Cafe                                73           90          95            99          104         109          115         121
  Beer, Wine and Liquor              628          626         658           690          725         761          799         839
  Pro Shop                             4            3           3             3            3           3            4           4
  Games                              108           89          94            98          103         108          114         119
  Other Income                        37           44          46            48           51          53           56          59
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                        1,080        1,085       1,139         1,196        1,256       1,318        1,384       1,453

Cost of Goods Sold                   255          233         243           255          268         282          296         310
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         825          851         896           940          987       1,037        1,089       1,143
Gross Margin                        76.3%        78.5%       78.6%         78.6%        78.6%       78.6%        78.6%       78.6%

OPERATING EXPENSES
Wages                                225          225         236           248          260         273          287         301
Repairs                                6           10          10            11           11          12           12          13
Rent                                 183          164         188           193          198         203          208         213
Taxes                                 44           54          57            60           63          66           69          73
Advertising                           23           36          38            40           42          44           46          48
Travel/ Entertainment                  7            1           1             1            1           2            2           2
Professional Fees                      6            6           7             7            7           8            8           9
Insurance                             30           24          25            26           28          29           30          32
Utilities                             54           51          54            57           59          62           66          69
Depreciation & Amortization           60           87          87            87           87          87           87          87
Other Expenses                        80           57          60            63           66          70           73          77
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     719          716         764           793          823         855          889         923

Minority Interest                     39           61#         61#           66#          76#         87#          98#        110#

Operating Income                      67           75          71            82           88          95          102         109
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                     6.2%         6.9%        6.2%          6.8%         7.0%        7.2%         7.4%        7.5%




                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                             JILLIAN'S OF CHAMPAIGN
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $167         $156        $164          $172         $180        $189         $199        $209
  Cafe                               301          316         332           349          366         385          404         424
  Beer, Wine and Liquor              604          604         634           666          699         734          771         809
  Pro Shop                            10            7           8             8            9           9            9          10
  Games                               79           79          83            87           92          96          101         106
  Other Income                        23           26          27            29           30          32           33          35
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                        1,184        1,189       1,248         1,310        1,376       1,445        1,517       1,593

Cost of Goods Sold                   310          303         304           320          336         352          370         389
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         874          886         943           991        1,040       1,092        1,147       1,204
Gross Margin                        73.8%        74.5%       75.6%         75.6%        75.6%       75.6%        75.6%       75.6%

OPERATING EXPENSES
Wages                                251          242         254           267          280         294          309         324
Repairs                                1            8           8             8            9           9           10          10
Rent                                  90           98          99           101          104         107          109         112
Taxes                                 37           33          35            36           38          40           42          44
Advertising                           40           45          47            49           52          54           57          60
Travel/ Entertainment                  1            0           0             0            0           0            0           0
Professional Fees                      0            1           1             1            1           1            1           1
Insurance                             21           23          24            25           26          27           29          30
Utilities                             40           43          45            47           50          52           55          58
Depreciation & Amortization           82           84          84            84           84          84           84          84
Other Expenses                        82           83          87            91           96         100          105         111
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     645          658         683           710          739         769          801         834

Minority Interest                     93           89          89           115          124         135          145         156

Operating Income                     137          138         171           165          176         188          200         213
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    11.5%        11.6%       13.7%         12.6%        12.8%       13.0%        13.2%       13.4%



                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                             JILLIAN'S OF ANNAPOLIS
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $204         $169        $177          $186         $196        $205         $216        $226
  Cafe                               107          103         108           114          120         126          132         138
  Beer, Wine and Liquor              904          813         853           896          941         988        1,037       1,089
  Pro Shop                            13           15          15            16           17          18           19          20
  Games                              171          162         170           178          187         197          207         217
  Other Income                        25           17          18            19           20          21           22          23
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                        1,424        1,279       1,343         1,410        1,481       1,555        1,632       1,714

Cost of Goods Sold                   333          296         309           324          341         358          375         394
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                       1,090          983       1,034         1,086        1,140       1,197        1,257       1,320
Gross Margin                        76.6%        76.8%       77.0%         77.0%        77.0%       77.0%        77.0%       77.0%

OPERATING EXPENSES
Wages                                266          243         255           268          281         295          310         325
Repairs                                3           14          15            16           16          17           18          19
Rent                                 128          136         149           153          157         161          165         169
Taxes                                 44           48          51            53           56          59           61          65
Advertising                           53           58          60            63           67          70           74          77
Travel/ Entertainment                 21            6           6             6            7           7            7           8
Professional Fees                      3            5           5             5            6           6            6           6
Insurance                             24           26          27            29           30          31           33          35
Utilities                             51           47          49            52           54          57           60          63
Depreciation & Amortization           62           64          64            64           64          64           64          64
Other Expenses                       112           84          88            93           97         102          107         113
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     767          730         770           801          834         869          905         943

Minority Interest                     48           38          38            43           47          51           55          59

Operating Income                     275          215         226           241          259         277          297         318
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    19.3%        16.8%       16.8%         17.1%        17.5%       17.8%        18.2%       18.5%




                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                            JILLIAN'S OF LONG BEACH
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH

($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $100          $47         $50           $52          $55         $57          $60         $63
  Cafe                               285          154         161           169          178         187          196         206
  Beer, Wine and Liquor              943          867         910           956        1,004       1,054        1,107       1,162
  Pro Shop                             0            3           3             3            3           4            4           4
  Games                               16            0           0             0            0           0            0           0
  Other Income                        99           78          82            86           91          95          100         105
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                        1,443        1,149       1,206         1,267        1,330       1,397        1,466       1,540

Cost of Goods Sold                   417          318         334           351          368         387          406         427
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                       1,026          831         872           916          962       1,010        1,060       1,113
Gross Margin                        71.1%        72.3%       72.3%         72.3%        72.3%       72.3%        72.3%       72.3%

OPERATING EXPENSES
Wages                                443          363         381           400          420         441          463         486
Repairs                                2            2           2             2            2           2            3           3
Rent                                 297          243         249           256          262         268          275         282
Taxes                                 60           50          52            55           57          60           63          66
Advertising                           53           43          45            48           50          52           55          58
Travel/ Entertainment                  4            4           4             4            4           4            5           5
Professional Fees                     21           17          18            19           20          21           22          23
Insurance                             39           32          34            35           37          39           41          43
Utilities                             62           51          53            56           59          62           65          68
Depreciation & Amortization           68          105         105           105          105         105          105         105
Other Expenses                       143          117         122           129          135         142          149         156
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                   1,194        1,026       1,066         1,108        1,152       1,198        1,246       1,296

Minority Interest                      0            0           0             0            0           0            0           0

Operating Income                    (167)        (196)       (194)         (192)        (190)       (188)        (185)       (182)
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                   (11.6%)      (17.0%)     (16.1%)       (15.2%)      (14.3%)     (13.5%)      (12.6%)     (11.8%




                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                              JILLIAN'S OF TACOMA
                   HISTORICAL AND PROJECTED INCOME STATEMENT
                         ADJUSTED REVENUE- 5% GROWTH


($ IN 000'S)                                                       FISCAL YEAR ENDING MARCH 31,
                             -----------------------------------------------------------------------------------------------------
                               ACTUAL      ESTIMATED                              PROJECTED
                             ------------  -----------  --------------------------------------------------------------  ----------
                                1996         1997        1998          1999         2000        2001         2002        2003
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Sales:
  Table Time                        $108         $288        $302          $317         $333        $350         $367        $386
  Cafe                               143          377         396           416          437         459          482         506
  Beer, Wine and Liquor              508        1,112       1,168         1,226        1,288       1,352        1,420       1,491
  Pro Shop                             3           11          12            13           13          14           15          15
  Games                              125          379         398           418          438         460          483         508
  Other Income                        (0)          10          10            11           11          12           12          13
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Total Sales                          886        2,177       2,286         2,400        2,520       2,646        2,779       2,918

Cost of Goods Sold                   173          459         476           499          524         550          578         607
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Gross Profit                         713        1,719       1,811         1,901        1,996       2,096        2,201       2,311
Gross Margin                        80.5%        78.9%       79.2%         79.2%        79.2%       79.2%        79.2%       79.2%

OPERATING EXPENSES
Wages                                202          519         545           573          601         631          663         696
Repairs                                2            6           6             6            7           7            7           8
Rent                                  70          181         230           236          242         248          254         261
Taxes                                 44          114         120           126          132         139          146         153
Advertising                            7           19          20            21           22          23           25          26
Travel/ Entertainment                  1            2           2             2            2           2            2           2
Professional Fees                      2            4           4             4            4           5            5           5
Insurance                             11           29          30            32           34          35           37          39
Utilities                             30           76          80            84           89          93           98         102
Depreciation & Amortization           52          212         212           212          212         212          212         212
Other Expenses                        55          143         150           157          165         173          182         191
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
  Total Expenses                     477        1,305       1,400         1,454        1,510       1,569        1,630       1,695

Minority Interest                      0            0           0             0            0           0            0           0

Operating Income                     236          414         411           448          487         527          571         616
                             ------------  -----------  ----------  ------------  -----------  ----------  -----------  ----------
Operating Margin                    26.6%        19.0%       18.0%         18.6%        19.3%       19.9%        20.5%       21.1%


                                                                STONEBRIDGE
                                                              ASSOCIATES, LLC

                        JILLIAN'S ENTERTAINMENT CORP.
                  WEIGHTED AVERAGE COST OF CAPITAL ANALYSIS


=======================================================================================
                                          SCENARIO        SCENARIO          SCENARIO
                                            ONE             TWO              THREE
                                         ---------       ---------         ---------
COST OF DEBT (a)                             11.0%           11.0%             11.0%
Tax Rate                                      0.0%            0.0%              0.0%
                                         ---------       ---------         ---------
  TOTAL COST OF DEBT                         11.0%           11.0%             11.0%

COST OF EQUITY (b)                           38.0%           40.0%             42.0%


Jillian's Debt to Cap. Ratio=(c)            23.08%          23.08%            23.08%
Implicit Equity to Cap. Ratio=(c)           76.92%          76.92%            76.92%

WEIGHTED AVERAGE COST OF CAPITAL(d)          31.8%           33.3%             34.8%
                                         =========       =========         =========
=======================================================================================

--------------
(a) Jillian's cost of debt is calculated as the weighted average interest rate on Jillian's total debt outstanding as of March 31, 1997.

(b) Cost of Equity is based on the average realized return on venture capital funds during 1996 of 42.7%. Since Jillian's is a public company and does not quite fit the risk profile of pure private equity companies, Stonebridge chose to utilize a range of 38.0% to 42.0%.

(c) Jillian's Debt to Cap. Ratio-(Total Debt/[Total Debt + Paid In Capital]), Implicit Equity to Cap. Ratio=(Paid In Capital/[Total Debt + Paid In Capital]).

(d) Weighted average cost of capital=(Cost of Debt x Debt to Cap. Ratio) + (Cost of Equity x Equity to Cap. Ratio).

                         JILLIAN'S ENTERTAINMENT CORP.
                          HISTORICAL INCOME STATEMENT

($ IN 000'S)                                                    FISCAL YEAR ENDING MARCH 31,
                                       ---------------------------------------------------------------------------------------
                                                      AUDITED
                                         ----------------------------------                 LTM
                                           1995          %         1996          %        12/31/96        %
                                         ----------  ----------  ----------  ----------  -----------  -----------
Number of Clubs Open                             8                      10                       10
Sales Per Club                              $1,001                  $1,199                   $1,361
Sales Per Sq. Ft.                               84                      88                       99

Total Sales (a)                              8,009      100.0%      11,992      100.0%       13,609       100.0%
Sales Growth                                                         49.7%                    13.5%

Cost of Goods Sold                           1,749       21.8%       2,737       22.8%        3,021        22.2%
                                         ----------  ----------  ----------  ----------  -----------  -------------
Gross Profit                                 6,260       78.2%       9,255       77.2%       10,588        77.8%

Wages                                        1,870       23.4%       2,746       22.9%        3,074        22.6%
Rent                                         1,224       15.3%       1,685       14.1%        1,822        13.4%
Direct Operating Expenses                    1,590       19.9%       2,393       20.0%        2,665        19.6%
Start-up Costs Related to Development
  Stage Clubs                                  535        6.7%          83        0.7%            0         0.0%
General & Administrative Exp. (b)            1,187       14.8%       1,707       14.2%        1,438        10.6%
Depreciation and Amortization                  524        6.5%         657        5.5%          868         6.4%
Minority Interest                              110        1.4%         190        1.6%          217         1.6%
                                         ----------  ----------  ----------  ----------  -----------  -------------
  Total Expenses (c)                         7,040       87.9%       9,460       78.9%       10,084        74.1%

Operating Income                              (780)      (9.7%)       (205)      (1.7%)         504         3.7%
                                         ----------  ----------  ----------  ----------  -----------  -------------

EBITDA                                        (256)      (3.2%)        452        3.8%        1,372        10.1%

Net Interest Expense (Income)                   83        1.0%         189        1.6%          316         2.3%
Other Expense (Income)                           0        0.0%           0        0.0%            0         0.0%
                                         ----------  ----------  ----------  ----------  -----------  -------------
  Total Other Expense (Income)                  83        1.0%         189        1.6%          316         2.3%

Pretax Income                                 (863)     (10.8%)       (394)      (3.3%)         188         1.4%
Taxes                                            0        0.0%           0        0.0%            0         0.0%
                                         ----------  ----------  ----------  ----------  -----------  -------------
NET INCOME                                   ($863)     (10.8%)      ($394)      (3.3%)        $188         1.4%
                                         ==========  ==========  ==========  ==========  ===========  =============

---------------------------------------

(a)  Includes miscellaneous income related to club operations.

(b) LTM 1997 excludes approximately $200,000 in legal fees related to the transaction contemplated herein.

(c) Operating expenses do not include a $300,000 expense related to the writedown of the Long Beach club's assets.

                                                                  STONEBRIDGE
                                                                ASSOCIATES, LLC

                         JILLIAN'S ENTERTAINMENT CORP.
                      HISTORICAL AND PROJECTED DEBT TABLE

                                       -----------------------------------------------------------------------------------------
                                                                      FOR THE FISCAL YEARS ENDING MARCH 31,
                                       -----------------------------------------------------------------------------------------
                                               ACTUAL                               PROJECTED
                                       -----------------------------------------------------------------------------------------
                                         1996             1997         1998      1999       2000      2001     2002      2003
                                       -----------------------------------------------------------------------------------------
NOTE TO U.S. GOVERNMENT:
     Repayments (Borrowings)               30,000       54,000        36,000    109,792          0         0        0         0
     Outstanding Beginning                229,792      199,792       145,792    109,792          0         0        0         0
           Ending                         199,792      145,792       109,792          0          0         0        0         0
     Annual Interest Rate                    0.00%        0.00%         0.00%      0.00%      0.00%     0.00%    0.00%     0.00%
     Period Interest                            0            0             0          0          0         0        0         0

NOTE PAYABLE TO U.S. TRUST:
     Repayments (Borrowings)                    0     (201,389)       83,333     83,333     34,723         0        0         0
     Outstanding Beginning                      0            0       201,389    118,056     34,723         0        0         0
           Ending                               0      201,389       118,056     34,723          0         0        0         0
     Annual Interest Rate                    9.75%        9.75%         9.75%      9.75%      9.75%     9.75%    9.75%     9.75%
     Period Interest                            0        9,818        15,573      7,448      1,693         0        0         0

NOTE TO CITY OF CLEVELAND:
     Repayments (Borrowings)                8,282       13,241        62,978          0          0         0        0         0
     Outstanding Beginning                 84,501       76,219        62,978          0          0         0        0         0
           Ending                          76,219       62,978             0          0          0         0        0         0
     Annual Interest Rate                    7.00%        7.00%         7.00%      7.00%      7.00%     7.00%    7.00%     7.00%
     Period Interest                        5,625        4,872         2,204          0          0         0        0         0

NOTE TO JAKES CORP. (PASADENA):
     Repayments (Borrowings)                    0      175,000             0          0          0         0        0         0
     Outstanding Beginning                175,000      175,000             0          0          0         0        0         0
           Ending                         175,000            0             0          0          0         0        0         0
     Annual Interest Rate                    7.00%        7.00%         7.00%      7.00%      7.00%     7.00%    7.00%     7.00%
     Period Interest                       12,250        6,125             0          0          0         0        0         0

NOTE TO EVERGREEN (SEATTLE):
     Repayments (Borrowings)               31,989       63,785        42,511     38,242          0         0        0         0
     Outstanding Beginning                176,527      144,538        80,753     38,242          0         0        0         0
           Ending                         144,538       80,753        38,242          0          0         0        0         0
     Annual Interest Rate                    9.50%        9.50%         9.50%      9.50%      9.50%     9.50%    9.50%     9.50%
     Period Interest                       15,251       10,701         5,652      1,816          0         0        0         0

NOTE TO BANK ONE (CHAMPAIGN):
     Repayments (Borrowings)               25,796       42,391        31,481     36,429          0         0        0         0
     Outstanding Beginning                136,097      110,301        67,910     36,429          0         0        0         0
           Ending                         110,301       67,910        36,429          0          0         0        0         0
     Annual Interest Rate                   10.00%       10.00%        10.00%     10.00%     10.00%    10.00%   10.00%    10.00%
     Period Interest                       12,320        8,911         5,217      1,821          0         0        0         0

NOTE TO ANN STILLMAN:
     Repayments (Borrowings)                    0            0             0          0    185,000         0        0         0
     Outstanding Beginning                185,000      185,000       185,000    185,000    185,000         0        0         0
           Ending                         185,000      185,000       185,000    185,000          0         0        0         0
     Annual Interest Rate                   15.00%       15.00%        15.00%     15.00%     15.00%    15.00%   15.00%    15.00%
     Period Interest                       27,750       27,750        27,750     27,750     13,875         0        0         0

                         JILLIAN'S ENTERTAINMENT CORP.
                      HISTORICAL AND PROJECTED DEBT TABLE

                                       -----------------------------------------------------------------------------------------
                                                                      FOR THE FISCAL YEARS ENDING MARCH 31,
                                       -----------------------------------------------------------------------------------------
                                               ACTUAL                               PROJECTED
                                       -----------------------------------------------------------------------------------------
                                         1996             1997         1998      1999       2000      2001     2002      2003
                                       -----------------------------------------------------------------------------------------
NOTE TO CITY OF LONG BEACH:
     Repayments (Borrowings)                            26,226        36,397    387,377          0         0        0         0
     Outstanding Beginning                             450,000       423,774    387,377          0         0        0         0
           Ending                         450,000      423,774       387,377          0          0         0        0         0
     Annual Interest Rate                    7.00%        7.00%         7.00%      7.00%      7.00%     7.00%    7.00%     7.00%
     Period Interest                       15,750       30,582        28,390     13,558          0         0        0         0

NOTE 1 TO JOE O'DONNELL:
     Repayments (Borrowings)              (50,000)      50,000             0          0          0         0        0         0
     Outstanding Beginning                      0       50,000             0          0          0         0        0         0
           Ending                          50,000            0             0          0          0         0        0         0
     Annual Interest Rate                    8.50%        8.50%         8.50%      8.50%      8.50%     8.50%    8.50%     8.50%
     Period Interest                        2,125        2,125             0          0          0         0        0         0

NOTE 2 TO JOE O'DONNELL:
     Repayments (Borrowings)                          (300,000)      300,000          0          0         0        0         0
     Outstanding Beginning                                   0       300,000          0          0         0        0         0
           Ending                               0      300,000             0          0          0         0        0         0
     Annual Interest Rate                   11.25%       11.25%        11.25%     11.25%     11.25%    11.25%   11.25%    11.25%
     Period Interest                            0       16,875        16,875          0          0         0        0         0

NOTE TO EVERGREEN (TACOMA):
     Repayments (Borrowings)              284,357       67,040        55,424     60,924     66,958    34,011        0         0
     Outstanding Beginning                      0      284,357       217,317    161,893    100,969    34,011        0         0
           Ending                         284,357      217,317       161,893    100,969     34,011         0        0         0
     Annual Interest Rate                    9.50%        9.50%         9.50%      9.50%      9.50%     9.50%    9.50%     9.50%
     Period Interest                       13,507       23,830        18,012     12,486      6,412     1,616        0         0

BRIDGE NOTES:
     Repayments (Borrowings)             (280,000)           0       280,000          0          0         0        0         0
     Outstanding Beginning                      0      280,000       280,000          0          0         0        0         0
           Ending                         280,000      280,000             0          0          0         0        0         0
     Annual Interest Rate                   25.00%       25.00%        25.00%     25.00%     25.00%    25.00%   25.00%    25.00%
     Period Interest                       35,000       70,000        35,000          0          0         0        0         0

ANNAPOLIS CAP. LEASE:
     Repayments (Borrowings)               40,367       85,264        64,695     64,674          0         0        0         0
     Outstanding Beginning                255,000      214,633       129,369     64,674          0         0        0         0
           Ending                         214,633      129,369        64,674          0          0         0        0         0
     Annual Interest Rate                   11.90%       11.90%        11.90%     11.90%     11.90%    11.90%   11.90%    11.90%
     Period Interest                       27,943       20,468        11,546      3,848          0         0        0         0

ANNAPOLIS CAP. LEASE:
     Repayments (Borrowings)               32,851       32,061             0          0          0         0        0         0
     Outstanding Beginning                 64,912       32,061             0          0          0         0        0         0
           Ending                          32,061            0             0          0          0         0        0         0
     Annual Interest Rate                   11.90%       11.90%        11.90%     11.90%     11.90%    11.90%   11.90%    11.90%
     Period Interest                        5,770        1,908             0          0          0         0        0         0

                         JILLIAN'S ENTERTAINMENT CORP.
                      HISTORICAL AND PROJECTED DEBT TABLE

                                       -----------------------------------------------------------------------------------------
                                                                      FOR THE FISCAL YEARS ENDING MARCH 31,
                                       -----------------------------------------------------------------------------------------
                                               ACTUAL                               PROJECTED
                                       -----------------------------------------------------------------------------------------
                                         1996             1997         1998      1999       2000      2001     2002      2003
                                       -----------------------------------------------------------------------------------------
LONG BEACH CAP. LEASE:
     Repayments (Borrowings)               22,202       13,129         9,073          0          0         0        0         0
     Outstanding Beginning                      0       22,202         9,073          0          0         0        0         0
           Ending                          22,202        9,073             0          0          0         0        0         0
     Annual Interest Rate                   14.60%       14.60%        14.60%     14.60%     14.60%    14.60%   14.60%    14.60%
     Period Interest                        1,621        2,283           662          0          0         0        0         0

LONG BEACH CAP. LEASE:
     Repayments (Borrowings)               33,929       (4,523)        7,552     30,900          0         0        0         0
     Outstanding Beginning                      0       33,929        38,452     30,900          0         0        0         0
           Ending                          33,929       38,452        30,900          0          0         0        0         0
     Annual Interest Rate                   13.89%       13.89%        13.89%     13.89%     13.89%    13.89%   13.89%    13.89%
     Period Interest                        2,356        5,027         4,816      2,146          0         0        0         0

LONG BEACH CAP. LEASE:
     Repayments (Borrowings)               45,648       14,179         9,876     21,593          0         0        0         0
     Outstanding Beginning                      0       45,648        31,469     21,593          0         0        0         0
           Ending                          45,648       31,469        21,593          0          0         0        0         0
     Annual Interest Rate                   13.30%       13.30%        13.30%     13.30%     13.30%    13.30%   13.30%    13.30%
     Period Interest                        3,036        5,128         3,529      1,436          0         0        0         0

JEC EQUIPMENT LEASE:
     Repayments (Borrowings)               10,884        2,540         2,059      2,465      2,962       858        0         0
     Outstanding Beginning                      0       10,884         8,344      6,285      3,820       858        0         0
           Ending                          10,884        8,344         6,285      3,820        858         0        0         0
     Annual Interest Rate                   18.20%       18.20%        18.20%     18.20%     18.20%    18.20%   18.20%    18.20%
     Period Interest                          990        1,750         1,331        920        426        78        0         0

JEC EQUIPMENT LEASE:
     Repayments (Borrowings)               34,199        8,411         6,635      7,750      9,052     2,351        0         0
     Outstanding Beginning                      0       34,199        25,788     19,153     11,403     2,351        0         0
           Ending                          34,199       25,788        19,153     11,403      2,351         0        0         0
     Annual Interest Rate                   15.60%       15.60%        15.60%     15.60%     15.60%    15.60%   15.60%    15.60%
     Period Interest                        2,668        4,679         3,505      2,383      1,073       183        0         0

TACOMA EQUIPMENT LEASE:
     Repayments (Borrowings)              294,557       71,493        53,219     60,316     68,358    41,171        0         0
     Outstanding Beginning                      0      294,557       223,064    169,845    109,529    41,171        0         0
           Ending                         294,557      223,064       169,845    109,529     41,171         0        0         0
     Annual Interest Rate                   12.60%       12.60%        12.60%     12.60%     12.60%    12.60%   12.60%    12.60%
     Period Interest                       18,557       32,610        24,753     17,601      9,494     2,594        0         0


                         JILLIAN'S ENTERTAINMENT CORP.
                      HISTORICAL AND PROJECTED DEBT TABLE

                                       -----------------------------------------------------------------------------------------
                                                                      FOR THE FISCAL YEARS ENDING MARCH 31,
                                       -----------------------------------------------------------------------------------------
                                               ACTUAL                               PROJECTED
                                       -----------------------------------------------------------------------------------------
                                         1996             1997         1998      1999       2000      2001     2002      2003
                                       -----------------------------------------------------------------------------------------
JEC EQUIPMENT LEASE:
     Repayments (Borrowings)             (255,825)     179,460        76,365          0          0         0        0         0
     Outstanding Beginning                      0      255,825        76,365          0          0         0        0         0
           Ending                         255,825       76,365             0          0          0         0        0         0
     Annual Interest Rate                   11.25%       11.25%        11.25%     11.25%     11.25%    11.25%   11.25%    11.25%
     Period Interest                       14,390       18,686         4,296          0          0         0        0         0

Total Debt                             $2,899,145   $2,506,837    $1,349,239   $445,444    $78,391        $0       $0        $0
Total Interest (a)                       $216,909     $304,127      $209,113    $93,214    $32,972    $4,471       $0        $0

Total Debt (Less Long Beach)           $2,347,366   $2,004,069      $909,369   $445,444    $78,391        $0       $0        $0
Total Interest (Less Long Beach) (a)     $194,146     $261,106      $171,715    $76,073    $32,972    $4,471       $0        $0


------------------------------
(a) Represents Stonebridge's estimate. Will not foot to audited or projected financials due to timing issues and variable interest rate parameters on the US Trust debt.